UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

Mutual Fund and Variable Insurance Trust

(Exact name of registrant as specified in charter)

36 North New York Avenue

Huntington, NY 11743

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-631-629-4237

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1.	Reports to Shareholders.

Annual Shareholder Report

December 31, 2021

INSTITUTIONAL SHARES

CLASS A SHARES

CLASS C SHARES

unaudited

December 31, 2021

Rational Equity Armor Fund

Dear Fellow Shareholders,

The Rational Equity Armor Fund (HDCTX and the “Fund”) seeks total return on investment, with dividend income an important component of that return. The Fund seeks to achieve this goal by investing in two baskets, a long equity portfolio and a volatility hedge overlay. The Fund seeks to achieve its investment objective by investing primarily in common stock of dividend paying companies included within the S&P 500 Index. The Fund also invests a portion of its assets in futures contracts on the Cboe Volatility Index in cash as a hedge against the common stock held in the Fund’s portfolio.

Since the liquidity crisis of 2008, the Fed has made it clear to traders, should the market falter, the Fed would step up with additional stimulus. While this factor, known as the “Fed Put”, creates challenging market conditions for hedged equity funds like HDCTX, where the Fund is invested in stocks and a long volatility hedge, the Fund has managed to provide an attractive risk-adjusted return.

In 2021 we saw volatility and implied volatility, as measured by the VIX, move significantly lower as the Fed pumped liquidity into the markets. 2021 was a year when equities rose on lower volatility. During the year, the Fund was roughly invested 85% in stocks and 12% in our proprietary volatility hedge. Which makes it difficult to match the performance of any equity index or benchmark in a particularly strong year for stocks combined with low volatility. Despite this headwind, we were able to provide our investors double digit returns while taking significantly reduced market risk.

We believe that 2022 will be a challenging year for investors. The Fed is poised to pull back on its bond buying and shrink its balance sheet. We have already seen the 10-year rate rise from 1.35 to 1.80 (+22%) in less than a month. We believe core inflation is running at well above what the Fed has claimed and will continue to stay elevated for the next 12 to 18 months. The Nasdaq Index is trading around a 36 multiple, and the last time inflation was this high, it traded around a 22 multiple. Over 50% of the SPX Index is comprised of Nasdaq stocks and the top 5 stocks in the SPX had a combined +28% return. Valuations are high, market returns are concentrated, and there likely will be no rising tide that lifts all boats in 2022.

Risk managers need to be cognizant of the change 2022 will bring. Low inflation of the past 20 years has given a false sense of security. When inflation is high, the Fed cannot print its way out of a problem. Stock selection, nimble portfolio management, and rebalancing will be key in 2022 as we believe investors will see a return of “normalized volatility” to the markets where macroeconomic factors and good old-fashioned stock valuations and balance-sheet discipline will rule markets again.

We believe the Fund is well positioned to meet the challenges of the year ahead with its hedged investment strategy and experienced management team, which has over 80 years of combined experience in equity and equity derivatives markets. Our CEO, Luke Rahbari, ran the largest options pit by volume in the United States during the 90s Dot.com era. He later ran a large Equity Derivatives desk trading in the multiple billions in notional value. Our CIO, Brian Stutland, was in the CBOE pits when VIX options started trading and was at one time the largest electronic market-maker in the VIX options. Our other portfolio manager, Joe Tigay, started his career with Brian and has traded multiple instruments including the VIX, SPX and NDX to name a few.

We thank you for your trust in us and will strive to continue to deliver outstanding risk adjusted returns to you.

Sincerely,

Joe Tigay

Brian Stutland

Luke Rahbari

The Fund’s total annualized returns through December 31, 2021 as compared to the S&P 500 Value TR Index were as follows:

	1 Year	3 Years	5 Years	10 Years	Since Inception*
Institutional Class	14.52%	13.88%	4.97%	6.78%	6.01%
Class A	14.11%	13.61%	4.71%	6.51%	5.75%
Class C**	13.40%	12.715	4.01%	5.85%	4.88%
Class A w/ Sales Charge	8.64%	11.77	3.69%	6.00%	5.50%
S&P 500 Value TR Index (1)	24.90%	18.65%	11.90%	13.29%	7.12%

*	Inception: 03/01/2001

**	Class C Shares commenced operations on January 3, 2014. Returns prior to that date are of the Institutional Shares, adjusted for expenses of Class C Shares. Institutional Shares would have had substantially similar annual returns because the shares are invested in the same portfolio.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Value Total Return Index® (“S&P 500 Value TR”) is an unmanaged market-capitalization weighted index consisting of those stocks within the S&P 500 that exhibit strong value characteristics. It uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. The S&P 500 Total Return Index® (“S&P 500 TR”) is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index.

5189-NLD-0128-2022

Rational Equity Armor Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2021

The Fund’s performance figures* for each of the periods ended December 31, 2021, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	14.52%	4.97%	6.78%	6.01%	N/A
Class A	14.11%	4.71%	6.51%	5.75%	N/A
Class A with load	8.64%	3.69%	6.00%	5.50%	N/A
Class C	13.40%	4.01%	N/A	N/A	3.80%
S&P 500 Value Total Return Index (c)	24.90%	11.90%	13.29%	7.12%	10.73%
S&P 500 Total Return Index (d)	28.71%	18.47%	16.55%	8.78%	14.92%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2021 prospectus, the total annual operating expense are 1.33% for Institutional shares, 1.70% for A shares and 2.40% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to December 2019 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is March 1, 2001 for Class A, Institutional and the benchmarks.

(b)	Inception date is January 3, 2014 for Class C and the benchmarks.

(c)	The S&P 500 Value Total Return Index uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. Investors cannot invest directly in an Index.

(d)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry ^	% of Net Assets
Banking	10.1%
Institutional Financial Services	7.0%
Oil & Gas Producers	6.3%
Biotech & Pharma	5.8%
Machinery	5.2%
Wholesale - Consumer Staples	4.9%
Food	4.6%
Home Construction	4.1%
Reits	4.1%
Semiconductors	3.9%
Other/Short-Term Investments	44.0%
100.0%

^	Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

unaudited

December 31, 2021

Rational Tactical Return Fund

Dear Fellow Shareholders,

The Rational Tactical Return Fund (the “Fund”) seeks total return consisting of capital appreciation and income by making investments in long and short call and put options on futures contracts on the S&P 500 Index, as well as cash, and cash equivalents. For the year, the Fund posted a +3.94% (Class I) return versus +28.71% for the S&P 500 TR Index (S&P).

Investment Strategy

The Sub Advisor’s strategy seeks to achieve its investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; and (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction. The Fund is designed to produce returns that are not correlated with equity market returns. The Fund employs strict risk management procedures, supported by both technical and fundamental analysis, that are intended to provide consistency of returns and to mitigate the extent of losses.

Fund Performance

The Fund’s stated objective is “to seek total return consisting of capital appreciation and income.” While many will compare the Fund to the S&P, as we trade options on that index, our goal is to have low correlation to that benchmark. In this light, our objective is to provide positive, risk adjusted absolute returns to our investors. When those returns are additionally weighed against the volatility endured to produce such returns, with extremely low standard deviation on a daily, monthly, and yearly timeframe, the Fund has delivered results at the top of its peer group. We also continue to provide excellent downside protection during periods of great stress on the benchmark. For these reasons we believe the Fund has performed well and has met its objective.

In looking at the Morningstar ranking and return data for the category in which the strategy is placed, “Options Trading,” the category is extremely broad with all options traders, many of whom take extreme risk collecting premiums during periods of positive index performance and may at times outperform but suffer in periods of rising volatility. That can be seen when looking at the recent 1 and 3-month performance where the Fund significantly outperformed both the Index and category. When looking at the Morningstar Risk evaluations for the most recent 3-year period, the Fund has provided multiples of Alpha when compared to the index and category. Also, the Fund produced a Sharpe ratio more than double the index and triple the category, at a volatility (Std Dev) of 1.6 vs 7.6 and 9.6 for the index and category.

While the overall market performed well during 2021, under the surface, the characteristics of volatility presented some challenges and opportunities for the Fund. Historically high levels of the volatility of volatility itself (the VVIX) meant that the market would oscillate between low and high volatility levels very quickly. This allowed us to monetize positions on a number of occasions but also led to more frequent hedging of the portfolio. We anticipate this environment to continue and will seek to take advantage of this conditions in the future.

The Fund’s total annualized returns through December 31, 2021 as compared to the S&P 500 TR Index (S&P) benchmark were as follows:

	1 Year	3 Years	Since 12/5/17	5 Years	10 Years	Since Inception (05/02/07) *
Class I	3.94%	4.95%	6.24%	5.58%	1.46%	-0.87%
Class A	3.75%	4.74%	6.01%	5.43%	1.30%	-1.05%
Class C	2.94%	3.88%	5.28%	4.64%	n/a	5.15%
Class A with Sales Charge	-1.26%	3.06%	4.75%	4.39%	0.81%	-1.38%
S&P 500 Total Return Index (1)	28.71%	26.07%	17.83%	n/a**	n/a**	n/a**

*	Inception: 05/02/2007 (Class A & Inst.), 05/31/2016 (Class C). Prior to 12/5/2017, the Rational Tactical Return Fund was named the Rational Real Strategies Fund, which was managed by a different sub-advisor and implemented a different investment strategy.

**	S&P 500 TR Index not relevant to strategy prior to 12/5/2017 strategy change.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

In its fourth full year as the Fund’s Sub Advisor, Warrington has continued to provide strong absolute and relative returns, while consistently managing market risks. The Fund’s assets grew significantly in 2021, and we seek to continue to manage that growth carefully as equity markets have become richly valued in recent months, increasing the likelihood of future market volatility and heightened risk. In volatile markets, Warrington ensures that risk management is paramount, while concurrently evaluating the risk / reward relationship of the opportunities presented by volatile markets.

Sincerely,

Scott Kimple and Mark Adams

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Tactical Return Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

1150-NLD-01272022

Rational Tactical Return Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2021

The Fund’s performance figures* for each of the periods ended December 31, 2021, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	3.94%	5.58%	1.46%	(0.87)%	N/A
Class A	3.75%	5.43%	1.30%	(1.05)%	N/A
Class A with load	(1.26)%	4.39%	0.81%	(1.38)%	N/A
Class C	2.94%	4.64%	N/A	N/A	5.15%
S&P 500 Total Return Index (c)	28.71%	18.47%	16.55%	10.52%	18.02%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2021 prospectus, the total annual operating expense are 2.10% for Institutional Class shares, 2.38% for Class A shares and 3.09% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to December 2017 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is May 1, 2007 for Class A, Institutional and the benchmark.

(b)	Inception date is May 31, 2016 for Class C and the benchmark.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Asset Type ^	% of Net Assets
Short-Term Investments	65.2%
Other/Cash & Equivalents	34.8%
100.0%

^	Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

unaudited

December 31, 2021

Rational Dynamic Brands Fund (HSUAX | HSUCX | HSUTX) vert

Dear Investors,

Happy New Year! If you are an avid mountain biker and thrill-seeker and get to Lake Tahoe, you will absolutely want to ride Mr. Toad’s Wild Ride. We bring this up because that’s how we would describe equity markets in 2021. Our Investor Update last year started by asking the market gods for a “healthy dose of normal” across markets for 2021. As we write this year’s annual letter, we can definitively say, the market gods ignored our request in favor of a wild ride worthy of Mr. Toad’s. In hindsight, investing in stage one of a global pandemic is a lot simpler than investing in stage two. In stage two, human beings and investors must deal with all the distortions that are created by the crisis, as well as the responses to the crisis by policy makers and politicians. As we start 2022, we are extremely excited about the current portfolio holdings and their ability to generate a relatively stable stream of revenue, free cash flow, and actual earnings. Remember “earnings”? For the last five years, actual profits were not required to generate strong returns in growth stocks. We think it’s safe to say, profits and revenue growth and generating free cash flow are the hallmarks of solid long-term businesses, generally more stable stock price movements and solid long-term returns. That’s our focus as we start 2022 as the 2-year Covid distortions begin to normalize.

We all like investing in calm markets with high certainty, but the reality is, the best returns often happen when fear is everywhere and there is a very high wall of worry to climb. That’s where we are today in markets, Fed policy, and the economy. Here’s the positive disconnect between the narrative and the business fundamentals of our companies: we see tremendous value across important global consumption categories, particularly in the services sector. Overall, stocks and bonds are expensive relative to history, but we urge investors to be careful about broad-based market narratives. No matter what market or economic environment we are in, there’s always a sub-segment of the market that appears attractive for investment. We own a focused basket of highly relevant brands, most of which are trading at very reasonable valuations, hold strong recovery potential, and are operating at the center of significant secular growth tailwinds. In 2020, work from home, e-commerce, and high growth, profitless businesses worked the best. 2021 was the year where indexes held up well, but the average stock experienced significant volatility and rolling corrections. The second and third-tier businesses (we tend not to traffic in this group) that survived the global economic shutdowns experienced monumental snapbacks as bankruptcies were avoided. Suffice it to say, the lowest quality, least competitive, least profitable businesses only outperform once in a very long time. Our approach is to anchor to the most relevant and innovative brands across important spending categories, and those businesses, on average, outperform low quality companies more often than not. In 2022, our team has high confidence that a return to quality stocks with superior pricing power and high profitability will occur and that these companies offer the best opportunity for attractive total returns. We couldn’t be more excited about the current group of brands we own in the Fund. And the best part for investors is that the market is putting them on sale right now. Buying low (fear), selling high (euphoria) will never go out of style. The short-term uncertainty caused by Omicron, the Fed normalization process and inflation are offering solid entry points for long-term investors.

As a reminder, global consumer spending is a $40+ trillion per year phenomenon that, given its size and scope, warrants dedication in a portfolio. Most portfolios still do not hold sufficient exposure to a stable, predictable theme like consumer spending. That’s why the Dynamic Brands strategy was created and why we took over the Rational Dynamic Brands (HSUTX) Fund in October 2017. In a world with so many complex equity strategies, our thesis is likely the simplest to understand. At the center of this fund is logic, commonsense and risk management:

If consumption is the core of the economy at 70% of GDP,

shouldn’t the most powerful brands serving this theme be the core holding in your portfolio?

COMMENTARY

When high quality stocks go on sale and underperform, we thank our lucky stars and build bigger positions. We have relatively modest exposure to the highest valuation, lowest profitability, growth stocks in favor of owning a high profitability, high quality and a travel recovery barbell. At one end of the barbell, we own a core group of exceptionally high-quality brands serving important “every-day” spending & investing categories like saving for retirement, e-commerce, athleisure, credit card payments, home improvements & luxury home furnishings, home building, real estate platforms, brick-and-mortar mass market retail, video streaming, consumer healthcare, electric & traditional luxury vehicles, cloud computing, luxury apparel and accessories, and healthy fast casual restaurants. At the opposite end of the barbell, we have a basket of travel and recreation platforms via Expedia, Airbnb, and Caesar’s, a leader in Vegas entertainment & sports betting. Our exposure to Visa, Mastercard, PayPal, and Google serve both masters with key exposure to both portions of the thematic barbell. Dynamic Brands will always be a diverse, thematic consumer trends fund that holds baskets of great brands serving a differentiated group of sub-themes within the global consumption primary opportunity. As consumer trends & habits evolve, so too will the portfolio of brands we own. We are absolutely thrilled to be the only fund and management team investing across lifetime spending categories and through a dedication to highly relevant, strong brands. These intangible assets continue to be misunderstood and largely ignored by most investors.

The chart below highlights a tale of two markets in 2021. On the surface, the markets were solid and quiet, but under the surface there was massive volatility, wild sector rotations and a rolling correction that was quite severe. Most indexes performed strongly, most stocks inside these indexes lagged. The vast majority of returns came from the largest stocks in the indexes which was driven by a historic amount of money flowing into the largest, most liquid market cap weighted ETF’s. In 2021, the ETF effect was in full force. The good news for investors: we now have a better base to build from and valuations and expectations have largely been re-set. Here’s how crazy the market was in 2021: as of 12/20/21, >90% of the S&P 500 and Nasdaq Index stocks were at least 10% away from their 52-week highs and 68% of the Nasdaq holdings had at least a 25% pullback from their highs. This kind of variance between the index performance and the average stock performance is very rare. Between hedge fund redemptions, algo-traders that use short-term momentum signals for decision making, tax-loss selling, cap gains being pulled forward, Covid variants spiking, and nervousness about current & future monetary policy, 2021 truly was a year like few others. We feel confident you will hear this story across most of the letters you read.

	S&P 500	NASDAQ 100	NASDAQ Composite	Russell 2000

% Of Members With At Least 25% Correction From YTD High*	20%	35%	68%	66%

% Of Members With At Least 20% Correction From YTD High*	37%	54%	74%	78%

% Of Members With At Least 10% Correction From YTD High*	91%	94%	89%	98%

Average % Price Decline From YTD High*	-19%	-25%	-43%	-39%

* As of 12/20/2021; source: Bloomberg	© Alpine Macro 2021

Here’s another fascinating statistic: if you removed the largest 5 stocks from the Nasdaq Composite Index (Apple, Microsoft, Amazon, Google, Tesla), the 2021 return of the index would be negative on the year. Like every year, 2022 will have its ups and downs, but on the margin, we think the supply chain issues & clogged port issues will begin to normalize, albeit slowly, while labor shortages and high wage inflation could stay present for longer. The pent-up demand for being out and about and traveling around the world has never been greater so we continue to like the service & leisure sector rebound. Our stock selection is centered around the brands with high demand for their products/services, with sustainable pricing power because of strong brand love and loyalty, and a tilt towards asset-light business models with lower labor costs given our view that wage pressure will linger for quite a while.

THE CONSUMER IS STILL SPENDING WELL

At 70% of total GDP, consumption spending really matters. Regardless of the current narrative, the consumer is still very healthy, home prices are high, and the wealth effect is very strong. Having a solid job with good wage growth, lower credit card debt outstanding, higher savings & money market balances and easily being able to upgrade your job & salary, all feed into our collective consumption capacity readings. The path we see currently out the front of the windshield is currently quite positive and sustainable from a consumption perspective. In a world filled with uncertainty, the predictability of consumer spending given there’s still roughly $3 trillion in excess savings, makes us feel quite good about the prospects for the most important brands serving key consumption industries. Yes, the cost of everything we want/need has gone up, year over year, and a portion of the population is feeling a new pinch in their wallets. Consumer behavior is very likely to change in 2022 and that’s where stock picking can add a significant amount of value to a portfolio. When the price of everything is high and stubborn, the masses tend to start prioritizing their spending while deferring other, non-core spending. That process is what will drive continued earnings and revenue beats or misses in the coming quarters.

The most beloved brands selling the most in-demand products and services will continue to thrive, the second-tier brands in non-critical spending categories could see demand erosion if the price to value ratio is not attractive. The current dynamic portfolio construction reflects the brands and spending categories we believe are most important to consumers today. When the number of categories and brands that are thriving moves down, the portfolio gets more concentrated. The portfolio is simply a reflection of the opportunities we see across the wide spectrum of consumer spending and business investment.

2022: SHIFT FURTHER UP IN QUALITY, LOWER THE NUMBER OF BRANDS, & UTILIZE PORTFOLIO FLEXIBILITY.

The distortions created through global policy mistakes have created a very compelling investment opportunity across high quality brands. Consumer favorites like Amazon, Visa, Mastercard, PayPal, and Netflix have largely underperformed the market since mid-2020. That’s an opportunity, particularly now that their stock and valuations have moved to the lower end of their historic ranges versus the index. These are strong businesses utilized by global consumers and they have very loyal customers and high brand love. History suggests when they go out of favor, you overweight them, and that’s exactly what we have done in the portfolio. Visa, Mastercard, and PayPal, in particular, are buying stock back aggressively while the stocks are low. What happens when business trends return to normal, and the number of outstanding shares have been aggressively reduced? Earnings beats. That’s what we see for many of the brands we own in the portfolio.

When our team wrote the Brands Fund prospectus, we wanted to have wide flexibility to deal with whatever market environment we had at any part of the business cycle. As we enter 2022, we think portfolio flexibility will be a key factor driving the returns for the year. Having the ability to use cash to our advantage, actively trade if/when volatility is stubbornly high, and play offense and defense offers investors more ways to win. If you have been in this business for many decades, you know that there are very few equity funds with wide latitude in the prospectus. Whether it’s the Brands Fund or others, we urge you to seek exposure to flexible strategies given how many uncertainties there are around the globe. Our strong return in 2020 highlights our ability and interest in using volatility to our advantage. Just a reminder: if you seek attractive returns, you must be willing to ride through the occasional bout of volatility. Market returns do not happen in a linear fashion, they often come in a more volatile fashion. It’s just the nature of the beast.

DYNAMIC BRANDS: The Fund that reflects your life-time spending interests.

Advisors and clients have repeatedly told us how secure they feel about holding companies they know, trust and love. That’s why a brand-centric portfolio is the ideal core equity allocation for investors. Staying invested through the tough times is a key attribute for long-term success and understanding and having an emotional connection to our favorite brands goes a long way in helping people stay engaged.

When we feel panic and fear and objectively assess the health of the companies we spend our time and money on, our panic often turns to excitement and opportunity and that’s an exciting nuance that can drive success as an investor. Think about how you spend your time and money. What brands do you have emotional connections to? Which brands are you fiercely loyal to? Which brands are part of your mind and wallet share on a very regular basis? The brands the masses favor the most tend to be terrifically profitable businesses & have strong performance track records over time. Dynamic Brands is filled with the brands we turn to for our most important spending needs.

With your investment in the Brands Fund, you currently have ownership in some of the most iconic, most profitable and beloved brands ever created:

●	Video streaming: Netflix, Amazon Prime Video, AppleTV

●	Online & in-person shopping: Amazon, Target, Costco, Nike, Lululemon, Home Depot, Lowes.

●	Travel & recreation: home sharing and travel platform use via AirBnb, VRBO, Expedia, and Caesar’s in Vegas.

●	FinTech & Payment of all purchases versus using cash: Visa, Mastercard, Paypal & Venmo, Square & Cash App.

●	Consumer electronics: Apple iPhones, iPads, AirPods, Microsoft X-Box, Office365

●	Healthy fast casual dining: Chipotle.

●	Cloud computing: Amazon AWS, Google Cloud, Microsoft Azure.

●	Luxury goods: Louis Vuitton brands (Tiffany, Dior, Sephora), Estee Lauder (Clinique, MAC Cosmetics, Aveda)

●	Luxury auto’s: Tesla, Ferrari, VW to gain access to Porsche, Audi, Bentley, Lamborghini, Ducati Motorcycles

●	Investments in private equity, infrastructure, real estate: Blackstone & KKR – the smartest investors in the world.

●	Advertising & Internet Search: Google and You-Tube, plus all their “other bets” like Waymo self-driving .

●	Household formation as Millennials start families: Lennar, one of the largest homebuilders & Zillow Marketplace

●	Luxury home furnishings: RH (Restoration Hardware) serving the world’s wealthy consumers.

●	Health & Wellness: Abbott Labs

Here’s the link to the Dynamic Brands Fund portfolio, we will be making ongoing comments about each brand we own so you can follow along. Dynamic Brands Portfolio-Click each logo for recent updates

PERFORMANCE

No investor has a playbook for investing in and through a global pandemic. In early 2020 if I told you the world’s economies would grind to a halt because of a global virus and that the policies surrounding that pandemic would create massive supply chain disruptions, shipping delays, an inflation spike, an epic labor shortage, tremendous uncertainties and volatility spasms, mass human suffering, extensive hedge fund redemptions, a pulling forward of capital losses and gains in anticipation of higher tax rates going forward, and the virtual halting of many businesses in the services sector, would you have guessed that the average annual return for the 2 year period from 2020 to 2021 for stocks would have been average (~10%), below average or above average? I suspect we all would have guessed the returns would have been below the long-term average of roughly 10%. Here’s the two-year stack of performance for the S&P 500, the Dynamic Brands Fund, and the MSCI All Country World Index. The last 2 years were among the wildest I’ve ever witnessed.

Suffice to say, most investments generated returns well above the long-term averages and certainly better than any of us would have expected given a global pandemic, high inflation and multiple start/stops for the global economy. We are looking forward to getting back to more normal central bank policies, a real economy, and back to live as we have always known it. We think many of the distortions that have occurred because of Covid are already in the process of normalizing and earnings variability should begin to revert to more normal levels. For the first half of 2022, we could still see some lingering concern due to the uncertainty in Federal Reserve policy and inflation expectations as well as more earnings volatility around companies that pulled forward 3+ years of revenue from the “digitization of everything” theme. Many of these great businesses pulled forward strong returns so valuations are still quite high. Once these high comparisons fade, these secular growers should see much more stable price movements.

The Dynamic Brands Fund underperformed the S&P 500 in 2021 but our return remained well above the long-term average market return. In fact, since 2017, the two years the Fund has lagged the market were both periods in which the market generated outsized gains and the Brands Fund generated returns well above “normal”.

Our focus on stability and predictability often generates outperformance in more difficult, sub-par years for the indexes because money tends to rotate to mega brands for their relative safety and predictability. Importantly, the Fund has performed strongly over the 2-year Covid Pandemic period. Last year’s underperformance came largely from our anchoring to two key consumption trends we think have enormous opportunities for the foreseeable future (a return to normal travel & recreation trends and the death of cash in favor of using credit card payments & rewards programs). The return to cross-border travel straddles both these themes.

There is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

We took advantage of short-term dislocations in both industries to add to these positions on dips because we have a high degree of confidence in their revival in 2022. Sometimes, when there’s wonderful opportunities in the short-term, you have to be willing to ride through the short-term volatility to hope to receive a long-term benefit. Like we stated earlier in this update, the average stock has already experienced a significant correction. Corrections never feel good when they are happening, but they tend to offer much more attractive entry points for attractive, long-term gains.

As we kick off 2022, we expect the road to normal Fed policy will create periodic bouts of volatility, but this normalization is very healthy for markets and the economy. 2022 should be less about the index and more about active stock picking as the economy normalizes and companies get back to more typical operating environments. Concentrated portfolios should outperform investments that own thousands of stocks. Quality & profitability should lead low quality and highly levered balance sheets and pent-up demand industries like services should have much smoother quarterly consumption trends.

We thank you for your loyalty to the Rational Dynamic Brands Fund and for appreciating the value of investing in the $44 trillion global consumption theme through the brands that make a difference in all our lives. Investing in the brands that build innovative and necessity-based products and services is a timeless approach to long-term investing.

Reminder: the holdings and allocation weights will change over time according to the opportunities we see in the marketplace. Fund holdings are subject to change and should not be considered investment advice.

Sincerely,

The Accuvest Dynamic Brands Team: Eric Clark, Dave Garff, James Calhoun

					Previous Strategy

Share Class/Benchmark	YTD	1 Year	3 Years	Since 10/16/17[1]	5 Years	10 Years	Since Inception*
Class I	14.97	14.97	28.50	21.31	19.63	14.29	12.44
S&P 500 TR Index	28.71	28.71	26.07	18.08	18.47	16.55	11.73
Class A	14.59	14.59	28.15	20.98	19.34	13.99	12.15
Class A w/ Sales Charge	9.16	9.16	26.08	19.59	18.18	13.44	11.87

* Inception: 09/27/2002

[1]	Prior to 10/17/2017, Rational Dynamic Brands Fund was named the Rational Defensive Growth Fund, which had a different investment strategy and sub-advisor.

The maximum sales charge for Class “A” Shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call 800-253-0412 or visit www.RationalMF.com.

There is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

As of December 31, 2021, the Fund’s top 10 holdings were:

RH	7.72%

Visa Inc	5.28%

Alphabet Inc	5.25%

KKR & Co Inc	5.18%

Blackstone Inc	5.03%

Microsoft Corp	4.86%

PayPal Holdings Inc	4.81%

Apple Inc	4.65%

Netflix Inc	4.33%

Amazon.com Inc	4.16%

Portfolio holdings are subject to change and should not be considered investment advice.

This report is intended for the Fund’s shareholders. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Dynamic Brands Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

1142-NLD-01262022

Rational Dynamic Brands Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2021

The Fund’s performance figures* for each of the periods ended December 31, 2021, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	14.97%	19.63%	14.29%	12.44%	N/A
Class A	14.59%	19.34%	13.99%	12.15%	N/A
Class A with load	9.16%	18.18%	13.44%	11.87%	N/A
Class C	13.85%	18.57%	N/A	N/A	10.69%
S&P 500 Total Return Index (c)	28.71%	18.47%	16.55%	11.73%	14.92%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2021 prospectus, the total annual operating expense are 1.26% for Institutional shares, 1.53% for Class A shares and 2.42% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to October 2017 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is September 27, 2002, for Class A, Institutional and the benchmark.

(b)	Inception date is January 2, 2014 for Class C and the benchmark.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail - Discretionary	18.5%
Internet Media & Services	16.1%
Technology Services	15.4%
Asset Management	10.3%
Apparel & Textile Products	8.2%
Leisure Facilities & Services	5.0%
Software	4.9%
Technology Hardware	4.7%
Automotive	4.4%
E-Commerce Discretionary	4.2%
Other/Short-Term Investments	8.3%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

unaudited

December 31, 2021

Rational Strategic Allocation Fund

Dear Fellow Shareholders,

The Rational Strategic Allocation Fund (the “Fund”) seeks current income and moderate appreciation of capital by implementing a distinct “index plus” strategy that provides investors exposure to a non-traditional fixed income portfolio with an S&P 500 Index equity overlay. During 2021, the Fund outperformed the S&P 500 Total Return Index (1) with a +33.57% (Class A) return versus +28.71% for the S&P 500 Total Return Index. The Fund benefited from its allocations to futures contracts on the S&P 500 Index and fixed income funds.

Investment Strategy

The Fund invests in a portfolio of futures contracts on the S&P 500 Index and income-oriented mutual funds typically representing non-traditional fixed income asset classes. We select underlying funds using a fundamental research process, including a top-down analysis of market conditions and investment category historical performance during various market conditions. We also perform a bottom-up analysis of each potential fund for investment, including investment allocations, investment valuations and characteristics, positioning, historical performance during various market conditions and each fund’s portfolio manager’s outlook. The Fund typically maintains 70% to 100% notional exposure to the S&P 500 Index and 70% to 100% notional exposure to the fixed income portfolio.

Fund Performance

The Fund performed in-line with our expectations. Our exposure to S&P 500 Index futures contracts allowed us to participate in the upswings of the equity markets while our non-traditional fixed income portfolio served to provide current income and support the goal of moderate capital appreciation by buffering the impact of downside equity market volatility. Throughout 2021, we were able to maintain our targeted notional exposure of 70% to 100% to the S&P 500 Index.

The majority of the holdings performed to our expectations. The top performing funds held in the portfolio during 2021 were: The AlphaCentric Income Opportunities Fund (IOFIX +14.92%), The Rational/Pier 88 Convertible Securities Fund (PBXIX +10.21%) and The Rational Special Situations Fund (RFXIX +5.30%). The weakest performing fund held in the portfolio during 2021 was: The Catalyst/Stone Beach Income Opportunity Fund (IOXIX -4.31%).

The Fund’s total annualized returns through December 31, 2021 as compared to the S&P 500 Total Return Index were as follows:

	1 Year	3 Years	5 Years	Since Inception (07/30/09)
Class A	33.57%	13.21%	9.44%	7.45%
Class A with Sales Charge	27.20%	11.38%	8.38%	7.03%
S&P 500 Total Return Index (1)	28.71%	26.07%	18.47%	15.82%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Sincerely,

David Miller

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Strategic Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

1149-NLD-01272022

Rational Strategic Allocation Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2021

The Fund’s performance figures* for each of the periods ended December 31, 2021, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	33.94%	9.71%	N/A	N/A	9.62%
Class A	33.57%	9.44%	7.57%	7.45%	N/A
Class A with load	27.20%	8.38%	7.04%	7.03%	N/A
Class C	32.60%	8.62%	N/A	N/A	8.54%
S&P 500 Total Return Index (c)	28.71%	18.47%	16.55%	15.82%	18.02%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2021 prospectus, the total annual operating expense are 2.45% for Institutional shares, 2.79% for Class A shares and 3.47% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to January 2016 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is July 30, 2009 for Class A and the benchmark.

(b)	Inception date is May 31, 2016 for Class C, Institutional and the benchmark.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Asset Type ^	% of Net Assets
Fixed Income	72.9%
Alternative	9.8%
Other/Short-Term Investments	17.3%
100.0%

^	Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s total investments.

unaudited

December 31, 2021

Rational ReSolve Adaptive Asset Allocation Fund

Dear Shareholders,

The Rational ReSolve Adaptive Asset Allocation Fund (the “Fund”) commenced trading on March 16, 2018, when ReSolve Asset Management officially replaced the previous manager as sub-advisor.

ReSolve’s Adaptive Asset Allocation1 methodology uses proprietary quantitative and machine learning innovations that emphasize characteristics such as, but not limited to, total return momentum, trends, seasonal patterns, carry measures, mean reversion and others, while simultaneously maximizing diversification based on changing estimates of volatility and correlations across a global universe of futures markets consisting of stock and bond indices, commodities, and currencies.

Portfolio Review

In 2021, the first calendar year after the innovations deployed in September 20202, the Fund (RDMIX) delivered a solid +11.28% return. More importantly, it displayed the very diversified set of return streams that it seeks to provide.

Energies drove the largest share of P&L, mostly from longs in crude oil and gasoil. Carbon emissions and natural gas also contributed on the long side. Our systems were agile in reducing exposure and avoiding the brunt of the November selloff in the sector.

Equities benefited primarily from long positions in the Nasdaq, UK FTSE, and Canadian TSX. Other meaningful contributions were drawn from longs in the Dutch AEX, Dow Jones, and Spanish IBEX.

Grains were a close third best sector, stemming largely from longs in corn and milling wheat. Bean oil, soybeans and wheat offered modest positive returns. Active trading protected gains when volatility spiked in the second half.

Metals also provided important contributions; copper was the main highlight. Platinum was a close second, with active trading and profitable long and short positions that flipped several times throughout the year.

Softs were not far behind, with the lion’s share of positive returns coming from long cotton. Cocoa and coffee provided incremental gains.

Currencies were by far the largest detractors, mostly led by longs in the Swiss Franc, Japanese Yen, and the New Zealand Dollar.

Bonds suffered from offside long exposure to the Canadian 10-year bonds and 5-year Treasuries, which were partially offset by being long 30-year Treasuries during its April through July recovery rally.

[1]	For our 10-year track record, please visit: https://investresolve.com/strategies/resolve-adaptive-asset-allocation-cad-8-volatility/

[2]	For more information, please refer to the Fund’s 2020 commentary.

Figure 1. 2021 Return Attribution

Source: ReSolve Asset Management. Results may differ due to rounding. Performance is expressed in USD. Strategy attribution is a best efforts approximation, net of all applicable borrowing costs, fees and fund accruals for the period. Indicated returns of one year or more are annualized. Past performance is not indicative of future performance.

The Fund’s total annualized returns through December 31, 2021 as compared to the Barclay Hedge CTA Index(4) and the S&P 500 Total Return Index were as follows:

					Previous Manager
	YTD	1Yr	3yrs	Since 02/28/2018	5YRS	10YRS	Incep

Institutional Class	11.28	11.28	9.84	4.76	4.91	4.24	6.16

Barclay Hedge CTA Index[4]	5.21	5.21	5.27	3.56	2.61	1.44	4.29

S&P 500 TR Index[3]	28.71	28.71	26.07	17.89	18.47	16.55	10.82

Class A	10.99	10.99	9.55	4.48	4.65	3.97	5.89

Class C	10.18	10.18	8.76	3.73	3.88	3.22	5.11

Class A w/ Sales Charge	4.61	4.61	7.41	2.89	3.42	3.97	5.89

*	Inception: 02/01/1994. The performance shown prior to September 30, 2016 is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses adjusted to include any fees of each share class.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information please call the Fund, toll free at 1-800-253-0412.

The Fund acquired all of the assets and liabilities of Chesapeake Fund, LLC (the “Predecessor Fund”) in a tax free reorganization on December 31, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund. At the time of the reorganization, the Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Effective February 27, 2018, the Fund’s investment strategy changed, and a new Sub Advisor replaced the prior sub-advisor. Consequently, prior performance may not reflect the Fund’s current operations.

General Market Review

Investor sentiment and risk appetite continued to be dominated by the news flow surrounding the pandemic and its repercussions. The first half of the year saw renewed optimism with the successful rollout of vaccination campaigns – initially in the US and UK, followed by Europe – leading to a significant decrease in infection rates across western countries. The signing of an historic USD 1.9 trillion stimulus package in the US, the size and scope of which go beyond any other fiscal outlay since the beginning of the pandemic, was the other major driver of the economic recovery.

The case for more persistent inflation gathered steam throughout the year. Data from the United Nations pointed to a whopping 31 percent rise in global food prices for the 12-month period ending July 2021. Food prices in the US jumped by 8 percent over a similar period, driven largely by imports, while gas lines in Britain and other shortages in developed economies captured headlines across much of the world. Supply-chain disruptions became the most overused catchphrase in recent memory.

Though the Fed had been trying to ignite inflation since 2009, it began to indicate discomfort as inflation readings remained higher than expected throughout the second half of 2021. Aside from supply-demand mismatches, the major inflationary thrust was exacerbated by expansionary fiscal policy directed at the population at large, associated with their higher propensity to spend it. Stubbornly low labor participation was another important variable, which appears to be swinging the bargaining pendulum away from capital in the form of higher wages. By mid-December, the Federal Open Market Committee (FOMC) voted to accelerate the pace of asset purchase tapering and signaled as many as three rate hikes may be warranted in 2022.

Commodities were the best performing asset-class, led by the incredible rally in the energy sector, where the price of UK natural gas rose four-fold, carbon emissions doubled, and crude oil and distillates increased between 50 and 80 percent, approximately. While copper and other base metals enjoyed double-digit gains, precious metals – including gold, silver, platinum and palladium, were down for the year. Agricultural commodities also saw huge gains, led by oils (palm, canola and bean), along with coffee, corn, cotton, sugar and wheat. Global equities experienced another strong year, led by US, European and Canadian stocks. Japanese shares had modest gains, while Chinese indices suffered from government intervention and were broadly down. Government bonds were also largely in negative territory in the wake of rising inflation, while the US Dollar strengthened against most major and emerging market currencies.

For the past decade, investors have shifted focus from the macroeconomic data itself, to an emphasis on how the data might affect Fed policy. Apart from the Fed’s recent promise to “remove the party’s punch bowl” sooner than expected, most other central banks have indicated loose monetary conditions for the foreseeable future. And even though, as of the writing of this commentary, markets are once again throwing a tantrum given the more hawkish tone in recently released FOMC minutes, there are reasons to doubt whether the Fed may be willing, or perhaps even able, to follow through. For one, higher inflation for a prolonged period would eventually erode, in real terms, part of the enormous debt pile that has dragged on growth for years. This suggests that, despite tough rhetoric, inflation might in fact be a feature, and not a bug, of the current policy agenda.

Further, the apparent demise of Biden’s Build Back Better fiscal package removes an important tailwind for the economy just as the effects of COVID-relief legislation begin to fade. Recent evidence points to a slowdown in activity, not only in the US but also in much of the world. The Chinese economy is particularly concerning given recent draconian lockdown measures in some regions, not to mention the yet unknown knock-on effects of the likely collapse of its largest real-estate developer. Investors should expect no respite from the heightened uncertainty they’ve had to endure in the last few years.

Sincerely,

ReSolve Asset Management

Strategy Sub-Advisor

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(3)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Adaptive Asset Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(4)	The Barclay Hedge CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 510 programs included in the calculation of the Barclay CTA Index for 2020. The Index is equally weighted and rebalanced at the beginning of each year.

8023-NLD-1/31/2022

Rational/ReSolve Adaptive Asset Allocation Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2021

The Fund’s performance figures* for each of the periods ended December 31, 2021, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional (c)	11.28%	4.91%	4.24%	N/A	6.16%
Class A	10.99%	4.65%	N/A	3.86%	N/A
Class A with load	4.61%	3.42%	N/A	2.69%	N/A
Class C	10.18%	3.88%	N/A	5.11%	N/A
S&P 500 Total Return Index (d)	28.71%	18.47%	16.55%	18.36%	10.82%
Barclay Hedge CTA Index (e)	5.21%	2.61%	1.44%	2.27%	4.29%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1 , 2021 prospectus, the total annual operating expense are 2.29% for Institutional shares, 2.58% for Class A shares and 3.46% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412.

Class A shares are subject to a maximum load of 5.75%.

Performance information for the period prior to February 2018 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is September 30, 2016 for Class A, Class C and the benchmarks.

(b)	Inception date is February 28, 1994 for Institutional and the benchmarks.

(c)	The Fund acquired all of the assets and liabilities of Chesapeake Fund LLC (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on February 28,1994. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.RationalMF.com.

(d)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(e)	The Barclay Hedge CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type ^	% of Net Assets
Short-Term Investments	93.2%
Other/Cash & Equivalents	6.8%
100.0%

^	Does not include derivatives in which the Fund invests.

Please refer to the Consolidated Schedule of Investments for a more detailed breakdown of the Fund’s assets.

unaudited

January 17, 2022

Rational/Pier 88 Convertible Securities Fund

Dear Fellow Shareholders,

The Rational/Pier 88 Convertible Securities Fund (the “Fund”) seeks total return consisting of capital appreciation and income, offering a “call option” on fast growing businesses by investing primarily in convertible securities, which offer equity participation with the added benefit of a bond floor component. The Fund maintains an average investment grade rating with the goal of providing additional downside risk management. The Pier 88 approach to managing the convertible bond asset class can be characterized by the word “balance.” We endeavor to take a balanced view of risk versus reward. The team is cognizant that all investments present a plethora of risk including macroeconomic, market and idiosyncratic. Our portfolio remains diversified from a sector, market capitalization and style perspective.

During 2021, the Fund (PBXIX) returned +10.21% versus +12.49% for the ICE BofAML Investment Grade US Convertible Index. The Fund benefited from strong stock selection in Technology, Healthcare and Industrials. Conversely, the Fund primarily underperformed based on its underweight position in energy and the large reversion in the sector post the 2020 sell off. Given the massive growth to value rotation in the public market that started in November 2020 and continued throughout 2021, we think it is important to examine the past 24 months of performance for context.

In 2020, the outperformance of over 1,000 basis points to the comparable convertible index was attributable to both sector allocation coupled with strong security selection. The Fund benefited from overweight positions in technology and consumer discretionary, specifically software, semi-conductors and internet-related retail focused sub-sectors. Moreover, the Fund’s material underweight in utilities and financials added to overall outperformance during that period. As the market experienced a growth to value rotation, secular growth names in the portfolio began to underperform while more cyclical names levered to the re-opening of the economy recovered. The ICE BofAML Investment Grade US Convertible Index has broader exposure to value-oriented sectors like energy and financials. Given this value tilt, one would typically expect the Index to outperform the Fund as investors sold the underlying securities of growth companies to buy the securities of value companies. Nevertheless, our security selection and risk management process helped blunt the impacts of the rotation. In 2021, investors preferred cyclical companies like semiconductors, e-commerce, energy and travel at the expense of more secular names like software and digital learning. Semiconductor-related and cybersecurity names were solid contributors to the Fund as underlying company fundamentals remained very strong.

Investment Strategy

The Fund seeks to achieve its objective by investing in convertible securities, which are “hybrid” securities that possess both fixed income and equity characteristics. The convertible securities asset class is often overlooked because of its unique profile and often trades at a discount to its pari-passu fixed income counterparts. As equity sensitivity has been the primary driver of returns of the asset class, our investment team employs an equity analysis perspective for investment decisions.

Fund Performance

Although the Fund benefitted from a healthy yield, the majority of the return came from capital appreciation. Full year 2021 saw strong positive returns for the convertible asset class across multiple industry sectors. Information Technology Healthcare and Financials delivered the strongest positive returns with sub-sectors of cyber security, semi-conductors, lifesciences, biotechnology and private equity driving the bulk of stock selection. The Fund benefitted from exposure to fast growing businesses which saw increased demand from rebounding economies, continued demand for technologies to fight new cyberattacks, and new innovations in life sciences and biotechnology. We remain bullish on the fundamentals underlying many of our companies; our secular growth stories have years to expand their business, while our blue-chip franchises are well capitalized and possess the stability to fund their yields.

Summary

The Rational/Pier 88 Convertible Securities Fund delivered strong positive returns in 2021 following high double digit returns in 2020. The Fund outperformed the broad fixed income index (The Barclays US Aggregate Bond Index), which was negative, while lagging the broader S&P. The majority of the holdings performed to our expectations and the Fund benefitted from rigorous security selection and solid risk management. We believe investing on behalf of others is a privilege we must earn everyday through adherence to a disciplined investment process. Thank you for your support.

Sincerely,

Frank Timons

Portfolio Manager

The Fund’s total annualized returns through 12/31/21 as compared to its benchmark were as follows:

	QTD	1 Year	3 Years	Inception*
Class I	5.20	10.21	15.56	11.38
Bloomberg Barclays US Aggregate TR Index[1]	0.01	-1.54	4.79	3.63
S&P 500 TR Index	11.03	28.71	26.07	17.41
ICE BofAML Investment Grade US Convertible 5% Constrained Index	5.10	12.49	13.68	11.73
Class A	5.15	9.97	15.32	11.14
Class C	4.89	9.11	14.54	10.34
Class A w/ Load	0.12	4.77	13.45	10.03

*	Inception: 03/01/2017. The performance shown prior to December 6, 2019 is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses adjusted to include any fees of each share class.

S&P 500 is the primary benchmark.

Maximum sales charge for Class A is 4.75%. Maximum Deferred Sales Charge of 1.00% on Class C Shares applies to shares sold within 12 months of purchase. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. To obtain the most recent month end performance information or the Fund’s prospectus please call 800-253-0412 or visit www.RationalMF.com.

Gross expense ratios are 1.41%, 2.14%, and 1.26% for Class A, C and I shares. Net expense ratios are 1.25%, 2.00%, and 1.00% for Class A, C and I shares. Expense limitation is 0.99%, 1.24% and 1.99% for the Institutional class, Class A and Class C respectively and is contractually agreed upon through April 30, 2022

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

8016-NLD-1/26/2022

Rational/Pier 88 Convertible Securities Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2021

The Fund’s performance figures* for each of the periods ended December 31, 2021, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	Since Inception(a)	Since Inception(b)
Institutional (c)	10.21%	N/A	11.38%
Class A	9.97%	13.87%	N/A
Class A with load	4.77%	11.22%	N/A
Class C	9.11%	13.14%	N/A
S&P 500 Total Return Index (d)	28.71%	24.24%	17.41%
Bloomberg Barclays US Convertible TR Index (e)	4.32%	25.33%	16.52%
ICE BofA Investment Grade U.S. Convertible 5% Constrained Index (f)	12.49%	9.39%	11.73%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2021 prospectus, the total annual operating expense are 1.26% for Institutional shares, 1.41% for Class A shares and 2.14% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is December 6, 2019 for Class A, Class C and the benchmark.

(b)	Inception date is March 1, 2017 for Institutional and the benchmark.

(c)	The Fund acquired all of the assets and liabilities of Lake Como Convertible Bond Fund L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 6, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations in March 2017. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.rationalmf.com.

(d)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(e)	The Bloomberg Barclays US Convertible TR Index: An index used to represent the US convertible bond asset class

(f)	The ICE BofA Investment Grade U.S. Convertible 5% Constrained Index (VX5C) is a market-capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADRs or cash equivalent and have a market value of at least $50 million. It includes Coupon, OID, or zero coupon convertible bonds rated by Moody’s and/or S&P with an average rating of Baa3/BBB- or higher. All positions are capped at 5% of market value.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Medical Equipment & Devices	15.0%
Electric Utilities	11.7%
Software	11.7%
Semiconductors	10.1%
Asset Management	10.0%
Banking	8.3%
Internet Media & Services	5.8%
Machinery	3.7%
Technology Services	3.2%
Transportation Equipment	3.1%
Other/Short-Term Investments	17.4%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Unaudited

December 31, 2021

Rational Special Situations Income Fund

Dear Fellow Shareholders,

The Rational Special Situations Income Fund (the “Fund”) returned +0.52% (Class I) in December, bringing the 2021 total return to +5.30%. This compares favorably with both the Barclays U.S. Aggregate Bond Index1 (down 0.26% this month and down 1.54% for the year) and the Bloomberg Barclays U.S. Mortgage Backed Securities Index2 (down 0.09% this month and down 1.04% for the year).

Bond indices were hurt this year by rising interest rates. For example, the 5-year Treasury yield rose by 90 bps and the 10-year yield rose by 60 bps. We have well below average interest rate exposure in our fund since a majority of our holdings are floating rate instruments, and most of the fixed rate instruments we hold have either shorter terms or idiosyncratic aspects that effectively reduce their duration.

The biggest economic story of the year was inflation. The latest CPI numbers (released in early December) show a 6.8% YOY increase in consumer prices. While this is far above the Fed’s stated target, we still believe that inflation is nearing its end. Recent inflation was caused by pandemic-related stimulus, pent-up demand, and supply chain issues; all three of these effects are transitory.

Inflation itself, of course, has the effect of reducing the real debt burden of homeowners relative to the value of their collateral, so it can be a positive for mortgagor creditworthiness, all other things being equal.

Even if inflation does lead to rate hikes from the Federal Reserve, we do not expect our portfolio to be hurt very much; however, we do plan to keep a cash buffer of approximately 5-10% of NAV in order to take advantage of dislocations that may arise from a sell-off.

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in agency and non-agency residential and commercial mortgage-backed securities, with a focus on non- agency residential mortgage backed securities. Non-agency residential mortgage-backed securities are collateralized by pools of residential mortgages which are not insured by government sponsored enterprises (“GSEs”) or government agencies, including the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Government National Mortgage Association (GNMA). Many of the mortgages underlying non-agency mortgage-backed securities are non-conforming (not eligible for GSE or agency purchase) for a variety of reasons, including loan size above GSE limits, incomplete documentation of assets or income, excessive borrower debt-to-income ratio (as defined by the GSEs), or unusual loan terms for which GSEs have not established programs. The Fund’s non-agency mortgage-backed securities investments have a wide variety of payment characteristics and preferences and can have fixed or floating interest rates. The Fund may also invest in collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other asset-backed securities, including those backed by credit card receivables, auto loans, aircraft leases and student loans.

Fund Performance

We had considerable success this year in finding securitized loans where the number of underlying loans is small and can be analyzed individually. Mid-year, we profited off of an RMBS in which a majority of the delinquencies (in dollar terms) consisted of a single large defaulted loan. The borrower had been delinquent for 10 years and the market was clearly assuming that there was little chance of recovery.

We identified that the homeowner was in bankruptcy and tracked down the particular court case. We found that the approved bankruptcy plan included paying off the loan (remaining principal, interest and penalties) in full. Since the market ignored this fact (even though it was publicly available information), the bond was being significantly undervalued. When the house was finally sold, the money was paid out to bondholders, which produced an approximately 14 bp absolute return for the Fund.

Along the same lines, we have had success in the CMBS space where there were only a few remaining loans, and they are amenable to detailed credit analysis. We believe that we will continue to find opportunities in the CMBS space without having to take excessive credit risk on the sector as a whole. Our focus, however, remains in the RMBS space.

In February, we benefited from one of our long-term special situation trades paying off. It involved litigation over breaches of representation and warranties by UBS when it underwrote a certain bond issue back in 2006. We had realized gains during the previous year, but a significant additional bump in performance came toward the end February 2021.

A similar special situations trade paid off at the end of the year, when litigation came to a close and the trust administrator finally posted a notice declaring that a final distribution order had been certified, which means that a very favorable settlement payout will happen at the end of January 2022.

We have several other special situation trades in progress. One involves litigation that we are not a party to, though we believe that we understand the case much better than most market players and that this will give us a significant advantage in trading. A few of the others either involve preparation for imminent litigation or are in the active discussion/negotiation stage with adverse parties.

The Fund’s total annualized returns through 12/31/21 as compared to the Fund’s benchmarks were as follows:

Performance (%): Ending December 31, 2021

Annualized if greater than a year

Share Class/Benchmark	1 Year	3 Years	5 Years	10 Years	Since Inception*
Class I	5.30	5.39	8.60	10.96	14.06
Barclays US Agg TR Index	-1.54	4.79	3.57	2.90	3.88
Bloomberg MBS TR Index	-1.04	3.01	2.50	2.28	3.09
Class A	5.00	5.10	8.31	10.67	13.78
Class C	4.22	4.32	7.50	9.85	12.93
Class A w/ Sales Charge	0.01	3.42	7.26	10.13	13.34

*	Inception: 02/01/2009. The performance shown prior to July 17, 2019 is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses adjusted to include any fees of each share class.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

We remain optimistic about trading opportunities in our space. Yields continue to exceed that of similar, more heavily analyzed instruments, and special situation trades abound.

We thank you for your continued support.

Sincerely,

Eric S. Meyer and William Van de Water

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

Rational Special Situations Income Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC Rational Advisors, Inc.is not affiliated with Northern Lights Distributors, LLC.

(1)	The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Income Fund may or may not purchase the types of securities represented by the Barclays U.S. Aggregate Bond Index.

(2)	Bloomberg MBS TR Index tracks fixed-rate agency mortgage backed passthrough securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon, and vintage.

5156-NLD-01212022

Rational Special Situations Income Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2021

The Fund’s performance figures* for each of the periods ended December 31, 2021, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional (c)	5.30%	8.60%	10.96%	N/A	14.06%
Class A	5.00%	N/A	N/A	3.80%	N/A
Class A with load	0.01%	N/A	N/A	1.76%	N/A
Class C	4.22%	N/A	N/A	3.04%	N/A
Barclays U.S. Aggregate Bond Index (d)	(1.54)%	3.57%	2.90%	3.39%	3.88%
Bloomberg Barclays U.S. Mortgage Backed Securities Index (e)	(1.04)%	2.50%	2.28%	1.89%	3.09%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2021 prospectus, the total annual operating expense are 1.81% for Institutional shares, 2.11% for Class A shares and 2.78% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is July 17, 2019 for Class A, Class C and the benchmarks.

(b)	Inception date is February 1, 2009 for Institutional and the benchmarks.

(c)	The Fund acquired all of the assets and liabilities of ESM Fund I, L.P. (the “Predecessor Fund”) in a tax-free reorganization on July 17, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations in February 2009. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.RationalMF.com.

(d)	The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year. Investors cannot invest directly in an Index.

(e)	The Bloomberg Barclays U.S. Mortgage Backed Securities Index tracks agency mortgage pass-through securities. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type	% of Net Assets
Collateralized Mortgage Obligations	35.4%
Non Agency CMBS	13.9%
Home Equity	12.0%
Insurance	11.0%
Residential Mortgage	7.9%
Syndicated Loans	3.3%
CDO	2.8%
Manufactured Housing	1.8%
Specialty Finance	1.5%
Other ABS	1.4%
Other/Short-Term Investments	9.0%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2021	unaudited

Rational Inflation Growth Fund

Dear Fellow Shareholders,

The Rational Inflation Growth Fund (the “Fund”) seeks to achieve its investment objective by investing in securities that the Sub-Advisor expects to increase with elevated U.S. inflation or with expectations of higher U.S. inflation.

The Fund primarily invests in the common stock of domestic and foreign companies, including ADRs and REITs, with any market capitalization within sectors and/or asset classes that the Sub-Advisor believes to have a strong positive correlation to inflation, including, but not limited to, real estate, infrastructure, energy, blockchain technology services and commodities.

The Fund may also invest in ETFs to gain exposure to a sector or asset class when obtaining the desired exposure is not available through investment in common stocks or when investment indirectly through an ETF would otherwise be beneficial to the Fund.

Fund Performance

The Fund launched in August 2021, meaning it was in operation for just over four months of the year. During this period, it returned -1.26% (IGOIX) versus its index, which was +5.01%. Longer term inflation expectations moderated during 4Q21 as markets priced in more hawkish Federal Reserve policy. This caused the yield curve to flatten, which caused losses on the Fund’s interest rate futures positions and led to inflation-sensitive stocks to lag the broader market. For example, financials (as defined by the Financial Select Sector TR Index, IXMTR) lagged the S&P500 by 4.40%, precious metals (defined by the LBMA Gold Price AM Index, GOLDLNAM) lagged the S&P500 by 7.07%, and leisure and entertainment (as defined by the Dynamic Leisure & Entertainment Intellidex Index, DZLTRlagged the S&P500 by 6.35%.

Performance (%): Ending December 31, 2021

Annualized if greater than a year

	QTD	YTD	I Year	3 Year	Inception*
Class I	0.55	n/a	n/a	n/a	-1.26
60% S&P 500 TR Index/40% LBUSTRUU Index[1]	6.57	n/a	n/a	n/a	5.01
Class A	0.42	n/a	n/a	n/a	-1.39
Class C	0.31	n/a	n/a	n/a	-1.60
Class A w/ Sales Charge	-5.36	n/a	n/a	n/a	-7.06

*	Inception: 08/18/2021

Maximum sales charge for Class A is 5.75%. Maximum Deferred Sales Charge of 1.00% on Class C Shares applies to shares sold within 12 months of purchase. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. To obtain the most recent month end performance information or the Fund’s prospectus please call 800-253-0412 or visit www.RationalMF.com.

Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Gross expense ratios were 2.46%, 3.21%, and 2.21% for Class A, C, and I share, respectively. Net expense ratios were 1.85%, 2.60%, and 1.60% for Class A, C, and I share, respectively. The Fund’s investment advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Total Annual Fund Operating Expenses to not more than 1.49%, 1.74%, and 2.49% of the daily net assets of the Fund’s Institutional, Class A, and Class C shares, respectively, through April 30, 2023.

Summary

The Sub-Advisor believes that inflation is likely to remain persistently higher than the Federal Reserve’s long term 2% target and that the Fund’s investments should deliver positive returns with such an outcome.

Simon Lack	Henry Hoffman
Portfolio Manager	Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

[1]	The 60% S&P 500 TR Index/40% LBUSTRUU Index represents a blended index consisting of 60% of returns generated from the S&P 500 TR Index and 40% of returns generated from the Bloomberg U.S. Aggregate Bond Index.

Important Risk Information:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund has a limited history of operations for investors to evaluate. If the Fund is unable to achieve an economic size, expenses will be higher than expected and the Fund might close, which could produce adverse tax consequences for shareholders.

There is no guarantee that the value of the Fund’s investments will increase with inflation or with the expectation of higher inflation in the future. It is possible that the Fund’s investments may be negatively correlated with inflation trends or show no such correlation at all, either because the estimate of correlation by the Sub-Advisor or its proprietary model was wrong or because the correlation in the market changed. Historic correlation is no guarantee of future correlation.

ADRs are subject to the same risks as direct investment in foreign companies discussed below and involve risks that are not found in investments in U.S. companies. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a fund that invests directly in individual securities.

The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets.

The Fund is distributed by NLD Distributors, LLC. (Member FINRA) Rational Funds, the subadvisor and and NLD Distributors, LLC are separate and unaffiliated.

8021-NLD-1/25/2022

Rational Inflation Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2021

The Fund’s performance figures* for each of the periods ended December 31, 2021, compared to its benchmarks:

Annualized
Since Inception(a)
Institutional	(1.26)%
Class A	(1.39)%
Class A with load	(7.06)%
Class C	(1.60)%
60% S&P 500/40% Bloomberg Barclays Aggregate Index (b)	5.01%
S&P 500 Total Return Index (c)	8.86%
Barclays U.S. Aggregate Bond Index (d)	(0.79)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s August 18, 2021 prospectus, the total annual operating expense are 2.21% for Institutional shares, 2.46% for Class A shares and 3.21% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

(a)	Inception date is August 18, 2021 for Class A, Class C, Institutional and the benchmarks.

(b)	The 60% S&P 500/40% Bloomberg Barclays Aggregate Index is a hypothetical combination of unmanaged indices comprised of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index, representing the Company’s neutral mix of 60% stocks and 40% bonds.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(d)	The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type	% of Net Assets
Commodity	21.8%
Metals & Mining	17.9%
Oil & Gas Producers	13.1%
Reits	6.3%
Insurance	5.8%
Chemicals	5.0%
Banks	4.4%
Leisure Facilities & Services	3.4%
Technology Services	2.7%
Electric Utilities	2.5%
Other/Short-Term Investments	17.1%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

RATIONAL EQUITY ARMOR FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 88.3%
	APPAREL & TEXTILE PRODUCTS - 1.2%
20,439	Tapestry, Inc.	$829,823

	ASSET MANAGEMENT - 1.3%
13,484	Stifel Financial Corporation	949,543

	AUTOMOTIVE - 1.9%
65,340	Ford Motor Company	1,357,112

	BANKING - 10.1%
40,120	Bank of America Corporation	1,784,939
38,134	Fifth Third Bancorp	1,660,736
16,400	JPMorgan Chase & Company	2,596,940
21,553	US Bancorp	1,210,632
		7,253,247
	BIOTECH & PHARMA - 5.8%
9,197	AbbVie, Inc.	1,245,274
11,783	Johnson & Johnson	2,015,717
17,636	Pfizer, Inc.	1,041,406
		4,302,397
	CHEMICALS - 3.4%
7,213	Celanese Corporation	1,212,217
22,347	Olin Corporation	1,285,399
		2,497,616
	COMMERCIAL SUPPORT SERVICES - 2.7%
11,548	Waste Management, Inc.	1,927,361

	E-COMMERCE DISCRETIONARY - 1.1%
243	Amazon.com, Inc.(a)	810,245

	ELECTRIC UTILITIES - 2.4%
14,504	Exelon Corporation	837,751
13,126	Southern Company (The)	900,181
		1,737,932

See accompanying notes to financial statements.

RATIONAL EQUITY ARMOR FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 88.3% (Continued)
	FOOD - 4.6%
9,548	Hershey Company (The)	$1,847,252
17,153	Tyson Foods, Inc., Class A	1,495,055
		3,342,307
	HEALTH CARE FACILITIES & SERVICES - 1.7%
2,410	UnitedHealth Group, Inc.	1,210,157

	HOME CONSTRUCTION - 4.1%
8,712	Lennar Corporation, Class A	1,011,986
28,227	Masco Corporation	1,982,100
		2,994,086
	INSTITUTIONAL FINANCIAL SERVICES - 7.0%
4,201	CME Group, Inc.	959,760
4,944	Goldman Sachs Group, Inc. (The)	1,891,328
15,179	Morgan Stanley	1,489,971
3,624	Nasdaq, Inc.	761,076
		5,102,135
	INTERNET MEDIA & SERVICES - 2.3%
582	Alphabet, Inc., Class A(a)	1,686,077

	LEISURE FACILITIES & SERVICES - 1.4%
6,677	Darden Restaurants, Inc.	1,005,823

	MACHINERY - 5.2%
8,852	Caterpillar, Inc.	1,830,062
5,814	Deere & Company	1,993,563
		3,823,625
	MEDICAL EQUIPMENT & DEVICES - 0.9%
3,870	Agilent Technologies, Inc.	617,846

	OIL & GAS PRODUCERS - 6.3%
28,917	ConocoPhillips	2,087,229

See accompanying notes to financial statements.

RATIONAL EQUITY ARMOR FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 88.3% (Continued)
	OIL & GAS PRODUCERS - 6.3% (Continued)
40,879	Exxon Mobil Corporation	$2,501,386
		4,588,615
	REITS – 4.1%
41,491	Gaming and Leisure Properties, Inc.	2,018,953
2,583	Public Storage	967,488
		2,986,441
	RETAIL - DISCRETIONARY - 1.1%
6,725	AutoNation, Inc.(a)	785,816

	SEMICONDUCTORS - 3.9%
12,394	Applied Materials, Inc.	1,950,320
5,792	Skyworks Solutions, Inc.	898,571
		2,848,891
	SOFTWARE - 3.6%
4,861	Microsoft Corporation	1,634,852
11,083	Oracle Corporation	966,548
		2,601,400
	TECHNOLOGY HARDWARE - 2.8%
5,811	Apple, Inc.	1,031,860
15,731	Cisco Systems, Inc.	996,873
		2,028,733
	TECHNOLOGY SERVICES - 2.0%
3,454	Accenture plc, Class A	1,431,856

	TRANSPORTATION EQUIPMENT - 2.5%
8,273	Cummins, Inc.	1,804,672

	WHOLESALE - CONSUMER STAPLES - 4.9%
30,340	Archer-Daniels-Midland Company	2,050,680
16,091	Bunge Ltd.	1,502,256
		3,552,936

	TOTAL COMMON STOCKS (Cost $53,114,117)	64,076,692

See accompanying notes to financial statements.

RATIONAL EQUITY ARMOR FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares						Fair Value
	SHORT-TERM INVESTMENTS — 4.0%
	MONEY MARKET FUNDS - 4.0%
2,882,062	First American Government Obligations Fund, Class U, 0.03% (Cost $2,882,062)(b)					$2,882,062

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value
	CALL OPTIONS PURCHASED - 3.2%
	CALL OPTIONS PURCHASED - 3.2%
275	S&P 500 Index Future, Maturing March 2022	WEDX	12/16/2022	$5,100	$70,125,000	$2,351,251
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,928,438)

	TOTAL INVESTMENTS - 95.5% (Cost $57,924,617)					$69,310,005
	CALL OPTIONS WRITTEN - (0.8)% (Proceeds - $477,813)					(543,125)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 5.3%					3,837,568
	NET ASSETS - 100.0%					$72,604,448

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value
	WRITTEN CALL OPTIONS - (0.8)%
	CALL OPTIONS WRITTEN- (0.8)%
275	S&P 500 Index Future, Maturing March 2022	WEDX	12/16/2022	$5,600	$77,000,000	$543,125
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $477,813)

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(d)	Unrealized Depreciation
390	CBOE Volatility Index Future	03/15/2022	$9,152,716	$(834,159)
187	CBOE Volatility Index Future	04/20/2022	4,617,273	(85,698)
	TOTAL FUTURES CONTRACTS			$(919,857)

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(d)	Unrealized Appreciation
115	CBOE Volatility Index Future	01/19/2022	$2,262,568	$491,105
52	CBOE Volatility Index Future	02/16/2022	1,142,466	40,422
	TOTAL FUTURES CONTRACTS			$531,527

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

WEDX	Wedbush

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

(c)	Each contract is equivalent to one futures contract.

(d)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

RATIONAL TACTICAL RETURN FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 65.2%
	MONEY MARKET FUNDS - 65.2%
190,637,306	First American Government Obligations Fund, Class U, 0.03% (Cost $190,637,306)(a)	$190,637,306

	TOTAL INVESTMENTS - 65.2% (Cost $190,637,306)	$190,637,306
	OTHER ASSETS IN EXCESS OF LIABILITIES- 34.8%	101,858,097
	NET ASSETS - 100.0%	$292,495,403

(a)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

RATIONAL DYNAMIC BRANDS FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 100.4%
	APPAREL & TEXTILE PRODUCTS - 8.2%
27,700	LVMH Moet Hennessy Louis Vuitton S.E. - ADR	$4,584,350
26,939	NIKE, Inc., Class B	4,489,923
		9,074,273
	ASSET MANAGEMENT - 10.3%
43,300	Blackstone, Inc.	5,602,587
77,500	KKR & Company, Inc.	5,773,750
		11,376,337
	AUTOMOTIVE - 4.4%
4,500	Ferrari N.V.	1,164,690
1,825	Tesla, Inc.(a)	1,928,624
60,000	Volkswagen A.G. - ADR	1,752,000
		4,845,314
	E-COMMERCE DISCRETIONARY - 4.2%
1,391	Amazon.com, Inc.(a)	4,638,067

	HOME CONSTRUCTION - 0.5%
5,000	Lennar Corporation, Class A	580,800

	HOUSEHOLD PRODUCTS - 2.2%
6,500	Estee Lauder Companies, Inc. (The), Class A	2,406,300

	INTERNET MEDIA & SERVICES - 16.1%
19,900	Airbnb, Inc., CLASS A(a)	3,313,151
2,020	Alphabet, Inc., Class A(a)	5,852,021
16,500	Expedia Group, Inc.(a)	2,981,880
8,000	Netflix, Inc.(a)	4,819,520
14,000	Zillow Group, Inc., Class C(a)	893,900
		17,860,472
	LEISURE FACILITIES & SERVICES - 5.0%
36,600	Caesars Entertainment, Inc.(a)	3,423,198
1,220	Chipotle Mexican Grill, Inc.(a)	2,132,865
		5,556,063

See accompanying notes to financial statements.

RATIONAL DYNAMIC BRANDS FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 100.4% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 3.1%
24,200	Abbott Laboratories	$3,405,908

	RETAIL - CONSUMER STAPLES - 2.9%
3,874	Costco Wholesale Corporation	2,199,270
4,550	Target Corporation	1,053,052
		3,252,322
	RETAIL - DISCRETIONARY - 18.5%
10,500	Home Depot, Inc. (The)	4,357,605
15,000	Lowe’s Companies, Inc.	3,877,200
9,511	Lululemon Athletica, Inc.(a)	3,723,081
16,050	RH(a)	8,601,836
		20,559,722
	SOFTWARE - 4.9%
16,097	Microsoft Corporation	5,413,743

	TECHNOLOGY HARDWARE - 4.7%
29,156	Apple, Inc.	5,177,231

	TECHNOLOGY SERVICES - 15.4%
17,328	Block, Inc., Class A(a)	2,798,645
8,500	Mastercard, Inc., Class A	3,054,220
28,445	PayPal Holdings, Inc.(a)	5,364,158
27,128	Visa, Inc., Class A	5,878,909
		17,095,932

	TOTAL COMMON STOCKS (Cost $96,010,297)	111,242,484

	SHORT-TERM INVESTMENTS — 0.2%
	MONEY MARKET FUNDS - 0.2%
177,647	First American Government Obligations Fund, Class U, 0.03% (Cost $177,647)(b)	177,647

	TOTAL INVESTMENTS - 100.6% (Cost $96,187,944)	$111,420,131
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(669,879)
	NET ASSETS - 100.0%	$110,750,252

ADR	- American Depositary Receipt

ETF	- Exchange-Traded Fund

NV	- Naamioze Vennootschap

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

RATIONAL STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

Shares		Fair Value
	OPEN END FUNDS — 82.7%
	ALTERNATIVE - 9.8%
103,185	Catalyst Insider Income Fund, Class I(a)	$1,010,182

	FIXED INCOME - 72.9%
43,779	AlphaCentric Income Opportunities Fund, Class I(a)	532,796
160,742	Catalyst Enhanced Income Strategy Fund, Class I(a)	1,766,550
105,601	Catalyst/CIFC Floating Rate Income Fund, Class I(a)	1,015,884
96,310	Catalyst/Stone Beach Income Opportunity Fund, Class I(a)	806,129
90,146	Rational Special Situations Income Fund, Institutional Class(a)	1,774,959
138,101	Rational/Pier 88 Convertible Securities Fund, Institutional Class(a)	1,651,693
		7,548,011

	TOTAL OPEN END FUNDS (Cost $8,229,089)	8,558,193

	SHORT-TERM INVESTMENTS — 7.9%
	MONEY MARKET FUNDS - 7.9%
815,854	First American Government Obligations Fund, Class U, 0.03% (Cost $815,854)(b)	815,854

	TOTAL INVESTMENTS - 90.6% (Cost $9,044,943)	$9,374,047
	OTHER ASSETS IN EXCESS OF LIABILITIES- 9.4%	975,865
	NET ASSETS - 100.0%	$10,349,912

OPEN FUTURES CONTRACTS
Number of				Unrealized
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Appreciation
44	CME E-Mini Standard & Poor’s 500 Index Future	03/18/2022	$10,468,700	$225,560
	TOTAL FUTURES CONTRACTS

(a)	Affiliated Issuer.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 93.2%
	MONEY MARKET FUNDS - 93.2%
61,259,968	First American Government Obligations Fund, Class U, 0.03%(a),(c)	$61,259,968
	TOTAL SHORT-TERM INVESTMENTS (Cost $61,259,968)	61,259,968

	TOTAL INVESTMENTS - 93.2% (Cost $61,259,968)	$61,259,968
	OTHER ASSETS IN EXCESS OF LIABILITIES- 6.8%	4,476,950
	NET ASSETS - 100.0%	$65,736,918

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(b)	Unrealized Appreciation (Depreciation)
9	CBOT 10 Year US Treasury Note	03/22/2022	$1,174,221	$(670)
69	CBOT 5 Year US Treasury Note	03/31/2022	8,347,413	3,046
60	CBOT Corn Future(c)	03/14/2022	1,779,750	2,037
28	CBOT Soybean Future(c)	03/14/2022	1,874,950	(26,738)
30	CBOT Soybean Meal Future(c)	03/14/2022	1,197,300	92,500
22	CBOT US Long Bond Future	03/22/2022	3,529,636	7,573
15	CBOT Wheat Future(c)	03/14/2022	578,063	(12,200)
23	CME British Pound Currency Future	03/14/2022	1,945,081	28,962
14	CME Canadian Dollar Currency Future	03/15/2022	1,106,700	15,200
4	CME E-Mini NASDAQ 100 Index Future	03/18/2022	1,305,664	(13,571)
8	CME E-mini Russell 2000 Index Futures	03/18/2022	897,120	20,760
2	CME Feeder Cattle Future(c)	03/31/2022	169,950	2,375
8	CME Lean Hogs Future(c)	02/14/2022	260,720	410
28	CME New Zealand Dollar Currency Future	03/14/2022	1,916,180	18,260
6	CME Nikkei 225 Index Future	03/10/2022	866,400	2,300
2	CME Swiss Franc Currency Future	03/14/2022	274,800	3,162
31	COMEX Copper Future(c)	03/29/2022	3,459,213	81,725
18	COMEX Gold 100 Troy Ounces Future(c)	02/24/2022	3,291,480	(16,850)
29	Eurex 30 Year Euro BUXL Future	03/08/2022	6,818,039	(178,036)
80	Eurex 5 Year Euro BOBL Future	03/08/2022	12,121,646	(32,452)
1	Eurex DAX Index Future	03/18/2022	450,786	10,087
28	Eurex EURO STOXX 50 Future	03/18/2022	1,365,209	42,707
4	Euro-BTP Italian Bond Futures	03/08/2022	668,719	(10,041)
13	Euronext Amsterdam Index Future	01/21/2022	2,358,547	57,478
25	Euronext CAC 40 Index Future	01/21/2022	2,030,756	40,544
84	Euronext Milling Wheat Future(c)	03/10/2022	1,330,183	(69,664)
17	FTSE 100 Index Future	03/18/2022	1,686,400	32,058
20	FTSE/MIB Index Future	03/18/2022	3,098,643	49,039
97	FVSA index - Mini-Futures on VSTOXX(c)	02/16/2022	238,818	(16,342)
16	HKG Hang Seng Index Future	01/28/2022	2,406,372	23,535

See accompanying notes to consolidated financial statements.

RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

OPEN FUTURES CONTRACTS (Continued)

Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(b)	Unrealized Appreciation (Depreciation)
22	ICE Brent Crude Oil Future(c)	01/31/2022	$1,711,160	$16,660
24	ICE Gas Oil Future(c)	02/10/2022	1,599,000	58,975
12	KCBT Hard Red Winter Wheat Future(c)	03/14/2022	480,900	(15,100)
32	Long Gilt Future	03/29/2022	5,413,470	(54,096)
12	MEFF Madrid IBEX 35 Index Future	01/21/2022	1,185,108	49,991
55	Montreal Exchange 10 Year Canadian Bond Future	03/22/2022	6,209,952	35,205
13	Montreal Exchange S&P/TSX 60 Index Future	03/17/2022	2,636,536	39,124
17	NYBOT CSC C Coffee Future(c)	03/21/2022	1,441,387	(75,957)
28	NYBOT CSC Cocoa Future(c)	03/16/2022	705,600	21,290
6	NYBOT CSC Number 11 World Sugar Future(c)	02/28/2022	126,874	(1,321)
26	NYBOT CTN Number 2 Cotton Future(c)	03/09/2022	1,463,800	76,535
22	NYMEX Light Sweet Crude Oil Future(c)	01/20/2022	1,654,620	80,770
13	NYMEX NY Harbor ULSD Futures(c)	01/31/2022	1,269,614	79,909
11	NYMEX Platinum Future(c)	04/27/2022	531,410	445
16	NYMEX Reformulated Gasoline Blendstock for Oxygen(c)	01/31/2022	1,494,931	67,204
10	SFE S&P ASX Share Price Index 200 Future	03/17/2022	1,335,409	8,125
33	SGX FTSE China A50 Futures Contract	01/27/2022	518,067	(5,902)
4	SGX Nifty 50 Index Futures	01/27/2022	139,516	1,461
1	SGX Nikkei 225 Stock Index Future	03/10/2022	124,875	1,688
29	TSE Japanese 10 Year Bond Futures	03/14/2022	38,175,590	(119,931)
4	TSE TOPIX (Tokyo Price Index) Future	03/10/2022	691,937	(901)
	TOTAL FUTURES CONTRACTS			$421,368

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(b)	Unrealized Appreciation (Depreciation)
1	CBOT Soybean Oil Future(c)	03/14/2022	$33,918	$(222)
9	CME Australian Dollar Currency Future	03/14/2022	655,020	(14,096)
9	CME Euro Foreign Exchange Currency Future	03/14/2022	1,282,781	(7,193)
17	CME Japanese Yen Currency Future	03/14/2022	1,848,325	19,286
18	CME Live Cattle Future(c)	02/28/2022	1,005,840	(16,830)
13	COMEX Silver Future(c)	03/29/2022	1,517,880	(49,155)
17	NYMEX Henry Hub Natural Gas Futures(c)	01/27/2022	634,100	10,400
	TOTAL FUTURES CONTRACTS			$(57,810)

(a)	Rate disclosed is the seven day effective yield as of December 31, 2021.

(b)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(c)	All or a portion of this investment is a holding of the RDMF Fund, Ltd.

See accompanying notes to consolidated financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

Shares				Fair Value
	COMMON STOCKS — 1.9%
	ASSET MANAGEMENT - 1.1%
57,418	Sixth Street Specialty Lending, Inc.			$1,343,007

	BIOTECH & PHARMA - 0.8%
8,733	Horizon Therapeutics plc(a)			941,068

	TOTAL COMMON STOCKS (Cost $1,625,838)			2,284,075

		Dividend Rate (%)	Maturity
	PREFERRED STOCKS — 43.1%
	ASSET MANAGEMENT - 3.4%
17,000	AMG Capital Trust II	2.5800	10/15/2037	997,688
34,000	KKR & Company, Inc.	6.0000	9/15/2023	3,167,100
				4,164,788
	BANKING - 8.3%
4,148	Bank of America Corporation	7.2500	Perpetual	5,995,519
2,683	Wells Fargo & Company - Series L	7.5000	Perpetual	3,999,092
				9,994,611
	ELECTRIC UTILITIES - 11.7%
51,450	American Electric Power Company, Inc.	6.1250	3/15/2022	2,578,674
29,266	Dominion Energy, Inc.	7.2500	6/1/2022	2,945,330
20,055	DTE Energy Company	6.2500	11/1/2022	1,029,624
34,713	NextEra Energy, Inc.	4.8720	9/1/2022	2,363,608
25,118	NextEra Energy, Inc.	5.2790	3/1/2023	1,445,290
21,800	NextEra Energy, Inc.	6.2190	9/1/2023	1,262,438
46,313	Southern Company (The) - Series 2019	6.7500	8/1/2022	2,489,324
				14,114,288
	GAS & WATER UTILITIES - 2.8%
29,900	NiSource, Inc.	7.7500	3/1/2024	3,345,511

	MACHINERY - 3.7%
40,990	Stanley Black & Decker, Inc.	5.2500	Perpetual	4,475,698

	MEDICAL EQUIPMENT & DEVICES - 8.7%
102,700	Becton Dickinson and Company	6.0000	6/1/2023	5,417,425
20,935	Boston Scientific Corporation	5.5000	6/1/2023	2,381,984

See accompanying notes to financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Dividend Rate (%)	Maturity	Fair Value
	PREFERRED STOCKS — 43.1% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 8.7% (Continued)
1,545	Danaher Corporation	5.0000	4/1/2023	$2,699,888
				10,499,297
	SEMICONDUCTORS - 4.5%
2,624	Broadcom, Inc. - Series A	8.0000	9/30/2022	5,445,823

	TOTAL PREFERRED STOCKS (Cost $46,167,277)			52,040,016

Principal		Coupon Rate
Amount ($)		(%)
	CONVERTIBLE BONDS — 52.1%
	ASSET MANAGEMENT — 5.5%
4,210,000	Ares Capital Corporation	4.6250	03/01/24	4,815,398
1,690,886	New Mountain Finance Corporation	5.7500	08/15/23	1,788,112
				6,603,510
	AUTOMOTIVE — 1.1%
1,260,000	Fisker, Inc.(b)	2.5000	09/15/26	1,302,588

	E-COMMERCE DISCRETIONARY — 1.2%
1,250,000	Etsy, Inc.(b)	0.2500	06/15/28	1,469,500

	ENGINEERING & CONSTRUCTION — 2.1%
1,360,000	KBR, Inc.	2.5000	11/01/23	2,586,149

	HEALTH CARE FACILITIES & SERVICES — 2.9%
530,000	Anthem, Inc.	2.7500	10/15/42	3,482,630

	INTERNET MEDIA & SERVICES — 5.8%
1,220,000	Booking Holdings, Inc.	0.7500	05/01/25	1,791,570
4,535,000	Expedia Group, Inc.(b),(c)	—	02/15/26	5,217,518
				7,009,088
	MEDICAL EQUIPMENT & DEVICES — 6.3%
3,160,000	Dexcom, Inc.	0.2500	11/15/25	3,750,525
1,650,000	Insulet Corporation	0.3750	09/01/26	2,182,750
1,750,000	NuVasive, Inc.	1.0000	06/01/23	1,750,000
				7,683,275

See accompanying notes to financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 52.1% (Continued)
	OIL & GAS PRODUCERS — 1.4%
965,000	Pioneer Natural Resources Company	0.2500	05/15/25	$1,719,509

	SEMICONDUCTORS — 5.6%
2,660,000	ON Semiconductor Corporation(b),(c)	—	05/01/27	3,870,300
1,630,000	Silicon Laboratories, Inc.	0.6250	06/15/25	2,857,553
				6,727,853
	SOFTWARE — 11.7%
3,295,000	CyberArk Software Ltd.(c)	—	11/15/24	4,151,700
2,155,000	Mandiant, Inc.	0.8750	06/01/24	2,241,200
2,630,000	PROS Holdings, Inc.	1.0000	05/15/24	2,440,969
1,105,000	RingCentral, Inc.(c)	—	03/01/25	1,038,103
4,530,000	Splunk, Inc.	1.1250	06/15/27	4,224,225
				14,096,197
	TECHNOLOGY HARDWARE — 2.2%
2,673,080	Western Digital Corporation B	1.5000	02/01/24	2,698,140

	TECHNOLOGY SERVICES — 3.2%
3,630,928	Euronet Worldwide, Inc.	0.7500	03/15/49	3,921,402

	TRANSPORTATION EQUIPMENT — 3.1%
3,391,118	Meritor, Inc.	3.2500	10/15/37	3,692,250

	TOTAL CONVERTIBLE BONDS (Cost $59,997,792)			62,992,091

Shares
	SHORT-TERM INVESTMENTS — 2.7%
	MONEY MARKET FUNDS - 2.7%
3,318,618	First American Government Obligations Fund, Class U, 0.03% (Cost $3,318,618)(d)			3,318,618

	TOTAL INVESTMENTS - 99.8% (Cost $111,109,525)			$120,634,800
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.2%			178,834
	NET ASSETS - 100.0%			$120,813,634

LTD	- Limited Company

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021 the total market value of 144A securities is 11,859,906 or 9.8% of net assets.

(c)	Zero coupon bond.

(d)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

Principal			Dividend Rate
Amount ($)			%	Maturity	Fair Value
	PREFERRED STOCKS — 0.3%
	REAL ESTATE INVESTMENT TRUSTS 0.3%
80,000	Vinebrook Homes Trust, Inc.(a) (h)		6.5000	10/7/27	$2,060,000
	TOTAL PREFERRED STOCKS (Cost $2,002,560)

Principal			Coupon Rate
Amount ($)		Spread	(%)
	ASSET BACKED SECURITIES — 75.6%
	AGENCY CMBS — 0.4%
29,134,678	Ginnie Mae Strip(b)		1.4000	09/16/45	$2,704,863
1,980,920	Government National Mortgage Association(b),(c)		0.0240	08/16/48	5,496
					2,710,359
	CDO — 2.8%
374,706	Ansonia CDO 2006 1 Ltd.(a),(d) (h)	US0001M + 0.300%	0.4150	07/28/46	354,048
190,672	Ansonia CDO 2006 1 Ltd.(a) (h)		5.7020	07/28/46	185,596
1,926,526	Aspen Funding I Ltd.(a) (h)		9.0600	07/10/37	1,999,784
10,000,000	Bleecker Structured Asset Funding Ltd. (h)		1.0310	04/01/35	1,043,100
8,563,445	Capitalsource Real Estate Loan Trust(a),(d) (h)	US0003M + 0.650%	0.7710	01/20/37	8,178,090
5,734,326	Fulton Street CDO Ltd.(a),(d) (h)	US0003M + 0.420%	0.5510	04/20/32	3,682,424
4,090,784	Nomura CRE CDO 2007 2 Ltd.(a),(d) (h)	US0003M + 0.450%	0.6100	05/21/42	1,534,044
3,432,031	RAIT CRE CDO I Ltd.(a),(d) (h)	US0001M + 0.850%	0.9540	11/20/46	2,554,313
2,000,000	Taberna Preferred Funding II Ltd.(a),(d) (h)	US0003M + 0.650%	0.7900	11/05/35	980,000
469,239	Wachovia Repackaged Asset Participating Securities(a),(d)	US0003M + 0.550%	0.6940	02/08/35	436,392
717,490	Wachovia Repackaged Asset Participating Securities(a),(d)	US0003M + 0.550%	0.6940	02/08/35	595,517
					21,543,308
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4%
195,263	ABN Amro Mortgage Corporation		5.7500	12/25/32	198,486
20,725	Adjustable Rate Mortgage Trust 2004 5(c)		2.6610	04/25/35	21,017
192,067	Adjustable Rate Mortgage Trust 2005 10(d)	US0001M + 0.540%	0.6420	01/25/36	190,014
494,107	Adjustable Rate Mortgage Trust 2005 10(c)		2.5040	01/25/36	465,059
331,821	Adjustable Rate Mortgage Trust 2005 10(c)		2.5040	01/25/36	315,742
118,225	Adjustable Rate Mortgage Trust 2005 10(c)		2.7320	01/25/36	111,825
219,599	Adjustable Rate Mortgage Trust 2005 2(c)		2.7470	06/25/35	221,507
128,073	Adjustable Rate Mortgage Trust 2005 4(c)		2.1290	08/25/35	100,316
270,430	Adjustable Rate Mortgage Trust 2005 5(c)		2.5740	09/25/35	256,322

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
260,895	Adjustable Rate Mortgage Trust 2005-6A(d)	US0001M + 0.520%	0.6220	11/25/35	$247,845
183,243	Adjustable Rate Mortgage Trust 2005-6A(d)	US0001M + 0.540%	0.6420	11/25/35	174,077
14,649	Alternative Loan Trust 2003-4CB		5.7500	04/25/33	15,258
95,029	Alternative Loan Trust 2003-J3		5.2500	11/25/33	97,418
515,691	Alternative Loan Trust 2004-2CB		5.0000	08/25/54	525,710
62,950	Alternative Loan Trust 2004-33(c)		2.9600	12/25/34	63,384
78,662	Alternative Loan Trust 2005-17(d)	US0001M + 0.560%	0.6620	07/25/35	57,326
752,486	Alternative Loan Trust 2005-43(c)		3.3620	09/25/35	722,855
102,849	Alternative Loan Trust 2005-51(d)	US0001M + 0.600%	0.7030	11/20/35	99,168
49,252	Alternative Loan Trust 2005-63(c)		3.3180	12/25/35	48,556
465,690	Alternative Loan Trust 2006-32CB(d)	US0001M + 0.670%	0.7720	11/25/36	240,520
773,045	Alternative Loan Trust 2006-32CB(b),(d)	US0001M + 5.330%	5.2280	11/25/36	126,542
1,452,756	Alternative Loan Trust 2006-J6(d)	US0001M + 0.500%	0.6020	09/25/36	692,721
1,772,363	Alternative Loan Trust 2006-J6(b),(d)	US0001M + 5.500%	5.3980	09/25/36	357,817
218,476	Alternative Loan Trust 2006-OA7(d)	US0001M + 0.420%	0.5220	06/25/46	175,410
375	Alternative Loan Trust 2006-OC11(d)	US0001M + 0.340%	0.4420	01/25/37	5,664
344,325	Alternative Loan Trust 2007-5CB(e)		—	04/25/37	98,470
424,404	Alternative Loan Trust 2007-5CB(b),(d)	US0001M + 5.650%	5.5480	04/25/37	114,741
135,171	Alternative Loan Trust Resecuritization 2005-12R		6.0000	11/25/34	135,416
466,350	American Home Mortgage Assets Trust 2006-1(d)	US0001M + 0.190%	0.2920	05/25/46	419,034
25,606	American Home Mortgage Investment Trust 2004-1(d)	US0001M + 0.900%	1.0020	04/25/44	25,628
27,125	American Home Mortgage Investment Trust 2004-3 Series 2004-3 Class IV-A(d)	US0006M + 1.500%	1.6570	10/25/34	27,511
39,482	American Home Mortgage Investment Trust 2005-1(d)	US0006M + 2.000%	2.1700	06/25/45	40,402
1,848,853	American Home Mortgage Investment Trust 2005-2(f)		5.8280	09/25/35	1,579,349
1,059,100	American Home Mortgage Investment Trust 2005-4(d)	US0006M + 1.750%	1.9960	11/25/45	618,034
433,609	American Home Mortgage Investment Trust 2006-2(d)	US0001M + 0.220%	0.3220	06/25/36	27,387
671,230	American Home Mortgage Investment Trust 2006-3(d)	US0001M + 0.380%	0.4820	12/25/46	673,903
1,396,581	American Home Mortgage Investment Trust 2007-1(d)	US0001M + 0.160%	0.2620	05/25/47	1,018,540
690,666	Banc of America Alternative Loan Trust 2006-4(d)	US0001M + 0.850%	0.9520	05/25/46	595,391
696,991	Banc of America Alternative Loan Trust 2006-4(b),(d)	US0001M + 5.150%	5.0480	05/25/46	102,978
378,510	Banc of America Alternative Loan Trust 2006-4		6.0000	05/25/46	381,761
305,460	Banc of America Alternative Loan Trust 2006-4		6.0000	05/25/46	309,460
353,516	Banc of America Alternative Loan Trust 2006-4		6.0000	05/25/46	356,553
533,837	Banc of America Funding 2004-B Trust(c)		2.1630	12/20/34	481,036

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
64,487	Banc of America Funding 2005-8 Trust(e)		—	01/25/36	$47,353
244,306	Banc of America Funding 2005-B Trust(c)		2.6490	04/20/35	235,371
1,863,556	Banc of America Funding 2005-E Trust(c)		2.9360	05/20/35	1,818,942
131,123	Banc of America Funding 2005-E Trust(d)	COF 11 + 1.430%	1.6550	06/20/35	111,226
189,470	Banc of America Funding 2006-B Trust(c)		2.2470	03/20/36	187,982
217,132	Banc of America Funding 2006-B Trust(c)		2.5220	03/20/36	200,594
191,370	Banc of America Funding 2006-C Trust(c)		2.9560	04/20/36	190,902
183,960	Banc of America Funding 2006-D Trust(c)		3.4990	05/20/36	182,368
530,996	Banc of America Funding 2006-F Trust(c)		2.5940	07/20/36	527,248
44,742	Banc of America Funding 2006-G Trust(d)	US0012M + 1.750%	2.1700	07/20/36	46,063
124,903	Banc of America Funding 2006-I Trust(c)		2.3940	10/20/46	110,663
95,059	Banc of America Funding 2007-4 Trust		5.5000	11/25/34	95,532
136,460	Banc of America Funding 2007-7 Trust(e)		—	09/25/37	80,695
515,605	Banc of America Funding 2007-8 Trust		6.0000	09/25/22	403,545
165,458	Banc of America Funding 2007-C Trust(d)	US0001M + 0.540%	0.6440	05/20/47	161,499
128,311	Banc of America Funding 2016-R2 Trust(a),(c)		4.7000	05/01/33	131,090
2,104,032	Banc of America Funding Corporation(c)		3.7470	09/25/48	2,119,998
66,431	Banc of America Mortgage 2005-A Trust(c)		2.5020	02/25/35	68,677
473,572	Banc of America Mortgage 2005-G Trust(c)		3.0920	08/25/35	470,807
1,305,916	Banc of America Mortgage 2005-I Trust(c)		2.1680	10/25/35	1,295,844
116,388	Banc of America Mortgage 2006-A Trust(c)		3.2590	02/25/36	103,617
101,384	Banc of America Mortgage 2006-B Trust(c)		2.8400	11/20/46	97,124
27,828	Banc of America Mortgage Trust 2005-3		5.5000	03/25/35	27,609
46,561	Bank of America Mortgage 2002-J Trust(c)		3.3870	09/25/32	46,893
2,814,379	BCAP, LLC 2010-RR11-I Trust(a),(c)		2.8330	06/27/36	2,767,572
2,710,408	BCAP, LLC 2011-RR4-I Trust(a)		5.2500	04/26/37	1,894,480
4,213,741	BCAP, LLC 2013-RR7 Trust(a),(c)		2.9030	12/27/34	4,005,383
148,803	BCAP, LLC Trust 2007-AA2		6.0000	03/25/22	146,530
15,992	Bear Stearns ALT-A Trust 2004-9(c)		3.2760	09/25/34	17,759
4,542,940	Bear Stearns ALT-A Trust 2005-10(d)	US0001M + 0.500%	0.6020	01/25/36	5,442,375
112,604	Bear Stearns ALT-A Trust 2005-10(c)		2.9190	01/25/36	110,122
81,234	Bear Stearns ALT-A Trust 2005-4(c)		2.5250	05/25/35	81,464
3,513,732	Bear Stearns ALT-A Trust 2006-1(d)	US0001M + 0.480%	0.5820	02/25/36	3,553,248
2,293,402	Bear Stearns ALT-A Trust 2006-2(d)	US0001M + 0.440%	0.5420	04/25/36	2,922,257

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
234,073	Bear Stearns ALT-A Trust 2006-3(d)	US0001M + 0.380%	0.4820	05/25/36	$251,494
99,752	Bear Stearns ALT-A Trust 2006-3(c)		3.0600	05/25/36	76,717
490,651	Bear Stearns ALT-A Trust 2006-3(c)		3.1500	05/25/36	316,155
45,828	Bear Stearns ALT-A Trust II 2007-1(c)		3.0910	09/25/47	29,726
49,977	Bear Stearns ARM Trust 2003-8(c)		2.3750	01/25/34	49,475
11,856	Bear Stearns ARM Trust 2004-1(c)		2.0670	04/25/34	11,905
72,436	Bear Stearns ARM Trust 2004-10(c)		3.0900	01/25/35	76,259
412,830	Bear Stearns ARM Trust 2004-9(c)		2.1580	11/25/34	406,014
278,074	Bear Stearns ARM Trust 2005-3(c)		3.0090	06/25/35	283,765
41,312	Bear Stearns ARM Trust 2005-8(a),(c)		3.3860	08/25/35	38,983
792,576	Bear Stearns ARM Trust 2006-4(c)		2.8090	10/25/36	779,554
63,972	Bear Stearns ARM Trust 2007-5(c)		3.0550	08/25/47	63,468
193,206	Bear Stearns Asset Backed Securities I Trust(d)	US0001M + 1.000%	1.1020	08/25/35	140,361
1,235,145	Bear Stearns Mortgage Funding Trust 2006-SL5(d)	US0001M + 0.300%	0.3920	12/25/36	1,295,231
104,633	Bear Stearns Mortgage Securities, Inc.(c)		6.3310	03/25/31	104,488
17,877	Bear Stearns Mortgage Securities, Inc.(c)		6.3310	03/25/31	17,857
37,788,470	CBASS 1248MKAB1 DEL TR 2011-1(a),(d)	US0001M + 0.460%	2.2220	02/25/37	1,382,699
200,899	Chase Mortgage Finance Trust Series 2005-S1		5.0000	05/25/35	200,948
1,227,605	ChaseFlex Trust Series 2005-2		7.5000	06/25/35	979,901
14,135	CHL Mortgage Pass-Through Trust 2003-56(c)		2.5220	12/25/33	14,177
298,064	CHL Mortgage Pass-Through Trust 2004-2(c)		2.7640	02/25/34	288,032
391,388	CHL Mortgage Pass-Through Trust 2004-5		5.0000	05/25/34	401,562
40,994	CHL Mortgage Pass-Through Trust 2004-7(c)		2.4710	06/25/34	41,667
55,990	CHL Mortgage Pass-Through Trust 2004-8(e)		—	07/25/34	43,926
2,962	CHL Mortgage Pass-Through Trust 2005-11(d)	US0001M + 0.320%	0.4220	04/25/35	1,687
166,462	CHL Mortgage Pass-Through Trust 2005-15		5.1000	08/25/35	167,409
2,481	CHL Mortgage Pass-Through Trust 2005-7(d)	US0001M + 0.720%	0.8220	03/25/35	905
443,080	CHL Mortgage Pass-Through Trust 2005-HYB6(c)		2.1650	10/20/35	436,848
271,860	CHL Mortgage Pass-Through Trust 2005-J2		5.0000	08/25/35	202,194
141,519	Citicorp Mortgage Securities Trust Series 2006-1		6.0000	02/25/36	145,763
357,307	Citicorp Mortgage Securities, Inc.		5.5000	03/25/35	359,486
23,472	Citigroup Global Markets Mortgage Securities VII,(c)		2.6110	10/25/23	23,217
166,676	Citigroup Mortgage Loan Trust 2004-HYB2(c)		2.5860	03/25/34	168,736
67,613	Citigroup Mortgage Loan Trust 2005-11(d)	H15T1Y + 2.400%	2.4800	11/25/35	68,241

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
661,873	Citigroup Mortgage Loan Trust 2006-AR2(c)		2.5400	03/25/36	$639,866
113,920	Citigroup Mortgage Loan Trust 2006-AR5(c)		2.4970	07/25/36	105,618
2,018,079	Citigroup Mortgage Loan Trust 2008-RR1(a),(d)	US0001M + 0.070%	0.1730	01/25/37	1,904,857
469,900	Citigroup Mortgage Loan Trust 2010-8(a),(c)		2.9750	11/19/35	420,015
401,457	Citigroup Mortgage Loan Trust 2013-8(a),(c)		2.6330	11/25/36	326,447
356,652	Citigroup Mortgage Loan Trust 2019-C(a),(f)		3.2280	09/25/59	356,977
927,909	Citigroup Mortgage Loan Trust, Inc.(a),(d)	US0001M + 0.400%	0.5030	01/25/29	864,029
989,932	Citigroup Mortgage Loan Trust, Inc.		5.7500	11/25/35	902,869
93,873	CitiMortgage Alternative Loan Trust Series 2007-A1(e)		—	01/25/37	60,587
202,630	CitiMortgage Alternative Loan Trust Series 2007-A1(b),(d)	US0001M + 5.400%	5.2980	01/25/37	30,794
21,206	CitiMortgage Alternative Loan Trust Series 2007-A1		6.0000	01/25/37	21,383
31,827,712	COMM 2007-C9 Mortgage Trust(a),(b),(c)		0.4330	12/10/49	358,880
603,232	Credit Suisse First Boston Mortgage Securities		5.5000	08/25/25	570,443
380,712	Credit Suisse First Boston Mortgage Securities(a),(c)		0.5930	03/25/32	364,736
142,092	Credit Suisse First Boston Mortgage Securities(c)		7.0000	06/25/32	141,402
29,248	Credit Suisse First Boston Mortgage Securities(c)		2.0560	11/25/32	26,128
114,693	Credit Suisse First Boston Mortgage Securities(c)		2.0560	11/25/32	116,526
24,763	Credit Suisse First Boston Mortgage Securities(c)		6.9630	12/25/32	26,038
79,951	Credit Suisse First Boston Mortgage Securities(c)		5.6730	04/25/33	75,727
52,685	Credit Suisse First Boston Mortgage Securities		5.0000	09/25/34	54,714
372,316	Credit Suisse First Boston Mortgage Securities		5.2500	01/25/36	376,945
2,613	CSFB Mortgage-Backed Pass-Through Certificates		5.0000	11/25/28	2,687
637,873	CSFB Mortgage-Backed Pass-Through Certificates		7.0000	10/25/32	666,190
69,588	CSFB Mortgage-Backed Pass-Through Certificates		6.5000	12/25/33	72,207
154,232	CSFB Mortgage-Backed Pass-Through Certificates(c)		2.2770	06/25/34	156,957
9,170	CSFB Mortgage-Backed Pass-Through Certificates(c)		2.2820	06/25/34	9,625
833,005	CSFB Mortgage-Backed Pass-Through Certificates(d)	US0001M + 0.350%	0.4520	10/25/35	705,181
7,598,807	CSFB Mortgage-Backed Pass-Through Certificates		6.5000	11/25/35	2,225,562
34,399	CSFB Mortgage-Backed Trust Series 2004-AR6(c)		2.6380	10/25/34	34,977
2,286,276	CSMC Mortgage-Backed Trust 2006-9		6.5000	11/25/36	1,965,073
625,868	CSMC Mortgage-Backed Trust 2007-1		6.0000	02/25/37	534,590
186,563	CSMC Mortgage-Backed Trust 2007-3(d)	US0001M + 0.250%	0.3520	04/25/37	158,866
383,429	CSMC Mortgage-Backed Trust 2007-3		5.0000	04/25/37	379,538
727,968	CSMC Mortgage-Backed Trust 2007-3(c)		5.8370	04/25/37	258,743

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
237,035	CSMC Mortgage-Backed Trust 2007-4(d)	US0001M + 0.400%	0.5020	06/25/37	$161,640
2,350,262	CSMC Mortgage-Backed Trust 2007-4		6.0000	06/25/37	523,844
55,724	CSMC Mortgage-Backed Trust 2007-5		6.0000	04/25/29	55,814
123,838	CSMC Series 2011-6R(a),(c)		3.2520	04/28/37	124,894
152,196	CSMC Series 2014-4R(a),(d)	US0001M + 0.200%	0.2920	02/27/36	147,549
210,602	Deutsche Alt-B Securities Inc Mortgage Loan Trust(c)		4.9160	06/25/36	209,389
149,220	Deutsche Alt-B Securities Mortgage Loan Trust(f)		5.8650	02/25/36	153,815
36,392	Deutsche Mortgage Sec Inc Mort Loan Tr Ser 2004-1(c)		5.5000	09/25/33	32,754
416,974	Deutsche Mortgage Securities Inc Mortgage Loan(a),(d)	US0001M + 0.280%	0.3900	04/15/36	381,795
113,924	Deutsche Mortgage Securities Inc Mortgage Loan(a),(d)	US0001M + 0.280%	0.3900	04/15/36	104,313
75,846	Deutsche Mortgage Securities Inc Mortgage Loan(a),(d)	US0001M + 0.290%	0.4000	04/15/36	68,150
15,734	DSLA Mortgage Loan Trust 2004-AR1(d)	US0001M + 0.840%	0.9440	09/19/44	15,223
371,349	DSLA Mortgage Loan Trust 2004-AR2(d)	US0001M + 0.800%	0.9040	11/19/44	358,234
1,289,483	DSLA Mortgage Loan Trust 2004-AR2(d)	US0001M + 0.800%	0.9040	11/19/44	1,167,658
2,741,738	DSLA Mortgage Loan Trust 2007-AR1(d)	US0001M + 0.140%	0.2440	04/19/47	2,453,587
152,047	Fannie Mae Interest Strip(b) (h)		6.5000	10/25/23	6,414
405,432	Fannie Mae Interest Strip(b),(c)		3.5000	04/25/27	19,571
190,429	Fannie Mae Interest Strip(b)		6.0000	01/25/35	36,520
455,015	Fannie Mae Interest Strip(b)		4.5000	08/25/35	60,856
302,686	Fannie Mae Interest Strip(b),(c)		5.0000	03/25/38	48,056
608,817	Fannie Mae Interest Strip(b)		5.0000	01/25/40	108,546
514,346	Fannie Mae REMICS(b),(d)	US0001M + 6.500%	6.3980	05/25/40	42,030
443,509	Fannie Mae REMICS(b),(d)	US0001M + 6.150%	6.0480	01/25/49	64,403
1,444,576	Fannie Mae Trust 2003-W6(b),(d)	US0001M + 7.600%	7.4970	09/25/42	311,430
492,800	First Horizon Alternative Mortgage Securities(c)		2.5420	12/25/34	496,717
455,678	First Horizon Alternative Mortgage Securities(c)		2.2980	02/25/35	434,808
36,210	First Horizon Alternative Mortgage Securities(c)		2.9180	03/25/35	27,516
924,463	First Horizon Alternative Mortgage Securities(c)		2.0000	05/25/35	553,295
1,112	First Horizon Alternative Mortgage Securities(c)		2.0000	07/25/36	959
683,361	First Horizon Mortgage Pass-Through Trust(c)		2.6250	01/25/36	506,221
27,564	First Horizon Mortgage Pass-Through Trust 2000-H(c)		2.2930	05/25/30	26,311
28,170	First Horizon Mortgage Pass-Through Trust 2000-H(c)		2.3460	05/25/30	27,660
84,534	First Horizon Mortgage Pass-Through Trust 2004-FL1(d)	US0001M + 0.270%	0.3720	02/25/35	80,485
302,384	First Horizon Mortgage Pass-Through Trust 2005-AR4(c)		2.8150	10/25/35	303,495

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
58,762	First Horizon Mortgage Pass-Through Trust 2007-AR2(c)		3.2890	07/25/37	$43,615
438,064	Freddie Mac REMICS(b),(d)	US0001M + 6.000%	5.8900	11/15/40	79,592
363,418	Freddie Mac Strips(b)		6.0000	06/15/39	86,416
408,909	Freddie Mac Strips(b),(c)		4.5000	05/15/49	72,566
3,425,005	Freddie Mac Structured Pass-Through Certificates(b),(c)		0.5240	05/25/43	73,592
827,006	Global Mortgage Securitization Ltd.(a),(d)	US0001M + 0.320%	0.4220	11/25/32	807,323
234,387	GMACM Mortgage Loan Trust 2004-J2(e)		—	06/25/34	201,275
128,984	GMACM Mortgage Loan Trust 2005-AR6(c)		2.9750	11/19/35	109,126
725,507	Government National Mortgage Association(b),(f)		4.0000	09/16/25	30,904
224,103	Government National Mortgage Association(b),(d)	US0001M + 7.550%	7.4460	02/20/33	23,940
217,821	Government National Mortgage Association(b)		5.0000	05/20/34	28,692
223,268	Government National Mortgage Association(b)		5.0000	10/20/39	38,412
171,379	Government National Mortgage Association(b),(d)	US0001M + 5.400%	5.2960	05/20/41	24,940
208,549	Government National Mortgage Association(b),(d)	US0001M + 5.450%	5.3460	06/20/41	30,757
663,656	GreenPoint Mortgage Funding Trust 2005-AR4(d)	US0001M + 0.520%	0.6220	10/25/45	673,498
370,304	GreenPoint Mortgage Funding Trust 2005-AR5(d)	US0001M + 0.540%	0.6420	11/25/45	337,586
349,639	GreenPoint Mortgage Funding Trust 2005-AR5(d)	US0001M + 0.560%	0.6620	11/25/45	278,747
1,032,614	GreenPoint Mortgage Funding Trust 2006-AR2(d)	12MTA + 2.000%	2.0820	03/25/36	1,027,048
111,120	GreenPoint Mortgage Funding Trust 2006-AR3(d)	US0001M + 0.420%	0.5220	04/25/36	110,014
663,682	GreenPoint Mortgage Loan Trust 2004-1(d)	US0001M + 1.150%	1.2520	10/25/34	605,233
541,460	GreenPoint MTA Trust 2005-AR3(d)	US0001M + 0.480%	0.5820	08/25/45	524,268
191,355	GSMPS Mortgage Loan Trust(a),(c)		7.7500	05/19/27	190,755
89,413	GSMPS Mortgage Loan Trust(a),(c)		5.2980	09/19/27	90,078
58,592	GSMPS Mortgage Loan Trust(a),(c)		8.0000	09/19/27	57,709
194,239	GSMPS Mortgage Loan Trust(a),(c)		8.0000	09/19/27	198,245
536,717	GSMPS Mortgage Loan Trust 2001-2(a),(c)		7.5000	06/19/32	529,829
20,810	GSR Mortgage Loan Trust 2003-1(d)	H15T1Y + 1.750%	1.8400	03/25/33	21,299
137,370	GSR Mortgage Loan Trust 2003-1(c)		2.3420	03/25/33	134,212
129,903	GSR Mortgage Loan Trust 2003-3F(c)		5.9720	04/25/33	134,488
206,361	GSR Mortgage Loan Trust 2003-4F(c)		5.9200	05/25/33	207,015
8,065	GSR Mortgage Loan Trust 2004-10F		4.5000	09/25/34	8,084
52,470	GSR Mortgage Loan Trust 2004-13F		6.0000	11/25/34	55,160
251,533	GSR Mortgage Loan Trust 2004-15F(d)	US0001M + 0.300%	0.4020	12/25/34	236,594
15,684	GSR Mortgage Loan Trust 2004-8F		6.0000	09/25/34	16,044

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
32,641	GSR Mortgage Loan Trust 2005-7F		5.5000	09/25/35	$33,581
118,126	GSR Mortgage Loan Trust 2005-8F		5.5000	11/25/35	123,561
243,365	GSR Mortgage Loan Trust 2005-AR5(c)		2.5570	10/25/35	243,494
17,204	GSR Mortgage Loan Trust 2005-AR6 Series 2005-AR6-1(c)		2.7470	09/25/35	17,424
23,497	GSR Mortgage Loan Trust 2005-AR6(c)		2.8660	09/25/35	23,750
76,230	GSR Mortgage Loan Trust 2005-AR7(c)		2.3360	11/25/35	73,554
332,675	GSR Mortgage Loan Trust 2005-AR7(c)		3.1380	11/25/35	317,277
1,624,890	GSR Mortgage Loan Trust 2006-10F		5.7500	12/25/36	2,986,528
1,501,434	GSR Mortgage Loan Trust 2006-1F(d)	US0001M + 0.950%	1.0520	02/25/36	2,354,755
1,986,607	GSR Mortgage Loan Trust 2006-2F		5.7500	02/25/36	2,031,917
2,347,373	GSR Mortgage Loan Trust 2006-2F		5.7500	02/25/36	2,400,912
500,630	GSR Mortgage Loan Trust 2006-7F		6.0000	08/25/36	3,795,233
902,822	GSR Mortgage Loan Trust 2007-1F		5.5000	01/25/37	1,499,022
230,696	GSR Mortgage Loan Trust 2007-1F		5.5000	01/25/37	273,168
644,583	GSR Mortgage Loan Trust 2007-1F		6.0000	01/25/37	542,299
1,953,253	GSR Mortgage Loan Trust 2007-3F		5.7500	05/25/37	3,289,258
77,318	GSR Mortgage Loan Trust 2007-4F		5.0000	07/25/37	109,558
3,384,295	GSR Mortgage Loan Trust 2007-4F		5.7500	07/25/37	5,164,485
986,781	GSR Mortgage Loan Trust 2007-AR1(c)		2.5680	03/25/37	921,499
88,379	HarborView Mortgage Loan Trust 2003-1(c)		2.1410	05/19/33	72,289
357,835	HarborView Mortgage Loan Trust 2004-1(c)		2.1990	04/19/34	294,067
2,267,842	HarborView Mortgage Loan Trust 2004-8(d)	US0001M + 0.800%	0.9040	11/19/34	2,183,955
112,997	HarborView Mortgage Loan Trust 2004-9(d)	US0001M + 0.780%	0.8840	12/19/34	106,430
4,139	HarborView Mortgage Loan Trust 2005-1(d)	US0001M + 0.660%	0.7640	03/19/35	2,921
28,836	HarborView Mortgage Loan Trust 2005-14(c)		2.4260	12/19/35	27,783
347,788	HarborView Mortgage Loan Trust 2005-14(c)		2.4430	12/19/35	336,212
1,054,003	HarborView Mortgage Loan Trust 2005-16(d)	12MTA + 2.000%	2.0820	01/19/37	923,239
2,477,062	HarborView Mortgage Loan Trust 2005-2(d)	US0001M + 0.520%	0.6240	05/19/35	1,061,049
344,624	HarborView Mortgage Loan Trust 2005-4(c)		3.8730	07/19/35	329,853
23,066	HarborView Mortgage Loan Trust 2005-8(d)	US0001M + 0.660%	0.7640	09/19/35	18,785
30,666	Impac CMB Trust Series 2003-11(d)	US0001M + 4.500%	4.6030	10/25/33	30,543
2,622	Impac CMB Trust Series 2003-8(d)	US0001M + 2.625%	2.7280	10/25/33	2,630
4,772	Impac CMB Trust Series 2003-8(d)	US0001M + 4.500%	4.6030	10/25/33	4,674
207,565	Impac CMB Trust Series 2004-10(d)	US0001M + 0.800%	0.9020	03/25/35	195,011

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
41,382	Impac CMB Trust Series 2004-10(d)	US0001M + 1.500%	1.6020	03/25/35	$40,627
192,855	Impac CMB Trust Series 2004-10(d)	US0001M + 2.775%	2.8770	03/25/35	196,319
238,348	Impac CMB Trust Series 2005-4(d)	US0001M + 0.380%	0.8630	05/25/35	226,295
714,372	Impac CMB Trust Series 2005-4(d)	US0001M + 1.650%	2.5780	05/25/35	719,925
160,631	Impac Secured Assets CMN Owner Trust(c)		2.8070	07/25/35	152,012
136,366	Impac Secured Assets Trust 2006-2(d)	US0001M + 1.650%	1.7520	08/25/36	138,112
158,672	IndyMac ARM Trust 2001-H1(c)		1.8990	08/25/31	88,743
83,681	IndyMac IMSC Mortgage Loan Trust 2007-F3(e)		—	09/25/37	54,347
94,715	IndyMac INDA Mortgage Loan Trust 2005-AR1(c)		2.9010	11/25/35	93,206
22,249	IndyMac INDA Mortgage Loan Trust 2005-AR2(c)		2.8690	01/25/36	21,903
74,884	IndyMac INDA Mortgage Loan Trust 2007-AR4(c)		3.3490	08/25/37	76,326
38,944	IndyMac INDX Mortgage Loan Trust 2004-AR10(d)	US0001M + 0.920%	1.0220	05/25/34	35,816
195,291	IndyMac INDX Mortgage Loan Trust 2004-AR5(d)	US0001M + 0.860%	0.9620	08/25/34	187,382
2,267,409	IndyMac INDX Mortgage Loan Trust 2005-AR9(c)		2.9140	07/25/35	2,261,622
191,086	IndyMac INDX Mortgage Loan Trust 2006-AR2(d)	US0001M + 0.420%	0.5220	02/25/46	152,519
130,205	IndyMac INDX Mortgage Loan Trust 2006-AR33(c)		3.5320	01/25/37	127,921
911,643	Jefferies Resecuritization Trust 2009-R7(a),(c)		2.6270	10/21/35	972,148
435,661	JP Morgan Alternative Loan Trust		5.0000	12/25/35	416,445
4,466,730	JP Morgan Alternative Loan Trust(c)		3.0450	03/25/36	4,527,418
93,712	JP Morgan Alternative Loan Trust(f)		6.1900	05/25/36	94,317
58,140	JP Morgan Mortgage Trust 2004-S2		5.5000	11/25/24	58,454
272,185	JP Morgan Mortgage Trust 2004-S2		6.0000	11/25/34	274,451
1,666,217	JP Morgan Mortgage Trust 2005-A6(c)		2.4810	08/25/35	1,638,157
997,307	JP Morgan Mortgage Trust 2005-A8(c)		2.7280	11/25/35	920,021
230,467	JP Morgan Mortgage Trust 2006-A6(c)		2.9120	10/25/36	201,165
65,540	JP Morgan Mortgage Trust 2007-A2(c)		2.8530	04/25/37	59,839
65,926	JP Morgan Resecuritization Trust Series 2009-7(a),(c)		6.8370	07/27/37	65,960
2,500,000	Legacy Mortgage Asset Trust 2019-GS6(a),(f)		4.4500	06/25/59	2,505,819
1,040,143	Lehman Mortgage Trust 2005-2(d)	US0001M + 0.900%	1.0020	12/25/35	751,766
915,671	Lehman Mortgage Trust 2005-2(b)		5.5000	12/25/35	157,446
167,495	Lehman Mortgage Trust 2005-2(d)	US0001M + 28.060%	27.5910	12/25/35	202,116
190,040	Lehman Mortgage Trust 2006-4		6.0000	07/31/36	183,012
486,144	Lehman Mortgage Trust 2006-7(c)		4.8800	09/25/36	179,733
239,731	Lehman Mortgage Trust 2007-10		6.5000	01/25/38	108,009

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
162,330	Lehman Mortgage Trust 2007-3(e)		—	03/25/37	$126,236
1,449,314	Lehman Mortgage Trust 2007-5(d)	US0001M + 0.280%	0.3820	08/25/36	194,937
1,466,844	Lehman Mortgage Trust 2007-5(b),(d)	US0001M + 7.720%	7.6180	08/25/36	608,953
844,754	Lehman XS Trust Series 2005-5N(d)	US0001M + 0.360%	0.4620	11/25/35	820,397
346,687	Lehman XS Trust Series 2006-2N(d)	US0001M + 0.520%	0.6220	02/25/46	320,304
23,102	Luminent Mortgage Trust 2006-7(d)	US0001M + 0.170%	0.2720	12/25/36	22,118
393,942	Luminent Mortgage Trust 2006-7(d)	US0001M + 0.360%	0.4620	12/25/36	373,327
697,978	Luminent Mortgage Trust 2007-2(d)	US0001M + 0.460%	0.5620	05/25/37	661,221
350,000	MASTR Adjustable Rate Mortgages Trust 2004-11(d)	US0001M + 2.250%	2.3520	11/25/34	354,796
1,252,157	MASTR Adjustable Rate Mortgages Trust 2004-14(d)	US0001M + 3.400%	3.5020	01/25/35	1,127,354
99,624	MASTR Adjustable Rate Mortgages Trust 2004-5(c)		4.1250	06/25/34	102,981
1,107,801	MASTR Adjustable Rate Mortgages Trust 2005-6(c)		2.6720	07/25/35	552,216
399,583	MASTR Adjustable Rate Mortgages Trust 2006-OA2(d)	12MTA + 0.800%	0.8820	12/25/46	381,658
4,351,295	MASTR Adjustable Rate Mortgages Trust 2006-OA2(d)	12MTA + 0.800%	0.8820	12/25/46	3,968,179
2,890,517	MASTR Adjustable Rate Mortgages Trust 2006-OA2(d)	12MTA + 0.850%	0.9320	12/25/46	2,720,093
1,725,181	MASTR Adjustable Rate Mortgages Trust 2006-OA2(d)	12MTA + 1.200%	1.2820	12/25/46	1,633,072
499,195	MASTR Adjustable Rate Mortgages Trust 2007-1(c)		2.7200	11/25/36	350,630
38,110	MASTR Adjustable Rate Mortgages Trust 2007-1(d)	US0001M + 0.320%	0.4220	01/25/47	53,355
4,451,523	MASTR Adjustable Rate Mortgages Trust 2007-1(d)	12MTA + 0.740%	0.8220	01/25/47	11,128,808
183,287	MASTR Adjustable Rate Mortgages Trust 2007-3(d)	US0001M + 0.680%	0.7820	05/25/47	227,956
29,909	MASTR Alternative Loan Trust 2003-5		5.5000	07/25/33	31,169
18,669	MASTR Alternative Loan Trust 2004-10		6.0000	09/25/34	19,266
13,931	MASTR Alternative Loan Trust 2004-12		5.5000	12/25/34	14,569
642,826	MASTR Alternative Loan Trust 2004-13		5.5000	01/25/35	471,738
73,297	MASTR Alternative Loan Trust 2005-6(e)		—	12/25/35	30,932
40,459	MASTR Alternative Loan Trust 2006-2(e)		—	03/25/36	19,674
78,197	MASTR Asset Securitization Trust 2003-11		5.2500	12/25/33	80,879
1,170,308	MASTR Asset Securitization Trust 2004-11		5.7500	12/25/34	1,202,747
5,503	MASTR Asset Securitization Trust 2004-3		5.2500	03/25/24	5,495
49,531	MASTR Asset Securitization Trust 2004-3		5.2500	03/25/24	49,571
95,911	MASTR Asset Securitization Trust 2004-9		5.2500	07/25/34	94,532
67,004	MASTR Seasoned Securitization Trust 2003-1(d)	US0001M + 0.400%	0.5020	02/25/33	65,051
118,741	Mellon Residential Funding Cor Mor Pas Thr Tr Ser(a),(c)		2.6100	10/20/29	110,442
72,882	Mellon Residential Funding Cor Mor Pas Thr Tr Ser(a),(c)		2.6100	10/20/29	67,782

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
1,921,581	MERIT Securities Corporation(a),(d)	US0001M + 2.250%	2.3520	09/28/32	$1,764,422
248,148	Merrill Lynch Alternative Note Asset Trust Series		5.7500	05/25/37	251,488
358,114	Merrill Lynch Mortgage Backed Securities Trust(c)		2.7050	04/25/37	363,203
133,732	Merrill Lynch Mortgage Investors Trust MLMI Series(c)		1.8690	03/25/33	115,004
162,237	Merrill Lynch Mortgage Investors Trust Series(e)		—	08/25/36	23,759
103,540	Merrill Lynch Mortgage Investors Trust Series MLCC(d)	US0001M + 0.945%	1.0470	08/25/28	95,382
78,047	Merrill Lynch Mortgage Investors Trust Series MLCC(d)	US0001M + 2.250%	2.3520	08/25/28	69,268
351,817	Merrill Lynch Mortgage Investors Trust Series MLCC(d)	US0001M + 0.900%	1.0020	10/25/28	334,117
921,063	Merrill Lynch Mortgage Investors Trust Series MLCC(c)		1.9570	06/25/37	878,293
1,362,510	Merrill Lynch Mortgage Investors Trust Series MLMI(c)		2.1580	09/25/35	1,222,543
17,728	Morgan Stanley Mortgage Loan Trust 2004-3		6.0000	04/25/34	18,678
916,086	Morgan Stanley Mortgage Loan Trust 2005-10		5.5000	12/25/35	708,428
190,808	Morgan Stanley Mortgage Loan Trust 2005-4		5.0000	08/25/35	188,583
139,312	Morgan Stanley Mortgage Loan Trust 2006-2		5.2500	01/25/22	136,211
123,973	Morgan Stanley Mortgage Loan Trust 2006-7		5.0000	01/25/22	84,291
195,158	Morgan Stanley Mortgage Loan Trust 2006-7		6.0000	06/25/31	145,629
28,772	Morgan Stanley Re-REMIC Trust 2010-R7(a)		5.5000	11/26/34	27,747
9,111,351	Mortgage Loan Resecuritization Trust(a),(d)	US0001M + 0.340%	0.4390	04/16/36	8,561,752
4,384,622	Mortgage Loan Resecuritization Trust(a),(d)	US0001M + 0.340%	0.4390	04/16/36	2,162,973
3,483,726	MortgageIT Mortgage Loan Trust 2006-1(d)	US0001M + 0.400%	0.5020	04/25/36	2,877,953
193,543	MortgageIT Mortgage Loan Trust 2006-1(d)	US0001M + 0.460%	0.5620	04/25/36	186,453
345,424	MortgageIT Trust 2004-1(d)	US0001M + 3.225%	3.3270	11/25/34	349,655
12,052,113	New Residential Mortgage Loan Trust 2019-5(a),(b),(c)		0.5000	08/25/59	298,892
16,938,628	New Residential Mortgage Loan Trust 2019-5(a),(b),(c)		0.7500	08/25/59	672,464
275,679	New York Mortgage Trust 2006-1(c)		2.6780	05/25/36	254,931
32,500	Nomura Asset Acceptance Corp Alternative Loan(f)		5.8030	03/25/34	32,654
163,552	Nomura Asset Acceptance Corp Alternative Loan(d)	US0001M + 1.020%	1.1220	08/25/34	166,671
1,901,733	Nomura Asset Acceptance Corp Alternative Loan(d)	US0001M + 1.700%	1.8020	10/25/34	2,090,077
4,471	Nomura Asset Acceptance Corp Alternative Loan(f)		5.5710	10/25/34	4,519
58,291	Nomura Asset Acceptance Corp Alternative Loan(c)		5.6880	07/25/35	59,953
27,364	Nomura Asset Acceptance Corp Alternative Loan(c)		2.8130	12/25/35	27,461
471,757	Nomura Asset Acceptance Corp Alternative Loan(c)		5.8940	05/25/36	144,311
240,899	Nomura Asset Acceptance Corp Alternative Loan(c)		3.2690	06/25/36	211,322
419,644	Nomura Asset Acceptance Corp Alternative Loan(c)		3.8170	06/25/36	423,864

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
76,169	Nomura Asset Acceptance Corp Alternative Loan(f)		5.9570	03/25/47	$79,076
968,343	Nomura Asset Acceptance Corp Alternative Loan(f)		6.1380	03/25/47	1,005,165
147,705	NovaStar Mortgage Funding Trust Series 2006-MTA1(d)	US0001M + 0.380%	0.4300	09/25/46	145,548
292,685	Ocwen Residential MBS Corporation(a),(c)		0.9750	06/25/39	145,294
401,238	PHHMC Series 2006-4 Trust(c)		6.2510	12/18/36	404,882
210,228	Prime Mortgage Trust 2004-1		5.2500	08/25/34	216,712
197,542	Prime Mortgage Trust 2005-1(a)		5.5000	09/25/34	199,681
102,673	Prime Mortgage Trust 2005-4		5.2500	01/25/22	104,542
13,789	Prime Mortgage Trust 2005-4		5.0000	10/25/35	14,042
2,397,546	Prime Mortgage Trust 2006-DR1(a)		5.5000	05/25/35	2,299,612
606,204	Prime Mortgage Trust 2006-DR1(a)		6.0000	05/25/35	579,412
405,466	RALI Series 2004-QA4 Trust(c)		3.0130	09/25/34	418,783
700,344	RALI Series 2004-QA4 Trust(c)		7.8580	09/25/34	639,494
845,977	RALI Series 2004-QA6 Trust(c)		2.9110	12/26/34	839,793
190,774	RALI Series 2004-QA6 Trust(c)		3.2020	12/26/34	185,833
2,695,729	RALI Series 2005-QA11 Trust(c)		3.7300	10/25/35	1,305,608
1,256,757	RALI Series 2005-QA11 Trust(c)		4.1530	10/25/35	1,205,766
1,608,970	RALI Series 2005-QA12 Trust(c)		4.1550	12/25/35	1,539,742
2,252,163	RALI Series 2005-QA2 Trust(c)		3.0720	02/25/35	1,718,113
198,568	RALI Series 2005-QA2 Trust(c)		3.3730	02/25/35	177,716
215,351	RALI Series 2005-QA3 Trust(c)		2.3250	03/25/35	71,066
228,762	RALI Series 2005-QA4 Trust(c)		4.0910	04/25/35	200,666
386,871	RALI Series 2005-QA6 Trust(c)		3.7390	05/25/35	251,243
115,872	RALI Series 2005-QA8 Trust(c)		3.4100	07/25/35	106,007
490,294	RALI Series 2005-QA8 Trust(c)		3.4420	07/25/35	353,793
195,094	RALI Series 2005-QA9 Trust(c)		3.1320	08/25/35	104,129
1,944,944	RALI Series 2005-QA9 Trust(c)		3.3780	08/25/35	1,897,137
681,087	RALI Series 2005-QO4 Trust(d)	US0001M + 0.560%	0.6620	12/25/45	550,863
1,480,962	RALI Series 2005-QS5 Trust		5.7000	04/25/35	1,434,778
14,755	RALI Series 2006-QA1 Trust(c)		5.3280	01/25/36	13,999
147,082	RALI Series 2006-QA2 Trust(c)		5.4320	02/25/36	124,656
7,823,979	RALI Series 2006-QS11 Trust		6.5000	08/25/36	3,746,924
68,644	RALI Series 2006-QS12 Trust		5.0000	09/25/36	63,347
349,807	RALI Series 2007-QS4 Trust		6.2500	03/25/37	326,088

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
168,936	RAMP Series 2003-SL1 Trust		8.0000	04/25/31	$171,584
594,019	RAMP Series 2004-SL1 Trust		6.5000	11/25/31	574,690
294,474	RAMP Series 2004-SL4 Trust		7.5000	07/25/32	165,912
160,097	RAMP Series 2005-SL1 Trust		7.5000	05/25/32	32,123
547,474	RAMP Series 2005-SL1 Trust		8.0000	05/25/32	432,787
248,736	RAMP Series 2005-SL2 Trust		8.0000	10/25/31	157,142
651,628	RBSGC Mortgage Loan Trust 2005-A		6.0000	04/25/35	633,147
1,650,938	RBSSP Resecuritization Trust 2009-6(a),(c)		6.0000	08/26/35	987,909
135,982	Reperforming Loan REMIC Trust 2004-R1(a)		6.5000	11/25/34	135,877
772,507	Reperforming Loan REMIC Trust 2005-R2(a),(b),(c)		5.5340	06/25/35	101,616
577,188	Reperforming Loan REMIC Trust 2006-R2(a),(d)	US0001M + 0.420%	0.5220	07/25/36	544,453
574,024	Residential Asset Securitization Trust 2004-A2(d)	US0001M + 0.550%	0.6520	05/25/34	557,051
254,443	Residential Asset Securitization Trust 2006-A3CB(e)		—	01/25/46	56,978
231,027	Residential Asset Securitization Trust 2006-A3CB(b),(c)		6.0000	01/25/46	55,956
1,598,462	RFMSI Series 2005-SA1 Trust(c)		2.6210	03/25/35	1,341,742
1,461	RFMSI Series 2005-SA2 Trust(c)		2.9440	06/25/35	1,423
1,066,480	RFMSI Series 2005-SA5 Trust(c)		3.4690	11/25/35	1,014,920
2,045,914	RFMSI Series 2006-SA2 Trust(c)		4.1810	08/25/36	1,868,807
112,969	RFMSI Series 2006-SA3 Trust(c)		4.6950	09/25/36	105,000
181,868	RFMSI Series 2006-SA4 Trust(c)		4.4800	11/25/36	174,829
207,333	Sequoia Mortgage Trust 2004-1(d)	US0001M + 0.825%	0.9290	02/20/34	179,003
225,276	Sequoia Mortgage Trust 2004-11(d)	US0006M + 0.640%	0.8630	12/20/34	212,020
63,628	Sequoia Mortgage Trust 2004-5(d)	US0001M + 0.720%	0.8240	06/20/34	57,881
58,658	Sequoia Mortgage Trust 2004-6(d)	US0001M + 0.750%	0.8540	07/20/34	55,650
204,856	Sequoia Mortgage Trust 2007-1(c)		2.9880	01/20/47	175,486
1,433,678	Sequoia Mortgage Trust 4(d)	US0001M + 1.250%	1.3410	04/22/25	1,272,285
58,032	Sofi Mortgage Trust 2016-1(a),(c)		3.0000	11/25/46	58,650
55,606	Structured Adjustable Rate Mortgage Loan Trust(c)		2.8810	03/25/34	55,806
1,599,115	Structured Adjustable Rate Mortgage Loan Trust(d)	US0001M + 0.405%	0.5070	06/25/34	1,525,256
297,849	Structured Adjustable Rate Mortgage Loan Trust(d)	US0001M + 0.310%	0.4120	07/25/35	213,055
257,581	Structured Adjustable Rate Mortgage Loan Trust(c)		3.2520	04/25/47	261,474
299,883	Structured Asset Mortgage Investments II Trust(c)		2.6210	10/19/34	294,590
232,103	Structured Asset Mortgage Investments II Trust(d)	US0001M + 0.400%	0.5040	02/19/35	224,849
1,451,016	Structured Asset Mortgage Investments II Trust(d)	US0001M + 0.400%	0.5020	02/25/36	1,263,391

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
153,587	Structured Asset Mortgage Investments II Trust(d)	US0001M + 0.460%	0.5620	02/25/36	$144,671
666,479	Structured Asset Mortgage Investments II Trust(d)	US0001M + 0.460%	0.5620	02/25/36	641,822
4,863,067	Structured Asset Mortgage Investments II Trust(c)		2.4570	05/25/36	1,693,508
171,087	Structured Asset Mortgage Investments II Trust(c)		2.5250	05/25/36	110,697
75,022	Structured Asset Mortgage Investments II Trust(d)	US0001M + 0.150%	0.2520	02/25/37	73,220
794,013	Structured Asset Mortgage Investments II Trust(d)	US0001M + 0.260%	0.3620	03/25/37	307,631
1,073,468	Structured Asset Mortgage Investments II Trust(d)	US0001M + 0.460%	0.5620	05/25/45	907,247
1,932,342	Structured Asset Mortgage Investments II Trust(d)	US0001M + 0.420%	0.5220	05/25/46	1,202,794
411,724	Structured Asset Mortgage Investments II Trust(d)	US0001M + 0.420%	0.5220	05/25/46	367,359
690,611	Structured Asset Mortgage Investments Trust(d)	US0001M + 1.200%	1.3040	05/19/33	648,970
469,587	Structured Asset Sec Corp Mort Pass Thr Certs		6.5000	07/25/28	255,019
1,589,019	Structured Asset Sec Corp Mort Passthr Certs Ser(d)		2.4170	01/25/34	1,111,849
96,286	Structured Asset Sec Mortgage Pass-Through(c)		2.1650	11/25/32	96,674
127,026	Structured Asset Securities Corp Mortgage(f)		3.9670	08/25/33	132,719
657,225	Structured Asset Securities Corp Mortgage(f)		4.9880	06/25/34	676,353
153,257	Structured Asset Securities Corp Mortgage Loan(a),(c)		2.7760	10/25/36	150,802
83,044	Structured Asset Securities Corporation(f)		5.1320	02/25/34	84,519
521,111	TBW Mortgage-Backed Pass-Through Certificates		6.5000	04/25/36	435,784
1,348,014	TBW Mortgage-Backed Trust 2006-6(f)		5.6600	01/25/37	517,486
483,804	TBW Mortgage-Backed Trust Series 2006-2		6.0000	07/25/36	243,157
1,028,070	Terwin Mortgage Trust 2006-9HGA(a),(d)	US0001M + 0.560%	0.6620	10/25/37	434,116
378,891	Terwin Mortgage Trust 2007-6ALT(a),(d)	US0001M + 0.600%	0.7020	08/25/38	330,518
166,488	Thornburg Mortgage Securities Trust 2007-3(d)	US0012M + 1.250%	1.8110	06/25/47	165,459
15,752,371	Voyager CBASS Delaware Trust(a),(c)		0.5630	02/26/37	642,539
1,670,461	Voyager CNTYW Delaware Trust(a),(c)		0.4100	12/16/33	1,601,368
1,463,064	Voyager CNTYW Delaware Trust(a),(c)		0.3500	02/16/36	1,331,905
5,588,725	Voyager CNTYW Delaware Trust(a),(c)		0.3500	02/16/36	5,055,719
13,382,259	Voyager CNTYW Delaware Trust(a),(c)		0.3100	05/16/36	12,020,352
585,742	Voyager OPTONE Delaware Trust(a),(b),(c)		0.3530	02/25/38	182,299
398,239	Wachovia Mortgage Loan Trust, LLC Series 2005-A(c)		2.1780	08/20/35	406,229
2,386,400	Wachovia Mortgage Loan Trust, LLC Series 2005-A(c)		2.8230	08/20/35	2,397,129
95,239	Wachovia Mortgage Loan Trust, LLC Series 2006-A(c)		2.8580	05/20/36	97,731
34,024	Wachovia Mortgage Loan Trust, LLC Series 2006-A(c)		3.0400	05/20/36	33,273
1,067,948	Wachovia Mortgage Loan Trust, LLC Series 2007-A(c)		2.4170	03/20/37	1,045,221

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
149,167	WaMu Mortgage Backed Pass Through Certificates(c)		1.6440	12/19/39	$143,999
50,873	WaMu Mortgage Backed Pass Through Certificates(a),(c)		1.6440	12/19/39	45,946
38,170	WaMu Mortgage Backed Pass Through Certificates(a),(c)		1.6440	12/19/39	33,741
29,451	WaMu Mortgage Backed Pass Through Certificates(a),(c)		1.6440	12/19/39	21,058
145,483	WaMu Mortgage Pass-Through Certificates Series(c)		2.4950	10/25/32	143,466
262,678	WaMu Mortgage Pass-Through Certificates Series		5.7500	01/25/33	267,911
474,819	WaMu Mortgage Pass-Through Certificates Series(c)		2.6090	02/25/33	471,383
1,239,719	WaMu Mortgage Pass-Through Certificates Series(c)		0.4300	06/25/33	740,232
202,596	WaMu Mortgage Pass-Through Certificates Series(c)		2.5140	09/25/33	174,129
99,061	WaMu Mortgage Pass-Through Certificates Series		5.5000	06/25/34	101,468
17,228	WaMu Mortgage Pass-Through Certificates Series		5.5000	07/25/34	18,103
60,342	WaMu Mortgage Pass-Through Certificates Series(c)		3.2620	10/25/36	58,890
279,326	WaMu Mortgage Pass-Through Certificates Series(c)		1.4840	11/25/41	250,222
21,767	WaMu Mortgage Pass-Through Certificates Series(a),(d)	12MTA + 1.400%	1.4820	06/25/42	6,986
116,491	WaMu Mortgage Pass-Through Certificates Series(d)	12MTA + 1.400%	1.4820	06/25/42	110,089
115,350	WaMu Mortgage Pass-Through Certificates Series(d)	12MTA + 1.400%	1.4820	06/25/42	109,743
230,182	WaMu Mortgage Pass-Through Certificates Series(d)	12MTA + 1.400%	1.4820	06/25/42	220,139
36,127	WaMu Mortgage Pass-Through Certificates Series(d)	12MTA + 1.400%	1.4820	08/25/42	25,867
75,834	WaMu Mortgage Pass-Through Certificates Series(d)	12MTA + 1.400%	1.4820	08/25/42	73,996
2,474,589	WaMu Mortgage Pass-Through Certificates Series(d)	12MTA + 0.980%	1.0620	07/25/46	2,379,519
131,213	WaMu Pass Through Certificates Series 2002-AR12(c)		2.3250	10/25/32	130,472
80,706	WaMu Pass Through Certificates Series 2002-AR12(c)		2.3250	10/25/32	77,165
1,407,607	Washington Mutual Mortgage Pass-Through		5.5000	03/25/35	1,412,530
101,448	Washington Mutual Mortgage Pass-Through		5.5000	03/25/35	102,752
2,174,952	Washington Mutual Mortgage Pass-Through(d)	US0001M + 0.500%	0.6020	02/25/36	1,886,005
356,380	Washington Mutual Mortgage Pass-Through		6.0000	03/25/36	323,925
342,088	Washington Mutual Mortgage Pass-Through		6.0000	04/25/37	338,916
65,568	Washington Mutual Mortgage Pass-Through(d)	12MTA + 0.940%	1.0220	04/25/46	61,663
445,334	Washington Mutual Mortgage Pass-Through(d)	12MTA + 0.940%	1.0220	07/25/46	302,974
737,730	Washington Mutual Mortgage Pass-Through(d)	12MTA + 0.960%	1.0420	08/25/46	480,248
57,305	Washington Mutual Mortgage Pass-Through(d)	12MTA + 0.850%	0.9320	10/25/46	52,123
35,651	Washington Mutual MSC Mortgage Pass-Through(a)		6.5000	10/19/29	35,130
35,651	Washington Mutual MSC Mortgage Pass-Through(a)		6.5000	10/19/29	35,110
59,283	Washington Mutual MSC Mortgage Pass-Through(c)		2.7990	02/25/33	59,516

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4% (Continued)
364,211	Washington Mutual MSC Mortgage Pass-Through(a),(c)		5.6900	02/25/33	$102,983
75,335	Washington Mutual MSC Mortgage Pass-Through		5.7500	03/25/33	75,694
161,251	Washington Mutual MSC Mortgage Pass-Through(c)		8.3400	03/25/33	116,541
49,734	Washington Mutual MSC Mortgage Pass-Through		7.5000	04/25/33	50,919
716,356	Washington Mutual MSC Mortgage Pass-Through(c)		2.4210	05/25/33	715,714
827,979	Washington Mutual MSC Mortgage Pass-Through(c)		6.9970	07/25/33	811,298
33,578	Wells Fargo Alternative Loan 2007-PA2 Trust		5.5000	06/25/22	33,467
58,948	Wells Fargo Mortgage Backed Securities 2003-I(c)		2.3780	09/25/33	47,211
37,695	Wells Fargo Mortgage Backed Securities 2004-K(c)		2.6150	07/25/34	38,041
62,541	Wells Fargo Mortgage Backed Securities 2004-K(c)		2.6150	07/25/34	63,028
					270,578,779
	HOME EQUITY — 12.0%
1,300,807	ABFC 2002-WF2 Trust		—	11/25/29	1,325,002
156,422	ABFS Mortgage Loan Trust 2000-3(f)		8.1100	09/15/31	153,481
3,208,295	ABFS Mortgage Loan Trust 2002-1(f)		7.0100	12/15/32	3,165,488
1,152,110	ABFS Mortgage Loan Trust 2003-1(d)	US0001M + 2.250%	2.3600	08/15/33	1,147,811
375,167	Accredited Mortgage Loan Trust 2004-3(f)		6.0000	10/25/34	380,607
892,823	Accredited Mortgage Loan Trust 2005-1(d)	US0001M + 3.300%	3.4020	04/25/35	917,882
22,085	ACE Securities Corp Home Equity Loan Trust Series(d)	US0001M + 1.275%	1.3770	08/25/32	21,472
322,426	ACE Securities Corp Home Equity Loan Trust Series(d)	US0001M + 2.250%	2.3530	12/25/33	323,073
528,589	ACE Securities Corp Home Equity Loan Trust Series(a),(d)	US0001M + 5.250%	5.3520	07/25/34	527,872
1,531,310	ACE Securities Corp Home Equity Loan Trust Series(d)	US0001M + 3.500%	3.6020	05/25/35	1,619,113
8,878	ACE Securities Corp Home Equity Loan Trust Series(d)	US0001M + 0.070%	0.1720	11/25/36	4,436
236,537	ACE Securities Corp Home Equity Loan Trust Series(d)	US0001M + 0.180%	0.2820	02/25/37	130,291
482,688	Aegis Asset Backed Securities Trust Mortgage(d)	US0001M + 2.025%	2.1270	10/25/34	484,736
370,110	Aegis Asset Backed Securities Trust Mortgage Pass-(d)	US0001M + 3.150%	3.2520	09/25/34	384,866
52,068	AFC Home Equity Loan Trust(d)	US0001M + 0.720%	0.8220	09/22/28	51,649
832,686	AFC Trust Series 2000-2(d)	US0001M + 0.700%	0.8020	06/25/30	802,155
1,193,134	AFC Trust Series 2000-2(d)	US0001M + 0.790%	0.8920	06/25/30	1,157,279
153,910	AFC Trust Series 2000-3(a),(d)	US0001M + 0.640%	0.7420	10/25/30	150,637
881,039	AFC Trust Series 2000-3(a),(d)	US0001M + 0.750%	0.8520	10/25/30	849,712
51,611	Ameriquest Mortgage Securities Asset-Backed(d)	US0001M + 2.850%	2.9520	08/25/32	51,794
209,560	Ameriquest Mortgage Securities Asset-Backed(d)	US0001M + 4.500%	3.5600	01/25/33	213,553
416,621	Ameriquest Mortgage Securities Inc Asset-Backed(d)	US0001M + 3.750%	3.1900	02/25/33	412,071

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	HOME EQUITY — 12.0% (Continued)
1,236,342	Amresco Residential Securities Corp Mort Loan(d)	US0001M + 0.750%	1.3520	11/25/29	$1,249,231
79,399	Amresco Residential Securities Corp Mortgage Loan(f)		7.5180	10/25/27	80,834
762,597	Argent Securities Inc Asset-Backed Pass-Through(d)	US0001M + 5.625%	4.0620	09/25/33	778,499
1,862,380	Asset Backed Securities Corp Home Equity Loan(d)	US0001M + 5.250%	5.3600	01/15/33	1,927,934
7,949	Asset Backed Securities Corp Home Equity Loan(d)	US0001M + 0.080%	0.1820	05/25/37	6,362
309,404	Bayview Financial Asset Trust 2007-SSR1(a),(d)	US0001M + 0.800%	0.8920	03/25/37	296,774
182,770	Bayview Financial Asset Trust 2007-SSR1(a),(d)	US0001M + 1.150%	1.2420	03/25/37	177,942
46,278	Bayview Financial Mortgage Pass-Through(d)	US0001M + 2.850%	2.9520	08/28/44	46,993
434,232	Bear Stearns Asset Backed Securities I Trust(d)	US0001M + 1.755%	1.8570	09/25/34	440,680
9,082,000	Bear Stearns Asset Backed Securities I Trust(d)	US0001M + 6.000%	6.1020	10/25/34	9,663,592
148,759	Bear Stearns Asset Backed Securities I Trust(d)	US0001M + 4.650%	4.7420	12/25/34	160,179
572,024	Bear Stearns Asset Backed Securities I Trust(d)	US0001M + 2.550%	2.6420	05/25/35	580,968
3,547,332	Bear Stearns Asset Backed Securities I Trust(a),(d)	US0001M + 4.500%	4.5920	08/25/35	3,787,716
820,843	Bear Stearns Asset Backed Securities I Trust(d)	US0001M + 0.615%	0.7170	02/25/36	951,250
277,664	Bear Stearns Asset Backed Securities I Trust(d)	US0001M + 0.270%	0.3720	01/25/37	970,802
28,034	Bear Stearns Second Lien Trust 2007-1(d)	US0001M + 0.440%	0.5420	08/25/37	26,766
589,524	Bond Securitization Trust 2003-1(c),(e)		—	10/25/34	486,113
152,101	Centex Home Equity Loan Trust 2004-C(d)	US0001M + 0.795%	0.8970	06/25/34	147,645
332,914	Centex Home Equity Loan Trust 2004-D(f)		6.0600	09/25/34	343,877
489,224	Citigroup Mortgage Loan Trust 2007-OPX1(f)		5.8630	01/25/37	277,957
99,455	Contimortgage Home Equity Loan Trust 1996-4(d)	US0001M + 0.480%	0.5900	01/15/28	90,727
163	Countrywide Asset-Backed Certificates(c)		5.0910	05/25/32	160
20	Countrywide Asset-Backed Certificates(c)		5.8340	07/25/34	20
45,791	Countrywide Asset-Backed Certificates(f)		5.2520	02/25/35	46,645
32,622	Countrywide Home Equity Loan Trust(d)	US0001M + 0.150%	0.2600	11/15/36	28,989
708,162	Countrywide Home Equity Loan Trust(d)	US0001M + 0.150%	0.2600	11/15/36	616,862
741,697	Credit Suisse First Boston Mortgage Securities(d)	US0001M + 0.740%	0.8420	08/25/32	732,406
578,775	Credit Suisse First Boston Mortgage Securities(d)	US0001M + 3.250%	3.3520	04/25/34	586,925
535	CWABS Revolving Home Equity Loan Trust Series(d)	US0001M + 0.290%	0.4000	12/15/33	535
66,776	CWABS Revolving Home Equity Loan Trust Series(d)	US0001M + 0.280%	0.3900	02/15/34	65,985
107,266	CWABS Revolving Home Equity Loan Trust Series(d)	US0001M + 0.280%	0.3900	02/15/34	103,003
3,009,262	CWHEQ Home Equity Loan Trust Series 2006-S5		6.1550	06/25/35	3,837,006
611,121	CWHEQ Revolving Home Equity Loan Trust Series(d)	US0001M + 0.240%	0.3500	02/15/36	586,475
967,733	CWHEQ Revolving Home Equity Loan Trust Series(d)	US0001M + 0.340%	0.4500	02/15/36	925,190

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	HOME EQUITY — 12.0% (Continued)
1,244,468	CWHEQ Revolving Home Equity Loan Trust Series(d)	US0001M + 0.200%	0.3100	05/15/36	$1,193,671
74,753	CWHEQ Revolving Home Equity Loan Trust Series(d)	US0001M + 0.140%	0.2500	01/15/37	71,618
441,574	EquiFirst Mortgage Loan Trust 2004-2(d)	US0001M + 1.875%	1.9770	10/25/34	441,034
389,026	FirstCity Capital Home Equity Loan Trust 1998-2(a),(d)	US0001M + 1.600%	1.7020	01/25/29	387,280
312,988	GMACM Home Equity Loan Trust 2004-HE1(d)	US0001M + 0.500%	0.5890	06/25/34	308,658
650,654	GMACM Home Equity Loan Trust 2004-HE1(a),(d)	US0001M + 0.500%	0.5890	06/25/34	641,653
77,295	GMACM Home Equity Loan Trust 2004-HE3(a),(d)	US0001M + 0.500%	0.6020	10/25/34	74,574
17,326	GMACM Home Equity Loan Trust 2005-HE1(a),(d)	US0001M + 0.500%	0.6020	08/25/35	13,868
1,822,374	GMACM Home Equity Loan Trust 2007-HE2(d)	US0001M + 0.140%	0.2420	12/25/37	1,789,527
1,382,832	GMACM Home Equity Loan Trust 2007-HE2(f)		7.4240	12/25/37	1,441,517
546,720	GMACM Mortgage Loan Trust 2004-GH1(f)		5.5000	07/25/35	402,057
25,657	GreenPoint Home Equity Loan Trust 2004-4(d)	US0001M + 0.280%	0.3900	08/15/30	25,162
476,229	GSAA Home Equity Trust 2005-2(d)	US0001M + 2.175%	2.2770	12/25/34	540,783
1,277,386	GSAA Home Equity Trust 2005-5(d)	US0001M + 2.550%	2.6420	02/25/35	1,309,739
20,304	GSAA Trust 2004-3(f)		6.2200	04/25/34	20,775
50,935	Home Equity Asset Trust(d)	US0001M + 1.500%	1.6020	03/25/33	51,292
18,412	Home Equity Asset Trust 2002-2(d)	US0001M + 2.600%	2.7020	06/25/32	32,097
196,997	Home Equity Mortgage Loan Asset-Backed Trust(d)	US0001M + 1.425%	1.5270	10/25/33	193,571
210,647	Home Equity Mortgage Loan Asset-Backed Trust(d)	US0001M + 3.300%	3.4020	11/25/34	211,983
818,125	Home Equity Mortgage Trust 2007-1(d)	US0001M + 0.340%	0.4320	05/25/37	784,937
657,859	Imc Home Equity Loan Trust 1998-3(f)		5.4320	08/20/29	682,437
122,750	IMC Home Equity Loan Trust 1998-5(f)		5.9590	12/20/29	126,658
64,571	Irwin Home Equity Loan Trust 2004-1(d)	US0001M + 1.875%	1.9770	12/25/34	63,895
786,828	Irwin Home Equity Loan Trust 2006-P1(a),(d)	US0001M + 0.280%	0.3720	12/25/36	769,572
957,758	Irwin Home Equity Loan Trust 2006-P1(a),(f)		6.3000	06/25/37	981,165
449,543	MAFI II Remic Trust 1999-A(a),(c)		8.0000	03/20/25	448,153
276,282	Mastr Asset Backed Securities Trust 2003-NC1(d)	US0001M + 5.250%	4.2780	04/25/33	289,419
15,801	Mastr Asset Backed Securities Trust 2004-WMC2(d)	US0001M + 3.225%	3.3270	04/25/34	18,630
862,023	Mastr Asset Backed Securities Trust 2005-NC2(d)	US0001M + 0.500%	0.6020	11/25/35	626,478
1,380,058	Mastr Asset Backed Securities Trust 2005-NC2(d)	US0001M + 0.700%	0.8020	11/25/35	1,020,709
75,365	Meritage Mortgage Loan Trust 2003-1(d)	US0001M + 2.325%	2.4270	11/25/33	75,618
84,341	Merrill Lynch Mortgage Investors Trust Series(d)	US0001M + 3.075%	3.1770	10/25/35	85,610
5,683,476	Merrill Lynch Mortgage Investors Trust Series(a),(d)	US0001M + 1.125%	1.2270	08/25/36	6,377,919

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	HOME EQUITY — 12.0% (Continued)
133,689	Morgan Stanley A.B.S Capital I Inc Trust 2003-NC8(d)	US0001M + 3.150%	3.2520	09/25/33	$135,465
2,210	Morgan Stanley A.B.S Capital I Inc Trust 2007-HE4(d)	US0001M + 0.110%	0.2120	02/25/37	935
75,180	Morgan Stanley Dean Witter Capital I Inc Trust(d)	US0001M + 2.100%	2.2020	02/25/32	75,237
107,732	Morgan Stanley Mortgage Loan Trust 2006-16AX(d)	US0001M + 0.340%	0.4420	11/25/36	40,716
2,611,223	Morgan Stanley Mortgage Loan Trust 2007-10XS(c)		6.2500	02/25/37	2,251,274
4,469,863	Morgan Stanley Mortgage Loan Trust 2007-8XS(c)		6.0000	04/25/37	3,775,386
105,209	New Century Home Equity Loan Trust 2003-6(d)	US0001M + 1.080%	1.1820	01/25/34	105,105
5,667	New Century Home Equity Loan Trust Series 2003-5(c)		4.8660	11/25/33	5,811
91,352	New Century Home Equity Loan Trust Series 2003-5(f)		6.0000	11/25/33	92,849
9,297	New Century Home Equity Loan Trust Series 2005-A Series 2005-A-A4W(f)		4.7130	08/25/35	9,284
743,268	NovaStar Mortgage Funding Trust Series 2003-2(d)	US0001M + 2.775%	2.8780	09/25/33	761,661
372,333	Option One Mortgage Loan Trust 2004-1(d)	US0001M + 1.650%	1.7520	01/25/34	374,955
178,972	Option One Mortgage Loan Trust 2004-1(d)	US0001M + 2.475%	2.5770	01/25/34	179,912
575,945	Option One Mortgage Loan Trust 2004-2(d)	US0001M + 1.575%	1.6770	05/25/34	602,414
104,819	Option One Mortgage Loan Trust 2004-2(d)	US0001M + 3.000%	3.1020	05/25/34	106,595
1,091,183	Option One Mortgage Loan Trust 2007-FXD1(f)		5.8660	01/25/37	1,077,820
355,874	Option One Mortgage Loan Trust 2007-FXD2(f)		6.1020	03/25/37	361,618
205,253	RAAC Series 2004-SP1 Trust(f)		6.1180	03/25/34	206,954
8,723	RASC Series 2003-KS4 Trust(f)		4.6700	06/25/33	8,822
2,742,835	RASC Series 2004-KS11 Trust(d)	US0001M + 1.000%	1.6020	12/25/34	3,054,198
67,659	Renaissance Home Equity Loan Trust 2002-4(f)		7.0720	03/25/33	67,688
187,793	Renaissance Home Equity Loan Trust 2004-3(f)		4.8240	11/25/34	187,191
278,859	Renaissance Home Equity Loan Trust 2005-4(f)		5.8250	02/25/36	277,870
29,688	Saco I Trust 2007-1(d)	US0001M + 0.320%	0.4220	01/25/37	30,101
51,190	Saco I Trust 2007-2(d)	US0001M + 0.320%	0.4220	02/25/37	51,716
35,244,527	Soundview Home Loan Trust 2007-OPT4(b),(c)		0.5800	09/25/37	1,049,966
643,075	Structured Asset Securities Corp Mortgage Pass		3.3750	08/25/31	636,372
1	Structured Asset Securities Corp Pass-Through		—	02/25/32	130,000
393,818	Terwin Mortgage Trust 2004-1HE(a),(d)	US0001M + 2.475%	2.5770	02/25/34	399,370
2,299,013	Terwin Mortgage Trust 2004-21HE(a),(d)	US0001M + 2.625%	2.7270	12/25/34	2,348,389
67,813	Terwin Mortgage Trust 2006-10SL(a),(c)		4.7500	10/25/37	39,547
1,261,092	Terwin Mortgage Trust 2006-4SL(a),(c)		0.1680	05/25/37	834,236
1,785,787	Terwin Mortgage Trust 2006-6(a),(c)		0.2370	07/25/37	1,032,258
4,765,248	Truman Capital Mortgage Loan Trust(a),(d)	US0001M + 4.650%	4.7530	11/25/32	4,438,804

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	HOME EQUITY — 12.0% (Continued)
16,075	United National Home Loan Owner Trust 1999-1(f)		6.9100	03/25/25	$15,997
48,340	Wells Fargo Home Equity Asset-Backed Securities(c)		4.9800	04/25/34	49,055
176,910	Wells Fargo Home Equity Asset-Backed Securities(d)	US0001M + 2.820%	2.9220	10/25/34	178,022
693,175	Wells Fargo Home Equity Asset-Backed Securities(d)	US0001M + 2.550%	2.6520	04/25/35	697,536
					91,491,210
	MANUFACTURED HOUSING — 1.8%
774,715	BCMSC Trust 1998-C(c)		7.5100	01/15/29	752,736
591,707	BCMSC Trust 1999-B(c)		6.9750	12/15/29	111,961
2,477,895	Conseco Finance Corporation(c)		7.0200	10/15/27	2,505,685
363,669	Conseco Finance Corporation(c)		7.5300	03/15/28	367,967
3,069,118	Conseco Finance Corporation(c)		7.5400	06/15/28	3,157,340
460,066	Conseco Finance Corporation(c)		6.9400	12/01/28	464,503
394,726	Conseco Finance Corporation(c)		7.5000	03/01/30	206,775
11,569	Credit-Based Asset Servicing and Securitization,(a),(f)		6.2500	10/25/36	11,627
329,669	Deutsche Financial Capital Securitization, LLC		6.8000	04/15/28	339,710
2,211,756	Deutsche Financial Capital Securitization, LLC		7.2750	04/15/28	2,242,762
13,434	MERIT Securities Corporation(f)		7.6300	07/28/33	13,683
1,190,000	Morgan Stanley Resecuritization Trust 2015-R7(a),(c)		7.2800	02/26/29	1,187,887
12,850	Oakwood Mortgage Investors, Inc.		7.7500	08/15/27	12,824
12,529	Oakwood Mortgage Investors, Inc.(c)		7.3250	02/15/28	12,311
1,534,887	Oakwood Mortgage Investors, Inc.(a)		7.4150	01/15/29	1,580,373
71,845	Oakwood Mortgage Investors, Inc.(c)		5.1900	06/15/32	72,781
691,540	Origen Manufactured Housing Contract Trust 2007-A(c)		2.5440	04/15/37	662,811
31,742	Origen Manufactured Housing Contract Trust 2007-B(a),(d)	US0001M + 1.200%	1.3100	10/15/37	31,489
7,539	UCFC Manufactured Housing Contract		6.2270	01/15/30	7,657
					13,742,882
	NON AGENCY CMBS — 13.9%
407,895	BAMLL Re-REMIC Trust 2016-RRGG10(a),(c)		5.8300	08/10/45	147,862
777,813	Banc of America Commercial Mortgage Trust 2006-4(c)		5.7540	07/10/46	770,035
7,209,031	Banc of America Commercial Mortgage Trust 2007-1(c)		5.5230	01/15/49	3,534,902
374,826	Bear Stearns Asset Backed Securities Trust 2003-3(d)	US0001M + 1.230%	1.3320	06/25/43	379,983
236,641	Bear Stearns Commercial Mortgage Securities Trust(a)		5.4120	12/11/38	27,924
464,087	Bear Stearns Commercial Mortgage Securities Trust(a),(c)		5.7520	06/11/40	465,943
572,085	Bear Stearns Commercial Mortgage Securities Trust(a),(c)		5.7500	09/11/41	567,130

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	NON AGENCY CMBS — 13.9% (Continued)
1,223,000	Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26 Class AJ(c)		5.4300	01/12/45	$985,151
2,148,611	CD 2005-CD1 Commercial Mortgage Trust(a),(c)		5.1980	07/15/44	2,148,611
397,331	CD 2007-CD5 Mortgage Trust(a),(c)		6.3690	11/15/44	393,357
16,354,829	CFCRE Commercial Mortgage Trust 2017-C8 Series 2017-C8 Class X-A(b),(c)		1.4960	06/15/50	1,058,594
34,187,675	Citigroup Commercial Mortgage Trust 2014-GC23(b),(c)		0.9120	07/10/47	705,316
12,087	COMM 2010-C1 Mortgage Trust(a),(c)		5.8520	07/10/46	12,100
1,031,000	COMM 2010-C1 Mortgage Trust(a),(c)		5.9870	07/10/46	1,043,270
2,000,000	COMM 2013-LC13 Mortgage Trust(a),(c)		5.2610	08/10/46	1,930,615
108,610,000	COMM 2014-CCRE19 Mortgage Trust(a),(b),(c)		0.0800	08/10/47	79,633
22,125,961	COMM 2015-LC21 Mortgage Trust Series 2015-LC21 Class X-A(b),(c)		0.6740	07/10/48	441,276
14,355	Credit Suisse Commercial Mortgage Trust Series(a),(c)		5.6270	01/15/49	14,355
2,935,145	CSMC 2014-USA OA, LLC(a),(b),(c)		0.5400	09/15/37	50,703
3,000,000	DBUBS 2011-LC3 Mortgage Trust Series 2011-LC3A D(a),(c)		5.3650	08/10/44	2,910,000
49,796	GMAC Commercial Mortgage Securities Inc Series(c)		5.3490	11/10/45	48,047
2,308,983	Greenwich Capital Commercial Mortgage Trust(a),(c)		5.9280	03/18/49	2,026,982
728,855	GS Mortgage Securities Corporation II(a),(d)	US0001M + 2.750%	2.8600	09/15/31	592,097
180,635	GS Mortgage Securities Trust 2010-C1(a)		4.5920	08/10/43	180,461
1,827,000	GS Mortgage Securities Trust 2010-C1(a)		5.1480	08/10/43	1,829,065
3,000,000	GS Mortgage Securities Trust 2010-C1(a),(c)		5.6350	08/10/43	2,798,433
9,080,000	GS Mortgage Securities Trust 2010-C1(a),(c)		5.9890	08/10/43	6,603,524
1,051,985	GS Mortgage Securities Trust 2011-GC5(a),(c)		5.1580	08/10/44	1,056,209
481,000	GS Mortgage Securities Trust 2011-GC5(a),(c)		5.1580	08/10/44	232,083
1,000,000	Harvest Commercial Capital Loan Trust 2020-1(a),(c)		5.9640	04/25/52	1,025,457
164,451	Impac CMB Trust Series 2004-8(d)	US0001M + 1.575%	1.6770	08/25/34	166,535
1,478,000	JP MORGAN CHASE COMMERCIAL MORTGAGE ADJ% 02/15/46(a),(c)		5.5230	02/15/46	1,179,655
7,007,954	JP Morgan Chase Commercial Mortgage Securities(a)		3.9100	05/05/30	6,183,426
4,700,000	JP Morgan Chase Commercial Mortgage Securities(a),(d)	US0001M + 4.250%	4.3600	11/15/31	1,871,285
1,152,515	JP Morgan Chase Commercial Mortgage Securities(a),(c)		6.4030	07/12/35	1,143,312
66,359	JP Morgan Chase Commercial Mortgage Securities(c)		5.4830	07/15/41	65,667
9,979,422	JP Morgan Chase Commercial Mortgage Securities Series 2010-C2 D(a),(c)		5.6940	11/15/43	9,914,173
2,100,000	JP Morgan Chase Commercial Mortgage Securities(a),(c)		5.6940	11/15/43	1,713,120
724,377	JP Morgan Chase Commercial Mortgage Securities(a),(c)		5.6940	11/15/43	722,487
1,530,202	JP Morgan Chase Commercial Mortgage Securities(c)		5.4890	12/12/43	1,109,473

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	NON AGENCY CMBS — 13.9% (Continued)
1,179,889	JP Morgan Chase Commercial Mortgage Securities(a),(c)		5.0130	02/15/46	$1,186,311
3,630,000	JP Morgan Chase Commercial Mortgage Securities(a),(c)		5.3600	02/15/46	3,585,811
107,000	JP Morgan Chase Commercial Mortgage Securities(c)		4.1640	04/15/46	86,975
169,406	JP Morgan Chase Commercial Mortgage Securities(a),(c)		5.3890	07/15/46	175,062
2,058,000	JP Morgan Chase Commercial Mortgage Securities(a),(c)		5.5270	07/15/46	2,099,314
9,257,728	JP Morgan Chase Commercial Mortgage Securities Series 2006-LDP9 Class A-MS		5.3370	05/15/47	8,738,969
9,140	JP Morgan Chase Commercial Mortgage Securities(c)		6.5010	02/15/51	8,409
8,309,112	JP Morgan Chase Commercial Mortgage Securities(c)		6.8240	02/15/51	8,715,510
21,801	LB Commercial Mortgage Trust 2007-C3(a),(d)	US0001M + 0.350%	0.4590	07/15/44	21,369
4,814	LB Commercial Mortgage Trust 2007-C3(c)		5.8230	07/15/44	4,753
4,355,000	LBSBC NIM Company 2005-2(a)		5.5000	09/27/30	5,625,001
840,847	LBSBC NIM Company 2005-2(a)		7.8600	09/27/30	1,109,943
100	LBSBN 2005-2A PS		—	09/27/30	1,575,000
25,914	Merrill Lynch Mortgage Investors Trust Series(a),(c)		6.2500	11/15/26	26,163
66,905	Merrill Lynch Mortgage Trust 2005-CKI1(a),(c)		5.1690	11/12/37	33,453
366,427	Merrill Lynch Mortgage Trust 2006-C1(c)		6.3180	05/12/39	354,135
809,955	ML-CFC Commercial Mortgage Trust 2007-9(c)		6.1930	09/12/49	782,403
403,966	ML-CFC Commercial Mortgage Trust 2007-9(c)		6.2220	09/12/49	387,949
2,798,742	Morgan Stanley Capital I Trust 2006-TOP21(a),(c)		5.5690	10/12/52	2,924,174
153,845	Morgan Stanley Capital I Trust 2011-C2 Series 2011-C2 D(a),(c)		5.2110	06/15/44	150,532
545,000	Morgan Stanley Capital I Trust 2011-C2(a),(c)		5.2110	06/15/44	436,000
198,000	Morgan Stanley Capital I Trust 2011-C3(a),(c)		5.0860	07/15/49	180,708
287,950	Morgan Stanley Capital I Trust 2011-C3(a),(c)		5.0860	07/15/49	213,588
384,000	Morgan Stanley Capital I Trust 2011-C3(a),(c)		5.0860	07/15/49	212,180
60,000	Morgan Stanley Capital I Trust 2012-C4(a),(c)		5.2130	03/15/45	60,068
3,000,000	ReadyCap Commercial Mortgage Trust 2018-4(a),(c)		5.2460	02/27/51	3,105,534
8,000,000	TMSQ 2014-1500 Mortgage Trust(a),(b),(c)		0.1550	10/10/36	36,744
163,000	UBS Commercial Mortgage Trust 2012-C1(a),(c)		5.5170	05/10/45	153,233
265,000	UBS-Citigroup Commercial Mortgage Trust 2011-C1 Series 2011-C1 E(a),(c)		6.4120	01/10/45	100,700
1,970,334	Wachovia Bank Commercial Mortgage Trust Series(a),(c)		5.3100	01/15/41	1,956,562
1,261,313	Wachovia Bank Commercial Mortgage Trust Series(a),(c)		5.1040	10/15/44	1,214,119
281,000	WFRBS Commercial Mortgage Trust 2011-C4(a),(c)		4.8870	06/15/44	266,573
225,000	WFRBS Commercial Mortgage Trust 2013-C11(a),(c)		4.2390	03/15/45	222,214

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	NON AGENCY CMBS — 13.9% (Continued)
3,000,000	X-Caliber Funding, LLC(a),(d)	US0001M + 3.000%	4.0000	01/06/26	$3,000,000
					106,877,710
	OTHER ABS — 1.4%
114,336	AFC Trust Series 2000-4(a),(d)	US0001M + 0.770%	0.8720	01/25/31	112,632
2,991,739	Legal Fee Funding 2006-1, LLC(a)		8.0000	07/20/36	3,065,644
30,175,837	Mastr Adjustable Rate Mortgages Trust 2007-3 22A2(h),(i),(j)	US0001M + 0.420%	0.3186	05/25/47	3,800,000
211,350	Oakwood Mortgage Investors, Inc.(a),(c)		8.4500	10/15/26	210,879
2,946,094	PEAR 2020-1, LLC(a)		3.7500	12/15/32	2,938,356
178,988	Planet Fitness Master Issuer, LLC Series 2018-1A A2I(a)		4.2620	09/05/48	179,055
					10,306,566
	RESIDENTIAL MORTGAGE — 7.9%
992,136	Ameriquest Mortgage Securities Asset-Backed(d)	US0001M + 2.760%	2.8620	05/25/34	1,013,188
72,631	Bear Stearns Asset Backed Securities Trust(d)	US0001M + 0.900%	1.0020	12/25/33	71,597
65,766	Bear Stearns Asset Backed Securities Trust(c)		2.6920	07/25/36	65,774
106,375	Bear Stearns Asset Backed Securities Trust		5.5000	08/25/36	106,946
332,369	Bear Stearns Asset Backed Securities Trust(d)	12MTA + 0.980%	1.0620	10/25/36	126,392
373,359	Bear Stearns Asset Backed Securities Trust		6.0000	10/25/36	239,981
277,237	Bear Stearns Asset Backed Securities Trust(d)	US0001M + 3.150%	3.2520	11/25/39	283,379
902,000	Bear Stearns Asset Backed Securities Trust(d)	US0001M + 3.150%	3.2520	12/25/42	953,216
550,000	Bear Stearns Asset Backed Securities Trust(d)	US0001M + 3.150%	3.2520	12/25/42	578,727
42,296	Bear Stearns Asset Backed Securities Trust(e)		—	09/25/46	30,799
198,534	Bear Stearns Asset Backed Securities Trust		5.5000	09/25/46	196,407
2,987,000	Bear Stearns Asset Backed Securities Trust 2006-2(d)	US0001M + 2.625%	2.7270	07/25/36	3,034,083
290,210	Carrington Mortgage Loan Trust Series 2005-FRE1(d)	US0001M + 0.705%	0.8070	12/25/35	293,081
65,444	Chase Funding Trust Series 2003-6(f)		4.9350	11/25/34	68,435
1,896	Citicorp Residential Mortgage Trust Series 2006-1(f)		4.8610	07/25/36	1,893
2,851	Citicorp Residential Mortgage Trust Series 2007-2(f)		4.9140	06/25/37	2,870
146,393	Citigroup Mortgage Loan Trust, Inc.(d)	US0001M + 2.625%	2.7270	11/25/34	964,102
10,487	Citigroup Mortgage Loan Trust, Inc.(f)		6.0300	11/25/34	10,687
452,008	Countrywide Asset-Backed Certificates(d)	US0001M + 2.625%	2.7270	10/25/33	460,958
1,490,555	Countrywide Asset-Backed Certificates(d)	US0001M + 0.660%	0.7620	11/25/33	1,455,088
68,243	Countrywide Asset-Backed Certificates(a),(f)		5.5000	08/25/35	69,203
666,841	Countrywide Asset-Backed Certificates(f)		4.0820	01/25/37	665,923
1,108,034	Countrywide Asset-Backed Certificates(d)	US0001M + 0.500%	0.6020	05/25/37	1,030,574

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	RESIDENTIAL MORTGAGE — 7.9% (Continued)
571,000	Credit-Based Asset Servicing and(a),(f)		4.7740	12/25/37	$631,912
13,310	Credit-Based Asset Servicing and Securitization,(a),(c)		5.7960	02/03/29	10,411
26,874	Credit-Based Asset Servicing and Securitization,(d)	US0001M + 2.850%	2.9520	06/25/32	26,906
449,495	Credit-Based Asset Servicing and Securitization,(d)	US0001M + 2.100%	2.1920	12/25/33	454,464
142,707	Credit-Based Asset Servicing and Securitization,(a),(d)	US0001M + 2.400%	2.5020	09/25/35	145,332
315,017	Credit-Based Asset Servicing and Securitization,(f)		3.0700	12/25/36	319,631
737,188	Credit-Based Asset Servicing and Securitization,(a),(d)	US0001M + 0.460%	0.5630	02/25/37	624,598
553,042	CSFB Mortgage-Backed Pass-Through Certificates(d)	US0001M + 4.000%	4.1020	02/25/32	584,032
279,949	CWABS Asset-Backed Certificates Trust 2004-13(c)		4.6880	01/25/35	210,516
2,472	CWABS Asset-Backed Certificates Trust 2004-15(f)		4.4890	05/25/35	2,470
12,917	CWABS Asset-Backed Certificates Trust 2005-1 Series 2005-1-AF5A(f)		5.1590	07/25/35	12,964
82,943	CWABS Asset-Backed Certificates Trust 2005-16(c)		4.4310	05/25/36	83,527
285,165	CWABS Asset-Backed Certificates Trust 2005-17(f)		3.9110	05/25/36	284,482
489,288	Equity One Mortgage Pass-Through Trust 2002-1(c)		6.2820	08/25/32	491,412
209,469	Finance America Mortgage Loan Trust 2004-3(d)	US0001M + 0.945%	1.0470	11/25/34	209,773
195,762	Finance America Mortgage Loan Trust 2004-3(d)	US0001M + 1.020%	1.1220	11/25/34	195,763
280,000	First Franklin Mortgage Loan Trust 2003-FFB(c),(e)		—	02/25/33	280,000
204,224	First Franklin Mortgage Loan Trust 2004-FF2(d)	US0001M + 1.500%	1.6020	03/25/34	201,525
899,859	First Franklin Mortgage Loan Trust 2004-FFA(a)		—	03/25/24	875,000
2,392,566	Fremont Home Loan Trust 2002-2(d)	US0001M + 1.725%	1.8270	10/25/33	2,431,161
35,506	Fremont Home Loan Trust 2004-B(d)	US0001M + 3.000%	3.1020	05/25/34	38,527
40,463	Fremont Home Loan Trust 2005-A(d)	US0001M + 0.735%	0.8370	01/25/35	40,261
41,856	GSAMP Trust 2003-SEA2(f)		5.4210	07/25/33	41,435
114,955	GSAMP Trust 2004-HE1(d)	US0001M + 0.825%	0.9270	05/25/34	112,224
1,101,996	GSRPM Mortgage Loan Trust Series 2004-1(a),(d)	US0001M + 3.750%	3.8520	09/25/42	1,112,973
590,372	Lehman XS Trust 2007-3(d)	US0001M + 0.320%	0.4220	03/25/37	537,768
3,487,106	Lehman XS Trust Series 2005-4(d)	US0001M + 0.750%	0.8520	10/25/35	4,702,182
4,624,284	Long Beach Mortgage Loan Trust 2005-WL1(d)	US0001M + 0.975%	1.0770	06/25/45	5,093,667
2,835,325	Morgan Stanley A.B.S Capital I Inc Trust 2005-WMC2(d)	US0001M + 0.705%	0.8070	02/25/35	2,863,958
2,631,284	Park Place Securities Inc Asset-Backed(d)	US0001M + 1.650%	1.7520	12/25/34	2,727,710
158,239	PFCA Home Equity Investment Trust(a),(c)		4.3550	01/22/35	161,404
325,994	PFCA Home Equity Investment Trust(a),(c)		3.3360	08/25/35	320,081
3,080,000	RAAC Series 2005-RP2 Trust(a),(d)	US0001M + 2.000%	3.1030	06/25/35	3,111,452
8,103,518	RAAC Series 2005-SP3 Trust		—	12/25/35	7,560,001

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 75.6% (Continued)
	RESIDENTIAL MORTGAGE — 7.9% (Continued)
2,759,324	RAAC Series 2006-RP1 Trust(a),(d)	US0001M + 1.875%	1.9770	10/25/45	$2,885,254
428,692	RAMP Series 2003-RS10 Trust(d)	US0001M + 1.700%	2.6420	11/25/33	437,372
699,316	RAMP Series 2004-SL3 Trust		8.5000	12/25/31	426,586
208,529	RAMP Series 2006-RS6 Trust(d)	US0001M + 0.540%	0.6420	11/25/36	196,313
2,092	RASC Series 2006-KS9 Trust(d)	US0001M + 0.160%	0.2620	11/25/36	3,463
831,973	RFSC Series 2002-RP2 Trust(a),(d)	US0001M + 1.500%	1.6020	10/25/32	811,688
4,884	SACO I Trust 2005-9(d)	US0001M + 0.690%	0.7920	12/25/35	126,294
90,372	SACO I Trust 2005-WM2(d)	US0001M + 0.825%	0.9270	07/25/35	90,880
77,621	SACO I Trust 2006-6(d)	US0001M + 0.260%	0.3620	06/25/36	76,746
3,330,000	SASCO ARC NIM 2003-5 20330627(a)		6.0000	06/27/33	3,430,366
494,767	Soundview Home Loan Trust 2004-1(d)	US0001M + 1.020%	1.1220	07/25/34	497,756
95,493	Soundview Home Loan Trust 2004-1(d)	US0001M + 2.925%	3.0270	07/25/34	97,476
739,165	Soundview Home Loan Trust 2004-1(d)	US0001M + 4.875%	4.9780	07/25/34	769,736
644,378	Structured Asset Investment Loan Trust 2004-8(d)	US0001M + 3.750%	3.8520	09/25/34	726,136
475,439	Structured Asset Securities Corp Mortgage Loan(d)	US0001M + 0.630%	0.7320	05/25/35	459,570
470,541	Structured Asset Securities Corp Mortgage Loan(d)	US0001M + 0.945%	1.0470	05/25/35	451,654
357,135	Structured Asset Securities Corp Mortgage Loan(d)	US0001M + 0.990%	1.0920	05/25/35	341,667
145,141	Structured Asset Securities Corp Mortgage Loan(d)	US0001M + 1.650%	1.7520	05/25/35	143,374
36,326	Structured Asset Securities Corp Mortgage Loan(d)	US0001M + 0.435%	0.5370	06/25/35	36,324
					60,231,480
	TOTAL ASSET BACKED SECURITIES (Cost $564,548,970)				577,482,294

	CORPORATE BONDS — 16.3%
	INSURANCE — 11.0%
42,056,467	Ambac Assurance Corporation(a)		—	06/07/69	56,650,060
18,369,527	AMBAC Assurance Corporation(a)		8.5000	02/12/55	17,451,051
1,086,996	MBIA Global Funding, LLC(a),(e)		—	12/15/31	452,056
27,495,743	MBIA Global Funding, LLC(e)		—	12/15/33	9,466,505
					84,019,672
	SPECIALTY FINANCE — 1.5%
2,000,000	OWS Cre Funding I, LLC(a),(d)	US0001M + 4.900%	5.0100	09/15/23	2,020,180
8,659,350	Preferred Term Securities Limited(a)		—	09/15/30	5,628,578
1,000,000	US Capital Funding II Ltd. Capital Funding II(a),(d)	US0003M + 1.650%	1.7820	08/01/34	800,000
1,500,000	X-Caliber Funding, LLC(a)		5.0000	09/24/24	1,507,506

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 16.3% (Continued)
	SPECIALTY FINANCE — 1.5% (Continued)
1,275,000	X-Caliber Funding, LLC(a)		11.0000	09/24/24	$1,295,849
					11,252,113
	SYNDICATED LOANS — 3.3%
9,688,281	Deer Finance Syndicated Loan		6.0000	10/07/23	9,688,280
4,000,000	Milberg Coleman Bryson Phillips Grossman Syndicated Loan		17.5000	04/28/25	4,000,000
7,500,000	MSP Deer Finance Syndicated Loan		17.0000	04/09/25	7,500,000
3,973,530	Watts Guerra 005-A Deer Finance Syndicated Loan		15.5000	10/30/25	3,973,530
					25,161,810
	TRANSPORTATION & LOGISTICS — 0.5%
3,160,615	American Airlines 2013-1 Class A Pass Through Series 2013-1 Class A		4.0000	01/15/27	3,051,836
113,909	American Airlines 2013-2 Class A Pass Through Series 2013-2 Class A		4.9500	01/15/23	116,404
716,513	US Airways 2013-1 Class A Pass Through Trust Series 13-1 A		3.9500	11/15/25	723,249
					3,891,489
	TOTAL CORPORATE BONDS (Cost $125,931,577)				124,325,084

Shares
	SHORT TERM INVESTMENTS — 7.5%
	MONEY MARKET FUNDS - 7.5%
57,654,111	First American Government Obligations Fund, Class U, 0.03% (Cost $57,654,111)(g)	57,654,111

	TOTAL INVESTMENTS - 99.7% (Cost $750,137,218)	$761,521,489
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	2,417,503
	NET ASSETS - 100.0%	$763,938,992

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

REMIC	- Real Estate Mortgage Investment Conduit

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

COF 11	Cost of Funds for the 11th District of San Francisco

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

US0006M	ICE LIBOR USD 6 Month

US0012M	ICE LIBOR USD 12 Month

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021 the total fair value of 144A securities is $295,219,438 or 38.6% of net assets.

(b)	Interest only securities.

(c)	Variable rate security; the rate shown represents the rate on December 31, 2021.

(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(e)	Zero coupon bond.

(f)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at December 31, 2021.

(g)	Rate disclosed is the seven day effective yield as of December 31, 2021.

(h)	Fair valued security.

(i)	Security currently in litigation.

(j)	Non-income producing security.

(h)	Illiquid security, total illiquid securities equal 2.96%

See accompanying notes to financial statements.

RATIONAL INFLATION GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 75.0%
	AEROSPACE & DEFENSE - 2.2%
111	Boeing Company (The)(a)	$22,347
278	Raytheon Technologies Corp.	23,924
		46,271
	BANKS - 4.4%
548	Bank of America Corporation	24,381
346	Citigroup, Inc.	20,895
147	JPMorgan Chase & Company	23,277
499	Wells Fargo & Company	23,942
		92,495
	CHEMICALS - 5.0%
86	Air Products & Chemicals, Inc.	26,166
105	Ecolab, Inc.	24,632
75	Linde plc	25,982
77	Sherwin-Williams Company (The)	27,117
		103,897
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
85	Berkshire Hathaway, Inc., Class B(a)	25,415

	DIVERSIFIED INDUSTRIALS - 1.1%
108	Honeywell International, Inc.	22,519

	ELECTRIC UTILITIES - 2.5%
577	NRG Energy, Inc.	24,857
1,245	Vistra Energy Corporation	28,349
		53,206
	ENTERTAINMENT - 1.9%
641	ViacomCBS, Inc., Class B	19,345
139	Walt Disney Company (The)(a)	21,530
		40,875
	INSURANCE - 5.8%
319	Athene Holding Ltd., Class A(a)	26,582
163	Goosehead Insurance, Inc., Class A	21,203
372	Lemonade, Inc.(a)	15,665
249	Progressive Corporation (The)	25,560

See accompanying notes to financial statements.

RATIONAL INFLATION GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 75.0% (Continued)
	INSURANCE - 5.8% (Continued)
238	Trupanion, Inc.(a)	$31,423
		120,433
	LEISURE FACILITIES & SERVICES - 3.4%
99	McDonald’s Corp.	26,539
210	Starbucks Corporation	24,564
413	Yum China Holdings, Inc.	20,584
		71,687
	METALS & MINING - 17.9%
432	Agnico Eagle Mines Ltd.	22,956
1,228	Barrick Gold Corporation	23,332
1,196	Cleveland-Cliffs, Inc.(a)	26,037
1,861	First Majestic Silver Corporation	20,676
170	Franco-Nevada Corporation	23,509
656	Freeport-McMoRan, Inc.	27,375
4,065	Hecla Mining Company	21,219
416	Newmont Corporation	25,800
241	Nucor Corporation	27,510
934	Pan American Silver Corporation	23,322
170	Reliance Steel & Aluminum Company	27,577
1,441	SSR Mining, Inc.	25,506
399	Steel Dynamics, Inc.	24,766
1,126	United States Steel Corporation	26,810
574	Wheaton Precious Metals Corporation	24,642
		371,037
	OIL & GAS PRODUCERS - 13.1%
2,350	Antero Midstream Corp.	22,748
225	Chevron Corporation	26,404
371	ConocoPhillips	26,779
598	Enbridge, Inc.	23,370
3,690	EnLink Midstream, LLC	25,424
303	EOG Resources, Inc.	26,914
403	Exxon Mobil Corporation	24,660
1,441	Kinder Morgan, Inc.	22,854
413	ONEOK, Inc.	24,268

See accompanying notes to financial statements.

RATIONAL INFLATION GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 75.0% (Continued)
	OIL & GAS PRODUCERS - 13.1% (Continued)
488	TC Energy Corporation	$22,712
911	Williams Companies, Inc. (The)	23,722
		269,855
	OIL & GAS SERVICES & EQUIPMENT - 1.1%
796	Schlumberger Ltd.	23,840

	REITS - 6.3%
84	American Tower Corporation	24,570
127	Crown Castle International Corporation	26,510
29	Equinix, Inc.	24,529
171	Prologis, Inc.	28,790
73	Public Storage	27,343
		131,742
	RENEWABLE ENERGY - 0.9%
666	Sunnova Energy International, Inc.(a)	18,595

	SOFTWARE - 0.9%
35	MicroStrategy, Inc., Class A(a)	19,057

	SPECIALTY FINANCE - 0.9%
563	Marathon Digital Holdings, Inc.(a)	18,500

	TECHNOLOGY HARDWARE - 1.2%
840	Plantronics, Inc.(a)	24,646

	TECHNOLOGY SERVICES - 2.7%
89	Coinbase Global, Inc., Class A(a)	22,461
97	PayPal Holdings, Inc.(a)	18,293
99	Square, Inc., Class A(a)	15,989
		56,743
	TRANSPORTATION & LOGISTICS - 2.5%
107	Union Pacific Corporation	26,957

See accompanying notes to financial statements.

RATIONAL INFLATION GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 75.0% (Continued)
	TRANSPORTATION & LOGISTICS - 2.5% (Continued)
120	United Parcel Service, Inc., Class B	$25,721
		52,678

	TOTAL COMMON STOCKS (Cost $1,556,908)	1,563,491

	EXCHANGE-TRADED FUNDS — 21.8%
	COMMODITY - 21.8%
1,746	abrdn Bloomberg All Commodity Strategy K-1 Free	40,141
1,539	Direxion Auspice Broad Commodity Strategy ETF	44,908
1,611	GraniteShares Bloomberg Commodity Broad Strategy	41,322
2,368	Invesco DB Commodity Index Tracking Fund(a)	49,207
2,384	Invesco Optimum Yield Diversified Commodity	33,519
1,368	iShares Commodities Select Strategy ETF	42,244
2,860	iShares S&P GSCI Commodity Indexed Trust(a)	48,935
2,169	iShares Silver Trust(a)	46,655
1,133	KraneShares Global Carbon ETF	57,669
282	SPDR® Gold Shares(a)	48,211
	TOTAL EXCHANGE-TRADED FUNDS (Cost $476,580)	452,811

	SHORT-TERM INVESTMENTS — 1.5%
	MONEY MARKET FUNDS - 1.5%
30,892	First American Government Obligations Fund, Class U, 0.03% (Cost $30,892)(b)	30,892

	TOTAL INVESTMENTS - 98.3% (Cost $2,064,380)	$2,047,194
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%	34,667
	NET ASSETS - 100.0%	$2,081,861

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

RATIONAL FUNDS
Statements of Assets and Liabilities
December 31, 2021

	Rational	Rational	Rational	Rational
	Equity Armor	Tactical Return	Dynamic Brands	Strategic Allocation
	Fund	Fund	Fund	Fund
ASSETS:
Investments in Unaffiliated securities, at cost	$57,924,617	$190,637,306	$96,187,944	$815,854
Investments in Affiliated securities, at cost	—	—	—	8,229,089
Total Securities at Cost	57,924,617	190,637,306	96,187,944	9,044,943

Investments in Unaffiliated securities, at value	$69,310,005	$190,637,306	$111,420,131	$815,854
Investments in Affiliated securities, at value	—	—	—	8,558,193
Total Securities at Value	$69,310,005	$190,637,306	$111,420,131	$9,374,047
Deposits with Brokers for futures and options	4,211,485	101,882,046	—	769,132
Receivable for securities sold	—	—	4,114,691	—
Receivable for Fund shares sold	25	895,042	86,621	—
Futures unrealized appreciation	531,527	—	—	225,560
Dividends and interest receivable	65,502	2,907	7,274	4,981
Due from Advisor	—	—	—	3,491
Prepaid expenses and other assets	42,492	37,346	41,231	7,453
Total Assets	74,161,036	293,454,647	115,669,948	10,384,664

LIABILITIES:
Options written (premiums received $477,813, $0, $0, $0)	543,125	—	—	—
Payable for securities purchased	—	—	4,549,411	4,990
Management fees payable	45,628	423,752	70,383	—
Futures unrealized depreciation	919,857	—	—	—
Payable for Fund shares redeemed	7,260	402,933	223,996	120
Payable to related parties	6,129	22,546	11,008	3,099
Shareholder services fees payable	6,946	38,055	15,228	1,187
Accrued 12b-1 fees	4,789	43,956	28,388	2,412
Trustee fees payable	3,494	3,508	3,500	3,498
Accrued expenses and other liabilities	19,360	24,494	17,782	19,446
Total Liabilities	1,556,588	959,244	4,919,696	34,752

Net Assets	$72,604,448	$292,495,403	$110,750,252	$10,349,912

NET ASSETS CONSIST OF:
Paid in capital	$66,246,252	$294,528,609	$93,444,209	$9,656,610
Accumulated earnings (deficits)	6,358,196	(2,033,206)	17,306,043	693,302
Net Assets	$72,604,448	$292,495,403	$110,750,252	$10,349,912

Institutional Shares
Net Assets	$58,975,104	$264,557,157	$82,647,945	$519,102
Shares of beneficial interest outstanding (a)	6,561,711	46,433,254	1,388,685	50,669
Net asset value per share	$8.99	$5.70	$59.52	$10.24

Class A Shares
Net Assets	$11,858,112	$18,494,222	$23,204,791	$9,829,668
Shares of beneficial interest outstanding (a)	1,321,055	3,234,707	618,979	954,556
Net asset value and redemption price per share	$8.98	$5.72	$37.49	$10.30
Maximum offering price per share (b)	$9.43	$6.01	$39.36	$10.81

Class C Shares
Net Assets	$1,771,232	$9,444,024	$4,897,516	1,142
Shares of beneficial interest outstanding (a)	198,449	1,703,022	154,338	111
Net asset value, offering price and redemption price per share (c)	$8.93	$5.55	$31.73	$10.25	(d)

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund.

(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

(d)	Does not calculate due to rounding.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Assets and Liabilities (Continued)
December 31, 2021

	Rational/	Rational/Pier 88	Rational	Rational
	ReSolve Adaptive	Convertible Securities	Special Situations	Inflation Growth
	Asset Allocation Fund	Fund	Income Fund	Fund
	(Consolidated)
ASSETS:
Investments in securities, at cost	$61,259,968	$111,109,525	$750,137,218	$2,064,380
Investments, at value	$61,259,968	$120,634,800	$761,521,489	$2,047,194
Cash	—	—	2,756	—
Deposits with Brokers for futures	2,232,016	—	—	22,288
Unrealized appreciation from open futures contracts	1,100,826	—	—	—
Foreign cash deposits with brokers for futures (Cost $1,993,169, $0, $0. $0)	1,984,821	—	—	—
Receivable for securities sold	—	—	169,720	—
Dividends and interest receivable	1,262	291,430	4,059,472	7,636
Receivable for Fund shares sold	395	300	3,305,553	—
Due from Advisor	—	—	—	13,868
Prepaid expenses and other assets	28,188	20,645	122,275	4,490
Total Assets	66,607,476	120,947,175	769,181,265	2,095,476

LIABILITIES:
Payable for securities purchased	—	—	3,872,287	—
Unrealized depreciation from open futures contracts	737,268	—	—	—
Management fees payable	86,880	74,212	930,431	—
Payable for Fund shares redeemed	307	—	127,518	—
Payable to related parties	8,912	11,116	67,526	2,220
Accrued 12b-1 fees	218	8,333	128,642	136
Due to custodian	—	4,019	—	—
Shareholder services fees payable	8,825	10,853	64,759	71
Trustee fees payable	3,519	3,501	3,497	3,482
Accrued expenses and other liabilities	24,629	21,507	47,613	7,706
Total Liabilities	870,558	133,541	5,242,273	13,615

Net Assets	$65,736,918	$120,813,634	$763,938,992	$2,081,861

NET ASSETS CONSIST OF:
Paid in capital	$69,248,615	$111,584,018	$759,580,199	$2,147,061
Accumulated earnings (deficits)	(3,511,697)	9,229,616	4,358,793	(65,200)
Net Assets	$65,736,918	$120,813,634	$763,938,992	$2,081,861

Institutional Shares
Net Assets	$64,889,548	$118,333,426	$670,278,295	$1,359,654
Shares of beneficial interest outstanding (a)	2,857,229	9,896,458	34,048,090	138,740
Net asset value per share	$22.71	$11.96	$19.69	$9.80

Class A Shares
Net Assets	$606,774	$2,231,070	$58,163,502	$696,576
Shares of beneficial interest outstanding (a)	26,929	186,371	2,957,871	71,119
Net asset value and redemption price per share	$22.53	$11.97	$19.66	$9.79
Maximum offering price per share (b)	$23.90	$12.57	$20.64	$10.39

Class C Shares
Net Assets	$240,596	$249,138	$35,497,195	$25,631
Shares of beneficial interest outstanding (a)	10,995	20,932	1,809,878	2,624
Net asset value, offering price and redemption price per share (c)	$21.88	$11.90	$19.61	$9.77

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund except Resolve Adaptive Asset Allocation Fund and Inflation Growth Fund whose maximum front-end sales charge (load) is 5.75%.

(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Operations
For the Year Ended December 31, 2021

	Rational	Rational	Rational	Rational
	Equity Armor	Tactical Return	Dynamic Brands	Strategic Allocation
	Fund	Fund	Fund	Fund
Investment Income:
Dividend income	$1,296,513	$—	$479,305	$—
Interest income	1,220	35,185	412	402
Dividend income - affiliated companies (Note 3)	—	—	—	354,811
Foreign tax withheld	—	—	(21,092)	—
Total Investment Income	1,297,733	35,185	458,625	355,213

Operating Expenses:
Investment management fees	512,764	4,382,854	714,418	8,809
12b-1 Fees - Class C Shares	15,132	90,393	34,875	11
12b-1 Fees - Class A Shares	30,673	33,309	54,214	21,125
Shareholder Services Fees - Institutional Shares	44,206	247,909	61,902	—
Shareholder Services Fees - Class A Shares	12,843	15,535	23,802	8,080
Shareholder Services Fees - Class C Shares	625	6,849	2,535	—
Administration fees	56,262	157,141	75,851	22,898
Registration fees	58,445	82,227	58,479	8,116
Management Service Fees	30,447	98,900	41,267	8,453
Legal fees	11,580	12,529	12,773	10,456
Audit fees	13,209	13,429	12,529	13,640
Compliance officer fees	10,755	17,399	13,047	6,101
Printing expense	9,116	22,378	7,071	2,380
Trustees’ fees	12,674	12,305	12,135	11,955
Custody fees	8,374	9,401	8,392	3,339
Insurance expense	3,024	10,964	3,825	430
Interest expense	1,184	1,668	2,085	1,002
Miscellaneous expenses	2,640	2,380	2,587	2,255
Total Operating Expenses	833,953	5,217,570	1,141,787	129,050
Less: Expenses waived/reimbursed by Advisor	(38,723)	(104,062)	—	(67,124)
Plus: Waived Fees Recaptured by Advisor	—	—	49,609	—
Net Operating Expenses	795,230	5,113,508	1,191,396	61,926

Net Investment Income (Loss)	502,503	(5,078,323)	(732,771)	293,287

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investments	7,755,992	—	10,553,815	—
Affiliated companies	—	—	—	(1,537)
Securities sold short	(14)	—	—	—
Distribution of realized gains by underlying investment companies	—	—	—	42,742
Options purchased	(683,372)	(2,103,046)	—	—
Options written	259,472	16,428,204	—	—
Futures	(2,877,781)	4,324	—	2,205,142
Foreign currency transactions	—	—	11	—
Net Realized Gain	4,454,297	14,329,482	10,553,826	2,246,347

Net Change in Unrealized Appreciation (Depreciation) on Investments
Investments	3,885,014	—	1,313,262	—
Affiliated companies	—	—	—	(19,849)
Options purchased	422,813	—	—	—
Options written	(65,312)	(33,266)	—	—
Futures	(328,268)	—	—	41,180
Foreign currency translations	—	—	(97)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,914,247	(33,266)	1,313,165	21,331

Net Realized and Unrealized Gain on Investments	8,368,544	14,296,216	11,866,991	2,267,678

Net Increase in Net Assets Resulting From Operations	$8,871,047	$9,217,893	$11,134,220	$2,560,965

See accompanying notes to consolidated financial statements.

Rational Funds
Statements of Operations (Continued)
For the Year Ended December 31, 2021

	Rational/	Rational/ Pier 88	Rational	Rational
	ReSolve Adaptive	Convertible Securities	Special Situations	Inflation Growth
	Asset Allocation Fund	Fund	Income Fund	Fund (a)
Investment Income:	(Consolidated)
Dividend income	$—	$2,008,474	$97,500	$48,003
Interest income	17,358	71,357	31,014,416	14
Foreign tax withheld	—	—	—	(213)
Total Investment Income	17,358	2,079,831	31,111,916	47,804

Operating Expenses:
Investment management fees	1,142,604	856,438	8,445,834	6,149
12b-1 Fees - Class A Shares	1,567	10,965	122,516	241
12b-1 Fees - Class C Shares	2,603	1,652	257,466	14
Shareholder Services Fees - Institutional Shares	66,236	95,854	438,886	124
Shareholder Services Fees - Class A Shares	213	1,158	47,716	—
Shareholder Services Fees - Class C Shares	289	65	16,686	—
Administrative fees	58,119	79,384	524,747	5,175
Management Service Fees	32,107	43,519	216,016	2,032
Registration fees	35,580	29,909	95,109	144
Printing expenses	9,497	4,677	38,431	4,911
Legal fees	17,699	11,313	78,467	10,670
Audit fees	14,051	13,287	37,495	13,296
Compliance officer fees	10,766	14,319	24,884	5,529
Custody fees	5,600	5,568	49,829	3,480
Trustees’ fees	15,206	12,084	12,743	7,131
Insurance Expense	2,781	4,408	20,928	—
Interest expense	7,336	1,068	1,002	—
Miscellaneous expense	973	1,652	5,119	888
Total Operating Expenses	1,423,227	1,187,320	10,433,874	59,784
Less: Expenses waived/reimbursed by Advisor	(125,327)	(174,835)	(119,447)	(52,120)
Net Operating Expenses	1,297,900	1,012,485	10,314,427	7,664

Net Investment Income (Loss)	(1,280,542)	1,067,346	20,797,489	40,140

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investments	—	6,743,996	5,986,376	20
Futures	10,204,307	—	—	(72,712)
Foreign currency translations	(201,349)	—	—	—
Net Realized Gain (Loss)	10,002,958	6,743,996	5,986,376	(72,692)

Net Change in Unrealized Appreciation/Depreciation on Investments
Investments	—	1,436,227	559,952	(17,186)
Futures	(2,040,130)	—	—	—
Foreign currency translations	(101,016)	—	—	—
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(2,141,146)	1,436,227	559,952	(17,186)

Net Realized and Unrealized Gain (Loss) on Investments	7,861,812	8,180,223	6,546,328	(89,878)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$6,581,270	$9,247,569	$27,343,817	$(49,738)

(a)	The Rational Inflation Growth Fund launched August 18, 2021.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets

	Rational Equity Armor Fund		Rational Tactical Return Fund		Rational Dynamic Brands Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$502,503	$347,932	$(5,078,323)	$(3,163,857)	$(732,771)	$(290,828)
Net realized gain (loss) on investments, futures and options	4,454,297	(1,410,495)	14,329,482	8,094,845	10,553,826	10,520,258
Net change in unrealized appreciation (depreciation) on investments, foreign currency, options and futures	3,914,247	6,860,503	(33,266)	(4,908)	1,313,165	7,987,040
Net increase in net assets resulting from operations	8,871,047	5,797,940	9,217,893	4,926,080	11,134,220	18,216,470

Distributions to Shareholders from:
Total Distributions :
Institutional	(695,718)	(453,360)	(9,695,970)	(4,130,182)	(6,392,799)	(5,481,617)
Class A	(124,680)	(105,252)	(708,470)	(153,641)	(2,707,366)	(2,718,838)
Class C	(4,952)	(5,581)	(350,842)	(194,050)	(663,584)	(248,596)

Total distributions to shareholders	(825,350)	(564,193)	(10,755,282)	(4,477,873)	(9,763,749)	(8,449,051)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	20,865,224	44,970,883	136,008,323	191,749,850	42,502,657	28,554,449
Class A	650,739	2,091,540	15,876,211	6,172,898	5,544,410	2,596,224
Class C	750,631	172,712	1,641,657	3,883,968	3,236,037	1,197,830
Reinvestment of distributions
Institutional	412,310	233,417	8,992,274	3,914,858	6,017,286	5,090,472
Class A	113,225	94,487	683,615	149,294	2,626,558	2,671,413
Class C	3,648	2,956	336,130	184,052	651,676	234,552
Cost of shares redeemed
Institutional	(15,151,537)	(9,494,876)	(79,268,838)	(147,243,068)	(20,674,521)	(9,523,310)
Class A	(2,487,456)	(3,055,029)	(5,207,000)	(14,008,530)	(2,949,599)	(2,125,183)
Class C	(312,522)	(404,081)	(1,569,740)	(1,330,893)	(173,601)	(63,151)
Net increase (decrease) in net assets from share transactions of beneficial interest	4,844,262	34,612,009	77,492,632	43,472,429	36,780,903	28,633,296

Total Increase in Net Assets	12,889,959	39,845,756	75,955,243	43,920,636	38,151,374	38,400,715

Net Assets:
Beginning of period	59,714,489	19,868,733	216,540,160	172,619,524	72,598,878	34,198,163
End of period	$72,604,448	$59,714,489	$292,495,403	$216,540,160	$110,750,252	$72,598,878

Share Activity:
Institutional Class
Shares Sold	2,444,483	6,038,880	23,387,599	33,529,962	676,341	555,404
Shares Reinvested	47,844	30,046	1,580,365	689,236	104,015	89,922
Shares Redeemed	(1,769,592)	(1,261,579)	(13,692,687)	(25,764,629)	(336,584)	(199,858)
Net increase in shares of Beneficial interest	722,735	4,807,347	11,275,277	8,454,569	443,772	445,468

Class A
Shares Sold	77,811	282,090	2,711,661	1,069,707	136,048	66,023
Shares Reinvested	13,173	12,186	119,722	26,146	72,079	71,371
Shares Redeemed	(292,475)	(426,210)	(894,523)	(2,446,070)	(72,785)	(62,938)
Net increase (decrease) in shares of Beneficial interest	(201,491)	(131,934)	1,936,860	(1,350,217)	135,342	74,456

Class C
Shares Sold	88,587	22,902	288,092	686,028	91,014	35,459
Shares Reinvested	426	380	60,673	32,925	21,117	7,197
Shares Redeemed	(37,918)	(57,096)	(276,848)	(235,139)	(4,946)	(2,278)
Net increase (decrease) in shares of Beneficial interest	51,095	(33,814)	71,917	483,814	107,185	40,378

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets (Continued)

			Rational/ReSolve Adaptive
	Rational Strategic Allocation Fund		Asset Allocation Fund
			(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$293,287	$232,735	$(1,280,542)	$(1,026,697)
Distribution of realized gains by investment companies	42,742	—	—	—
Net realized gain (loss) on investments, affiliated companies foreign currency transactions and futures	2,203,605	(889,114)	10,002,958	(2,929,535)
Net change in unrealized appreciation (depreciation) on investments, affiliated companies, foreign currency transactions and futures	21,331	162,176	(2,141,146)	4,280,789
Net increase (decrease) in net assets resulting from operations	2,560,965	(494,203)	6,581,270	324,557

Distributions to Shareholders:
From return of capital:
Institutional	—	(564)	—	(88,954)
Class A	—	(18,057)	—	—
Class C	—	(2)	—	—
Total Distributions Paid :
Institutional	(80,151)	(7,668)	(8,743,313)	(205,777)
Class A	(1,355,722)	(225,046)	(84,747)	—
Class C	(171)	(21)	(37,149)	—

Total distributions to shareholders	(1,436,044)	(251,358)	(8,865,209)	(294,731)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	250,000	—	32,962,809	34,738,337
Class A	854,083	44,999	107,690	9,754,139
Class C	—	—	3,600	31,295
Reinvestment of distributions
Institutional	—	—	7,186,351	245,746
Class A	1,239,373	235,629	84,747	—
Class C	—	—	9,973	—
Cost of shares redeemed
Institutional	—	—	(35,187,481)	(24,056,010)
Class A	(1,080,494)	(1,234,592)	(338,550)	(14,414,075)
Class C	—	—	(11,100)	(210,779)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,262,962	(953,964)	4,818,039	6,088,653

Total Increase (Decrease) in Net Assets	2,387,883	(1,699,525)	2,534,100	6,118,479

Net Assets:
Beginning of period	7,962,029	9,661,554	63,202,818	57,084,339
End of period	$10,349,912	$7,962,029	$65,736,918	$63,202,818

Share Activity:
Institutional Class Shares Sold	22,935	—	1,306,885	1,494,929
Shares Reinvested	—	—	317,980	10,506
Shares Redeemed	—	—	(1,383,853)	(1,047,952)
Net increase in shares of Beneficial interest	22,935	—	241,012	457,483

Class A
Shares Sold	77,863	5,447	4,194	407,554
Shares Reinvested	123,693	29,250	3,780	—
Shares Redeemed	(105,419)	(152,303)	(13,923)	(605,271)
Net increase/(decrease) in shares of Beneficial interest	96,137	(117,606)	(5,949)	(197,717)

Class C
Shares Sold	—	—	147	1,382
Shares Reinvested	—	—	458	—
Shares Redeemed	—	—	(487)	(9,460)
Net increase/(decrease) in shares of Beneficial interest	—	—	118	(8,078)

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets (Continued)

					Rational Inflation
	Rational/ Pier 88 Convertible Securities Fund		Rational Special Situations Income Fund		Growth Fund (a)

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021
Operations:
Net investment income	$1,067,346	$967,798	$20,797,489	$5,782,835	$40,140
Net realized gain (loss) on investments	6,743,996	685,976	5,986,376	241,732	(72,692)
Net change in unrealized appreciation (depreciation) on investments	1,436,227	7,676,411	559,952	4,315,358	(17,186)
Net increase/(decrease) in net assets resulting from operations	9,247,569	9,330,185	27,343,817	10,339,925	(49,738)

Distributions to Shareholders:
From return of capital:
Institutional Class	—	—	(20,093)	(549,867)	—
Class A	—	—	(2,024)	(56,508)	—
Class C	—	—	(1,059)	(16,854)	—
Total Distributions :
Institutional	(8,210,628)	(1,243,586)	(24,923,652)	(11,887,080)	(10,107)
Class A	(348,029)	(4,253)	(2,364,197)	(1,173,195)	(5,164)
Class C	(15,734)	(623)	(1,074,235)	(311,996)	(191)

Total distributions to shareholders	(8,574,391)	(1,248,462)	(28,385,260)	(13,995,500)	(15,462)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	45,959,654	65,326,825	444,790,373	359,188,223	1,384,379
Class A	5,031,959	348,047	35,690,230	37,959,162	728,711
Class C	182,100	50,000	23,289,704	13,980,430	25,149
Reinvestment of distributions
Institutional	2,931,508	177,486	21,004,850	9,575,043	6,483
Class A	314,092	4,253	2,001,003	1,047,397	4,525
Class C	15,734	623	882,571	272,495	7
Cost of shares redeemed
Institutional	(5,230,173)	(5,326,333)	(147,524,386)	(89,158,528)	(2,193)
Class A	(3,402,079)	(31,969)	(16,690,058)	(7,198,360)	—
Class C	—	—	(2,702,773)	(1,342,540)	—
Net increase in net assets from share transactions of beneficial interest	45,802,795	60,548,932	360,741,514	324,323,322	2,147,061

Total Increase in Net Assets	46,475,973	68,630,655	359,700,071	320,667,747	2,081,861

Net Assets:
Beginning of period	74,337,661	5,707,006	404,238,921	83,571,174	—
End of period	$120,813,634	$74,337,661	$763,938,992	$404,238,921	$2,081,861

Share Activity:
Institutional
Shares Sold	3,747,781	6,322,918	22,491,468	18,243,801	138,301
Shares Reinvested	247,587	15,655	1,064,410	489,738	663
Shares Redeemed	(427,027)	(571,547)	(7,459,838)	(4,604,174)	(224)
Net increase in shares of Beneficial interest	3,568,341	5,767,026	16,096,040	14,129,365	138,740

Class A
Shares Sold	417,885	31,516	1,806,173	1,937,859	70,656
Shares Reinvested	26,625	374	101,502	53,707	463
Shares Redeemed	(286,961)	(3,069)	(845,343)	(367,362)	—
Net increase in shares of Beneficial interest	157,549	28,821	1,062,332	1,624,204	71,119

Class C
Shares Sold	14,914	4,622	1,181,532	711,234	2,623
Shares Reinvested	1,340	55	44,876	13,986	1
Shares Redeemed	—	—	(137,204)	(68,807)	—
Net increase in shares of Beneficial interest	16,254	4,677	1,089,204	656,413	2,624

(a)	The Rational Inflation Growth Fund launched August 18, 2021.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Rational Equity Armor Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2021		2020		2019	2018	2017
Net asset value, beginning of year	$7.96		$6.94		$6.58	$8.02	$8.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.07		0.08		0.22	0.34	0.30
Net realized and unrealized gain (loss) on investments	1.07		1.03		0.51	(1.26)	(0.47)
Total from investment operations	1.14		1.11		0.73	(0.92)	(0.17)

LESS DISTRIBUTIONS:
From net investment income	(0.11)		(0.09)		(0.37)	(0.52)	(0.45)
From net realized gains on investments	—		—		—	—	—
Total distributions	(0.11)		(0.09)		(0.37)	(0.52)	(0.45)

Net asset value, end of year	$8.99		$7.96		$6.94	$6.58	$8.02

Total return (B)	14.37	% (E)	16.00	% (E)	11.32%	(11.96)%	(1.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$58,975		$46,451		$7,155	$4,940	$12,188
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	1.15%		1.32%		1.75%	1.58%	1.33%
Expenses, net waiver and reimbursement (C)	1.10%		1.01%		1.00%	1.00%	1.00%
Net investment income	0.80%		1.10%		3.12%	4.32%	3.53%
Portfolio turnover rate	239%		480%		394%	307%	224%

	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2021		2020		2019	2018	2018
Net asset value, beginning of year	$7.95		$6.93		$6.57	$8.01	$8.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.05		0.04		0.20	0.32	0.30
Net realized and unrealized gain (loss) on investments	1.07		1.05		0.51	(1.26)	(0.49)
Total from investment operations	1.12		1.09		0.71	(0.94)	(0.19)

LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.07)		(0.35)	(0.50)	(0.43)
From net realized gains on investments	—		—		—	—	—
Total distributions	(0.09)		(0.07)		(0.35)	(0.50)	(0.43)

Net asset value, end of year	$8.98		$7.95		$6.93	$6.57	$8.01

Total return (B)	14.11%		15.74%		11.03%	(12.22)%	(2.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,858		$12,099		$11,462	$12,629	$20,327
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	1.40%		1.69%		2.00%	1.82%	1.57%
Expenses, net waiver and reimbursement (D)	1.35%		1.26%		1.25%	1.25%	1.25%
Net investment income	0.55%		0.58%		2.90%	4.17%	3.52%
Portfolio turnover rate	239%		480%		394%	307%	224%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.15%	1.31%	1.75%	1.58%	1.33%
Expenses, net waiver and reimbursement	1.10%	1.00%	1.00%	1.00%	1.00%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.40%	1.68%	2.00%	1.82%	1.57%
Expenses, net waiver and reimbursement	1.35%	1.25%	1.25%	1.25%	1.25%

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Equity Armor Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2021	2020	2019		2018		2017
Net asset value, beginning of year	$7.90	$6.91	$6.55		$7.99		$8.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	(0.01)	0.15		0.27		0.29
Net realized and unrealized gain (loss) on investments	1.07	1.04	0.51		(1.27)		(0.52)
Total from investment operations	1.06	1.03	0.66		(1.00)		(0.23)

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.04)	(0.30)		(0.44)		(0.39)
From net realized gains on investments	—	—	—		—		—
Total distributions	(0.03)	(0.04)	(0.30)		(0.44)		(0.39)

Net asset value, end of year	$8.93	$7.90	$6.91		$6.55		$7.99

Total return (B)	13.40%	14.88%	10.23	% (C)	(12.92	)% (C)	(2.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,771	$1,164	$1,252		$1,664		$2,799
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.15%	2.39%	2.75%		2.59%		2.31%
Expenses, net waiver and reimbursement (D)	2.06%	2.01%	2.00%		1.90%		1.75%
Net investment income (loss)	(0.16)%	(0.18)%	2.16%		3.52%		3.50%
Portfolio turnover rate	239%	480%	394%		307%		224%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.14%	2.38%	2.75%	2.59%	2.31%
Expenses, net waiver and reimbursement	2.06%	2.00%	2.00%	1.90%	1.75%

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Tactical Return Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$5.69	$5.66	$5.40	$4.99		$5.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.11)	(0.09)	(0.01)	(0.06)		0.01
Net realized and unrealized gain on investments	0.33	0.24	0.46	0.55		0.14
Total from investment operations	0.22	0.15	0.45	0.49		0.15

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.01)		(0.28)
From net realized gains on investments	(0.21)	(0.12)	(0.19)	(0.07)		—
Total distributions	(0.21)	(0.12)	(0.19)	(0.08)		(0.28)

Net asset value, end of year	$5.70	$5.69	$5.66	$5.40		$4.99

Total return (B)	3.94%	2.65%	8.35%	9.66%		2.89	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$264,557	$199,987	$151,070	$18,333		$5,451
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	2.04%	2.05%	2.15%	3.16%		4.29%
Expenses, net waiver and reimbursement (E)	1.99%	1.99%	1.99%	1.99%		1.17%
Net investment income (loss)	(1.98)%	(1.54)%	(0.15)%	(1.20)%		0.22%
Portfolio turnover rate	0%	0%	0%	0%		199%

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2021	2020	2019	2018		2017
	$5.72	$5.70	$5.45	$5.04		$5.16
Net asset value, beginning of year

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.13)	(0.09)	(0.02)	(0.07)		0.01
Net realized and unrealized gain on investments	0.34	0.23	0.46	0.55		0.14
Total from investment operations	0.21	0.14	0.44	0.48		0.15

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.00	) (D)	(0.27)
From net realized gains on investments	(0.21)	(0.12)	(0.19)	(0.07)		—
Total distributions	(0.21)	(0.12)	(0.19)	(0.07)		(0.27)

Net asset value, end of year	$5.72	$5.72	$5.70	$5.45		$5.04

Total return (B)	3.75%	2.45%	8.09%	9.45%		2.98	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$18,494	$7,423	$15,097	$18,327		$449
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (F)	2.29%	2.33%	2.51%	3.50%		4.54%
Expenses, net waiver and reimbursement (F)	2.24%	2.24%	2.24%	2.24%		1.35%
Net investment income (loss)	(2.23)%	(1.64)%	(0.31)%	(1.20)%		0.19%
Portfolio turnover rate	0%	0%	0%	0%		199%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Amount is less than $0.005.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.04%	2.05%	2.51%	3.50%	4.54%
Expenses, net waiver and reimbursement	1.99%	1.99%	2.24%	2.24%	1.35%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.29%	2.33%	2.51%	3.50%	4.54%
Expenses, net waiver and reimbursement	2.24%	2.24%	2.24%	2.24%	1.35%

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Tactical Return Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$5.60	$5.62	$5.43	$5.06	$5.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.17)	(0.14)	(0.07)	(0.12)	(0.03)
Net realized and unrealized gain on investments	0.33	0.24	0.45	0.56	0.15
Total from investment operations	0.16	0.10	0.38	0.44	0.12

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.22)
From net realized gains on investments	(0.21)	(0.12)	(0.19)	(0.07)	—
Total distributions	(0.21)	(0.12)	(0.19)	(0.07)	(0.22)

Net assets, end of year (in 000’s)	$5.55	$5.60	$5.62	$5.43	$5.06

Total return (B)	2.94%	1.77%	7.01%	8.62%	2.42	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,444	$9,130	$6,453	$1	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	3.00%	3.04%	3.11%	4.16%	5.29%
Expenses, net waiver and reimbursement (D)	2.99%	2.99%	2.99%	2.99%	2.17%
Net investment loss	(2.98)%	(2.54)%	(1.18)%	(2.34)%	(0.53)%
Portfolio turnover rate	0%	0%	0%	0%	199%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.00%	3.04%	3.11%	4.16%	5.29%
Expenses, net waiver and reimbursement	2.99%	2.99%	2.99%	2.99%	2.17%

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Dynamic Brands Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Institutional
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2021	2020	2019	2018(A)	2017(A)
Net asset value, beginning of year	$56.20	$43.30	$34.20	$34.90	$37.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.41)	(0.33)	(0.14)	0.16	0.20
Net realized and unrealized gain on investments	8.68	19.98	9.38	0.07	(D)	5.40
Total from investment operations	8.27	19.65	9.24	0.23	5.60

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.09)	(0.20)
From net realized gains on investments	(4.95)	(6.75)	(0.14)	(0.84)	(8.30)
Total distributions	(4.95)	(6.75)	(0.14)	(0.93)	(8.50)

Net assets, end of year (in 000’s)	$59.52	$56.20	$43.30	$34.20	$34.90

Total return (C)	14.97%	45.28%	27.03%	0.72%	14.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$82,648	$53,102	$21,627	$16,725	$3,269
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	1.10%	1.25%	1.45%	1.67%	1.69%
Expenses, net waiver and reimbursement (E)	1.14%	1.24%	1.17%	1.00%	1.00%
Net investment income (loss)	(0.65)%	(0.56)%	(0.36)%	0.42%	0.60%
Portfolio turnover rate	225%	320%	220%	411%	305%

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2021	2020	2019	2018(A)	2018(A)
Net asset value, beginning of year	$37.16	$30.27	$24.00	$24.70	$28.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.41)	(0.28)	(0.16)	0.02	0.10
Net realized and unrealized gain on investments	5.69	13.92	6.57	0.12	(D)	4.10
Total from investment operations	5.28	13.64	6.41	0.14	4.20

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.10)
From net realized gains on investments	(4.95)	(6.75)	(0.14)	(0.84)	(8.30)
Total distributions	(4.95)	(6.75)	(0.14)	(0.84)	(8.40)

Net assets, end of year (in 000’s)	$37.49	$37.16	$30.27	$24.00	$24.70

Total return (C)	14.59%	44.91%	26.72%	0.63%	14.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$23,205	$17,972	$12,387	$11,154	$12,870
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (F)	1.37%	1.52%	1.74%	2.05%	1.94%
Expenses, net waiver and reimbursement (F)	1.47%	1.49%	1.41%	1.25%	1.25%
Net investment income (loss)	(1.00)%	(0.82)%	(0.59)%	0.08%	0.35%
Portfolio turnover rate	225%	320%	220%	411%	305%

(A)	Effective September 21, 2018, the Fund had a one-to-ten reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-ten stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended December 31, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.10%	1.25%	1.45%	1.67%	1.69%
Expenses, net waiver and reimbursement	1.14%	1.24%	1.17%	1.00%	1.00%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.37%	1.52%	1.74%	2.05%	1.94%
Expenses, net waiver and reimbursement	1.47%	1.49%	1.41%	1.25%	1.25%

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Dynamic Brands Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2021	2020	2019		2018(A)		2017(A)
Net asset value, beginning of year	$32.34	$27.15	$21.70		$22.60		$27.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.58)	(0.50)	(0.32)		(0.14)		(0.00	) (C)
Net realized and unrealized gain on investments	4.92	12.44	5.91		0.08	(F)	3.80
Total from investment operations	4.34	11.94	5.59		(0.06)		3.80

LESS DISTRIBUTIONS:
From net investment income	—	—	—		—		—
From net realized gains on investments	(4.95)	(6.75)	(0.14)		(0.84)		(8.30)
Total distributions	(4.95)	(6.75)	(0.14)		(0.84)		(8.30)

Net assets, end of year (in 000’s)	$31.73	$32.34	$27.15		$21.70		$22.60

Total return (D)	13.85%	43.80%	25.78	% (E)	(0.20	)% (E)	14.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,898	$1,525	$184		$214		$231
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (G)	2.08%	2.41%	2.68%		2.73%		2.65%
Expenses, net waiver and reimbursement (G)	2.12%	2.24%	2.15%		1.91%		1.75%
Net investment loss	(1.62)%	(1.54)%	(1.30)%		(0.59)%		(0.14)%
Portfolio turnover rate	225%	320%	220%		411%		305%

(A)	Effective September 21, 2018, the Fund had a one-to-ten reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-ten stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	Amount is less than $0.005.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended December 31, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.08%	2.41%	2.68%	2.73%	2.65%
Expenses, net waiver and reimbursement	2.12%	2.24%	2.15%	1.91%	1.75%

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.94	$9.58	$9.12	$10.02	$9.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.40	0.27	0.36	0.39	0.33
Net realized and unrealized gain (loss) on investments	2.54	(0.61)	0.79	(0.67)	0.78
Total from investment operations	2.94	(0.34)	1.15	(0.28)	1.11

LESS DISTRIBUTIONS:
From net investment income	(0.36)	(0.28)	(0.41)	(0.36)	(0.46)
From net realized gains on investments	(1.28)	—	(0.22)	(0.26)	—
From Return of capital	—	(0.02)	(0.06)	—	—
Total distributions	(1.64)	(0.30)	(0.69)	(0.62)	(0.46)

Net asset value, end of year	$10.24	$8.94	$9.58	$9.12	$10.02

Total return (B)	33.94%	(3.19)%	12.64%	(2.81)%	11.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$519	$248	$266	$253	$278
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,E)	1.11%	1.31%	0.98%	1.04%	0.85%
Expenses, net waiver and reimbursement (C,E)	0.46%	0.45%	0.45%	0.45%	0.45%
Net investment income (C,D)	3.78%	3.26%	3.67%	3.91%	3.35%
Portfolio turnover rate	2%	89%	62%	53%	17%

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.99	$9.63	$9.15	$10.05	$9.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.34	0.25	0.32	0.33	0.26
Net realized and unrealized gain (loss) on investments	2.59	(0.61)	0.82	(0.63)	0.83
Total from investment operations	2.93	(0.36)	1.14	(0.30)	1.09

LESS DISTRIBUTIONS:
From net investment income	(0.34)	(0.26)	(0.38)	(0.34)	(0.44)
From net realized gains on investments	(1.28)	—	(0.22)	(0.26)	—
From Return of capital	—	(0.02)	(0.06)	—	—
Total distributions	(1.62)	(0.28)	(0.66)	(0.60)	(0.44)

Net assets, end of year (in 000’s)	$10.30	$8.99	$9.63	$9.15	$10.05

Total return (B)	33.57%	(3.42)%	12.49%	(3.05)%	11.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,830	$7,713	$9,395	$9,842	$13,033
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,F)	1.47%	1.65%	1.35%	1.37%	1.14%
Expenses, net waiver and reimbursement (C,F)	0.71%	0.70%	0.70%	0.70%	0.70%
Net Investment income (C,D)	3.30%	2.98%	3.25%	3.25%	2.60%
Portfolio turnover rate	2%	89%	62%	53%	17%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.10%	1.31%	0.98%	1.04%	0.85%
Expenses, net waiver and reimbursement	0.45%	0.45%	0.45%	0.45%	0.45%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.46%	1.65%	1.35%	1.37%	1.14%
Expenses, net waiver and reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.95	$9.58	$9.11	$10.03	$9.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.26	0.19	0.26	0.29	0.23
Net realized and unrealized gain (loss) on investments	2.58	(0.61)	0.80	(0.67)	0.78
Total from investment operations	2.84	(0.42)	1.06	(0.38)	1.01

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.19)	(0.31)	(0.28)	(0.37)
From net realized gains on investments	(1.28)	—	(0.22)	(0.26)	—
From Return of capital	—	(0.02)	(0.06)	—	—
Total distributions	(1.54)	(0.21)	(0.59)	(0.54)	(0.37)

Net asset value, end of year	$10.25	$8.95	$9.58	$9.11	$10.03

Total return (B)	32.60%	(4.13)%	11.61%	(3.83)%	10.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,E)	2.24%	2.33%	2.02%	1.92%	1.82%
Expenses, net waiver and reimbursement (C,E)	1.46%	1.45%	1.45%	1.45%	1.45%
Net investment income (C,D)	2.53%	2.26%	2.65%	2.89%	2.31%
Portfolio turnover rate	2%	89%	62%	53%	17%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.23%	2.33%	2.02%	1.92%	1.82%
Expenses, net waiver and reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational/ReSolve Adaptive Asset Allocation Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$23.77	$23.73	$23.10	$25.25		$24.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.50)	(0.37)	(0.02)	(0.04)		(0.32)
Net realized and unrealized gain (loss) on investments	3.16	0.52	4.32	(1.89)		1.26
Total from investment operations	2.66	0.15	4.30	(1.93)		0.94

LESS DISTRIBUTIONS:
From net investment income	(3.72)	(0.08)	(0.69)	—		—
From net realized gains on investments	—	—	(2.94)	(0.22)		(0.02)
From Return of capital	—	(0.03)	(0.04)	—		—
Total distributions	(3.72)	(0.11)	(3.67)	(0.22)		(0.02)

Net asset value, end of year	$22.71	$23.77	$23.73	$23.10		$25.25

Total return (B)	11.28%	0.65%	18.32%	(7.64)%		3.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$64,890	$62,176	$51,221	$27,460		$5,883
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	2.17%	2.18%	2.32%	2.90%		2.49%
Expenses, net waiver and reimbursement (C)	1.98%	1.97%	1.97%	1.97%		1.97%
Net investment loss	(1.95)%	(1.61)%	(0.06)%	(0.17)%		(1.33)%
Portfolio turnover rate	0%	0%	0%	0%		0%

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$23.61	$23.52	$22.96	$25.16		$24.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.55)	(0.36)	(0.10)	(0.11)		(0.21)
Net realized and unrealized gain (loss) on investments	3.13	0.45	4.30	(1.87)		1.09
Total from investment operations	2.58	0.09	4.20	(1.98)		0.88

LESS DISTRIBUTIONS:
From net investment income	(3.66)	—	(0.66)	—		—
From net realized gains on investments	—	—	(2.94)	(0.22)		(0.02)
From Return of capital	—	—	(0.04)	—		—
Total distributions	(3.66)	—	(3.64)	(0.22)		(0.02)

Net asset value, end of year	$22.53	$23.61	$23.52	$22.96		$25.16

Total return (B)	10.99%	0.38%	18.01%	(7.87	)% (E)	3.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$607	$776	$5,425	$2,169		$130
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.36%	2.47%	2.60%	3.14%		2.90%
Expenses, net waiver and reimbursement (D)	2.23%	2.22%	2.22%	2.22%		2.22%
Net investment loss	(2.10)%	(1.43)%	(0.39)%	(0.45)%		(0.88)%
Portfolio turnover rate	0%	0%	0%	0%		0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.16%	2.18%	2.32%	2.90%	2.49%
Expenses, net waiver and reimbursement	1.97%	1.97%	1.97%	1.97%	1.97%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.35%	2.47%	2.60%	3.14%	2.90%
Expenses, net waiver and reimbursement	2.22%	2.22%	2.22%	2.22%	2.22%

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Rational/ReSolve Adaptive Asset Allocation Fund (Continued)
Financial Highlights (Consolidated)

Net asset value, beginning of year

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$23.03	$23.11	$22.61	$24.96	$24.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.72)	(0.57)	(0.26)	(0.31)	(0.54)
Net realized and unrealized gain (loss) on investments	3.05	0.49	4.20	(1.82)	1.23
Total from investment operations	2.33	(0.08)	3.94	(2.13)	0.69

LESS DISTRIBUTIONS:
From net investment income	(3.48)	—	(0.46)	—	—
From net realized gains on investments	—	—	(2.94)	(0.22)	(0.02)
From Return of capital	—	—	(0.04)	—	—
Total distributions	(3.48)	—	(3.44)	(0.22)	(0.02)

Net asset value, end of year	$21.88	$23.03	$23.11	$22.61	$24.96

Total return (B)	10.18%	(0.35)%	17.15%	(8.53)%	2.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$241	$250	$438	$322	$371
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	3.18%	3.35%	3.37%	4.65%	3.60%
Expenses, net waiver and reimbursement (C)	2.98%	2.97%	2.97%	2.97%	2.97%
Net investment loss	(2.95)%	(2.51)%	(1.04)%	(1.24)%	(2.26)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.17%	3.35%	3.37%	4.65%	3.60%
Expenses, net waiver and reimbursement	2.97%	2.97%	2.97%	2.97%	2.97%

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Rational/Pier 88 Convertible Securities Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional				Class A
	For the	For the	For the		For the	For the	For the
	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,		December 31,	December 31,	December 31,
	2021	2020	2019(A)		2021	2020	2019(A)
Net asset value, beginning of year/period	$11.69	$10.17	$10.00		$11.69	$10.17	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.13	0.17	0.03		0.11	0.39	0.02
Net realized and unrealized gain on investments	1.04	1.56	0.14		1.03	1.33	0.15
Total from investment operations	1.17	1.73	0.17		1.14	1.72	0.17

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.20)	—		(0.13)	(0.19)	—
From net realized gains on investments	(0.73)	(0.01)	—		(0.73)	(0.01)	—
Total distributions	(0.90)	(0.21)	—		(0.86)	(0.20)	—

Net asset value, end of year/period	$11.96	$11.69	$10.17		$11.97	$11.69	$10.17

Total return (C)	10.21%	17.08%	1.70	% (D)	9.97%	16.97%	1.70	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$118,333	$73,946	$5,707		$2,231	$337	$0	(F)
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (G)	1.17%	1.25%	7.22	% (E)	1.35%	1.40%	7.47	% (E)
Expenses, net waiver and reimbursement (G)	0.99%	0.99%	0.99	% (E)	1.24%	1.24%	1.24	% (E)
Net investment income	1.07%	1.62%	4.22	% (E)	0.88%	3.50%	3.17	% (E)
Portfolio turnover rate	130%	140%	5	% (D)	130%	140%	5	% (D)

(A)	The Rational/Pier 88 Convertible Securities Fund Institutional Class, Class A and Class C Shares commenced operations December 6, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

(F)	Amount is less than $1000.

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.17%	1.25%	7.22%	1.35%	1.40%	7.47%
Expenses, net waiver and reimbursement	0.99%	0.99%	0.99%	1.24%	1.24%	1.24%

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational/Pier 88 Convertible Securities Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

Class C
For the	For the	For the
Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,
2021	2020	2019(A)
Net asset value, beginning of year/period	$11.66	$10.17	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.02	0.32	0.02
Net realized and unrealized gain on investments	1.02	1.34	0.15
Total from investment operations	1.04	1.66	0.17

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.16)	—
From net realized gains on investments	(0.73)	(0.01)	—
Total distributions	(0.80)	(0.17)	—

Net asset value, end of year/period	$11.90	$11.66	$10.17

Total return (C)	9.11%	16.33%	1.70	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$249	$55	(F)	$0	(F)
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (G)	2.10%	2.13%	8.22	% (E)
Expenses, net waiver and reimbursement (G)	1.99%	1.99%	1.99	% (E)
Net investment income	0.17%	2.87%	3.17	% (E)
Portfolio turnover rate	130%	140%	5	% (D)

(A)	The Rational/Pier 88 Convertible Securities Fund Institutional Class, Class A and Class C Shares commenced operations December 6, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

(F)	Amount is less than $1000.

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.10%	2.13%	8.22%
Expenses, net waiver and reimbursement	1.99%	1.99%	1.99%

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Special Situations Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional					Class A
	For the		For the	For the		For the		For the	For the
	Year Ended		Year Ended	Period Ended		Year Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,		December 31,		December 31,	December 31,
	2021		2020	2019(A)		2021		2020	2019(A)
Net asset value, beginning of year/period	$19.66		$20.10	$20.00		$19.64		$20.08	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.74		0.43	0.32		0.72		0.37	0.30
Net realized and unrealized gain on investments	0.28		0.11	0.06		0.24		0.13	0.05
Total from investment operations	1.02		0.54	0.38		0.96		0.50	0.35

LESS DISTRIBUTIONS:
From net investment income	(0.99)		(0.93)	(0.25)		(0.94)		(0.89)	(0.24)
From net realized gains on investments	—		—	(0.03)		—		—	(0.03)
From Return of capital	(0.00	) (C)	(0.05)	—		(0.00	) (C)	(0.05)	—
Total distributions	(0.99)		(0.98)	(0.28)		(0.94)		(0.94)	(0.27)

Net asset value, end of year/period	$19.69		$19.66	$20.10		$19.66		$19.64	$20.08

Total return (D)	5.30%		2.83%	1.91	% (E)	5.00%		2.60%	1.74	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$670,278		$352,892	$76,833		$58,164		$37,224	$5,449
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (G)	1.77%		1.80%	2.06	% (F)	2.03%		2.10%	2.21	% (F)
Expenses, net waiver and reimbursement (G)	1.75%		1.75%	1.75	% (F)	2.00%		2.00%	2.00	% (F)
Net investment income	3.75%		2.17%	3.48	% (F)	3.67%		1.88%	3.22	% (F)
Portfolio turnover rate	37%		4%	14	% (E)	37%		4%	14	% (E)

(A)	The Rational Special Situations Income Fund Institutional Class, Class A and Class C Shares commenced operations July 17, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Represents an amount less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not Annualized

(F)	Annualized

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.77%	1.80%	2.06%	2.03%	2.10%	2.21%
Expenses, net waiver and reimbursement	1.75%	1.75%	1.75%	2.00%	2.00%	2.00%

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Special Situations Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class C
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,
	2021		2020	2019(A)
Net asset value, beginning of year/period	$19.60		$20.06	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.48		0.21	0.23
Net realized and unrealized gain on investments	0.33		0.14	0.05
Total from investment operations	0.81		0.35	0.28

LESS DISTRIBUTIONS:
From net investment income	(0.80)		(0.76)	(0.19)
From net realized gains on investments	—		—	(0.03)
From Return of capital	(0.00	) (C)	(0.05)	—
Total distributions	(0.80)		(0.81)	(0.22)

Net asset value, end of year/period	$19.61		$19.60	$20.06

Total return (D)	4.22%		1.82%	1.43	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$35,497		$14,123	$1,289
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (G)	2.74%		2.77%	2.97	% (F)
Expenses, net waiver and reimbursement (G)	2.75%		2.75%	2.75	% (F)
Net investment income	2.46%		1.05%	2.47	% (F)
Portfolio turnover rate	37%		4%	14	% (E)

(A)	The Rational Special Situations Income Fund Institutional Class, Class A and Class C Shares commenced operations July 17, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Represents an amount less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not Annualized

(F)	Annualized

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.74%	2.77%	2.97%
Expenses, net waiver and reimbursement	2.75%	2.75%	2.75%

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Inflation Growth Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional		Class A		Class C
	For the		For the		For the
	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2021(A)		2021(A)		2021(A)
Net asset value, beginning of period	$10.00		$10.00		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.25		0.49		0.70
Net realized and unrealized loss on investments	(0.38)		(0.63)		(0.86)
Total from investment operations	(0.13)		(0.14)		(0.16)

LESS DISTRIBUTIONS:
From net investment income	(0.07)		(0.07)		(0.07)
From net realized gains on investments	—		—		—
Total distributions	(0.07)		(0.07)		(0.07)

Net asset value, end of period	$9.80		$9.79		$9.77

Total return (C)	(1.26	)% (D)	(1.39	)% (D)	(1.60	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,360		$697		$26
Ratios to average net assets
Expenses, before waiver and reimbursement	12.47	% (E)	12.72	% (E)	13.47	% (E)
Expenses, net waiver and reimbursement	1.49	% (E)	1.74	% (E)	2.49	% (E)
Net investment income	6.83	% (E)	13.23	% (E)	19.41	% (E)
Portfolio turnover rate	0	% (D)	0	% (D)	0	% (D)

(A)	The Rational Inflation Growth Fund commenced operations August 18, 2021.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2021	ANNUAL REPORT

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Fund and Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2021, the Trust operated 8 separate series, or mutual funds, each with its own investment objective and strategy. Rational Inflation Growth Fund commenced operations on August 18, 2021. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

Fund	Sub-Advisor	Primary Objective
Rational Equity Armor Fund (“Equity Armor”)	Equity Armor Investments, LLC	Total return on investment, with dividend income an important component of that return.
Rational Tactical Return Fund (“Tactical Return”)	Warrington Asset Management, LLC	Total return consisting of long-term capital appreciation and income.
Rational Dynamic Brands Fund (“Dynamic Brands”)	Accuvest Global Advisors, Inc.	Long-term capital appreciation.
Rational Strategic Allocation Fund (“Strategic Allocation”)		Current income and moderate appreciation of capital.
Rational/ReSolve Adaptive Asset Allocation Fund (“ReSolve Adaptive”)	ReSolve Asset Management, Inc.	Long-term capital appreciation.
Rational/Pier 88 Convertible Securities Fund (“Pier 88”)	Pier 88 Investment Partners, LLC	Total return consisting of capital appreciation and income.
Rational Special Situations Income Fund (“Special Situations”)	ESM Management, LLC	Total return consisting of capital appreciation and income.
Rational Inflation Growth Fund (“Inflation Growth”)	SL Advisors, LLC	Long-term capital appreciation.

The Funds are classified as diversified funds under the 1940 Act, except Special Situations, Pier 88 and Inflation Growth, which are classified as non-diversified funds.

Currently, all Funds offer Class A, Class C and Institutional shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, if any, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% for ReSolve Adaptive and Inflation Growth and 4.75% for all other Funds as a percentage of the original purchase price. Class C shares have a contingent deferred sales charge of 1.00% on shares sold within one year of purchase. Each Fund’s prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuations

All investments in securities are recorded at their estimated fair value. In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the counter securities, equity securities are valued at a bid price estimated by the security pricing service. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts are generally valued at the close. If the close price is outside the bid and the ask price; the quote closest to the close is used. When there is no trading volume the mean of the bid and ask is used. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE. Investments in open-end investment companies (except for exchange-traded funds) are valued at their respective net asset value as reported by such companies. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Board. In these cases, a Pricing Committee, established and appointed by the Board, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities’ market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 - unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2021, for each Fund’s assets and liabilities measured at fair value:

Equity Armor

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$64,076,692	$—	$—	$64,076,692
Short-Term Investments	2,882,062	—	—	2,882,062
Derivatives
Purchased Options	$2,351,251	$—	$—	$2,351,251
Futures Contracts	531,527	—	—	531,527
Total Assets	$69,841,532	$—	$—	$69,841,532
Liabilities*
Derivatives
Written Options	$543,125	$—	$—	$543,125
Futures Contracts	919,857	—	—	919,857
Total Liabilities	$1,462,982	$—	$—	$1,462,982

Tactical Return

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$190,637,306	$—	$—	$190,637,306
Total Assets	$190,637,306	$—	$—	$190,637,306

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

Dynamic Brands

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$111,242,484	$—	$—	$111,242,484
Short-Term Investments	177,647	—	—	177,647
Total Assets	$111,420,131	$—	$—	$111,420,131

Strategic Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$8,558,193	$—	$—	$8,558,193
Short-Term Investments	815,854	—	—	815,854
Derivatives
Futures Contract	$225,560	$—	$—	$225,560
Total Assets	$9,599,607	$—	$—	$9,599,607

ReSolve Adaptive

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$61,259,968	$—	$—	$61,259,968
Derivatives
Futures Contracts	1,100,826	—	—	1,100,826
Total Assets	$62,360,794	$—	$—	$62,360,794
Liabilities*
Derivatives
Futures Contracts	$737,268	$—	$—	$737,268
Total Liabilities	$737,268	$—	$—	$737,268

Pier 88

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,284,075	$—	$—	$2,284,075
Preferred Stocks	52,040,016	—	—	52,040,016
Convertible Bonds	—	62,992,091	—	62,992,091
Short-Term Investments	3,318,618	—	—	3,318,618
Total Assets	$57,642,709	$62,992,091	$—	$120,634,800

Special Situations

Assets*	Level 1	Level 2	Level 3	Total
Preferred Stocks	$—	$2,060,000	$—	$2,060,000
Asset Backed Securities	—	577,482,294	—	577,482,294
Corporate Bonds	—	124,325,084	—	124,325,084
Short-Term Investments	57,654,111	—	—	57,654,111
Total Assets	$57,654,111	$703,867,378	$—	$761,521,489

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

Inflation Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,563,491	$—	$—	$1,563,491
Exchange-Traded Funds	452,811	—	—	452,811
Short-Term Investments	30,892	—	—	30,892
Total Assets	$2,047,194	$—	$—	$2,047,194

*	Refer to the Schedule of Investments for industry classifications.

There were no level 3 securities held during the period for any Fund.

Consolidation of Subsidiaries – The consolidated financial statements of the ReSolve Adaptive include the accounts of RDMF Fund Ltd. (“RDMF” or “CFC”), a wholly-owned and controlled foreign subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

Each Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to affect certain investments consistent with ReSolve Adaptive’s respective investment objectives and policies.

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	December 31, 2021	December 31, 2021
RDMF Fund, Ltd.	8/5/2016	$ 9,517,589	14.5%

For tax purposes, this is an exempted Cayman investment company. The CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, a CFC is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, RDMF’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the ReSolve Adaptive’s investment company taxable income.

B. Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales and maturities of short term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate.

C. Derivative Instruments

Certain of the Funds may be subject to equity price risk, commodity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts, written and purchased option contracts and futures contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Futures Contracts – Certain of the Funds may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of underlying reference assets, such as equities, interest rates, commodities prices or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Options Contracts – Certain Funds may purchase put and call options and write put and call options. The premium paid for a purchased put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

Written and purchased options are non-income producing securities. With options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse acts as counterparty to all exchange traded options and guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options).

Convertible Securities – Pier 88 invests in convertible securities, which include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s or Sub-Advisor’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund may hold or trade convertible securities.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities at December 31, 2021, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Equity Armor
	Futures	Equity	Futures unrealized appreciation	$531,527
			Futures unrealized depreciation	(919,857)
			Totals	$(388,330)

	Options	Equity	Securities at Value	$2,351,251
				$2,351,251

	Options	Equity	Options Written	$543,125
				$543,125
Strategic Allocation

	Futures	Equity	Futures unrealized appreciation	$225,560
			Totals	$225,560
ReSolve Adaptive

	Futures	Equity	Futures unrealized appreciation	$378,897
			Futures unrealized depreciation	(36,716)
		Commodity	Futures unrealized appreciation	591,235
			Futures unrealized depreciation	(284,037)
		Currency	Futures unrealized appreciation	84,870
			Futures unrealized depreciation	(21,289)
		Interest	Futures unrealized appreciation	45,824
			Futures unrealized depreciation	(395,226)
			Totals	$363,558

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations and Consolidated Statements of Operations for the Funds, for the year ended December 31, 2021, were as follows:

				Realized and unrealized gain
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	(loss) on derivatives
Equity Armor	Options Purchased	Equity	Net realized loss from options purchased	$(683,372)

	Options Written	Equity	Net realized gain from options written	259,472
	Futures	Equity	Net realized loss from futures	(2,877,781)
			Totals	$(3,301,681)
	Options Purchased	Equity	Net change in unrealized appreciation on options purchased	$422,813
	Options Written	Equity	Net change in unrealized appreciation on options written	65,312
	Futures	Equity	Net change in unrealized depreciation on futures	(328,268)
Tactical Return			Totals	$159,857
	Options Purchased	Equity	Net realized loss from options purchased	$(2,103,046)
	Options Written	Equity	Net realized gain from options written	16,428,204
	Futures	Equity	Net realized gain from futures	4,324
			Totals	$14,329,482
	Options Written	Equity	Net change in unrealized depreciation on options written	$(33,266)

Strategic Allocation
	Futures	Equity	Net realized gain from futures	$2,205,142

	Futures	Equity	Net change in unrealized appreciation on futures	41,180
			Totals	$2,246,322

ReSolve Adaptive
	Futures	Equity	Net realized gain from futures	$2,638,392

		Commodity	Net realized gain from futures	10,818,730
		Currency	Net realized loss from futures	(3,538,853)
		Interest	Net realized loss from futures	286,038
			Totals	$10,204,307
	Futures	Equity	Net change in unrealized depreciation on futures	$(1,378)
		Commodity	Net change in unrealized depreciation on futures	(1,317,202)
		Currency	Net change in unrealized depreciation on futures	(209,165)
		Interest	Net change in unrealized appreciation on futures	(512,385)
			Totals	$(2,040,130)

Inflation Growth	Futures	Equity	Net realized loss from futures	$(72,712)

The value of derivative instruments outstanding as of December 31, 2021 as disclosed in the Schedules of Investments (Consolidated Schedule of Investments for ReSolve Adaptive) and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations (Consolidated Statements of Operations for ReSolve Adaptive) serve as indicators of the volume of derivative activity for the Funds.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial assets and liabilities derivatives and the effect of the derivative instruments on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities as of December 31, 2021:

				Gross Amounts of Assets Presented in the
				(Consolidated) Statement of Assets & Liabilities
		Gross Amounts	Net Amounts
	Gross Amounts	Offset in the	Presented in the
	Recognized in the	(Consolidated)	(Consolidated)
	(Consolidated)	Statements of	Statements of
	Statements of Assets	Assets and	Assets and	Financial	Cash Collateral
	and Liabilities	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Equity Armor
Description of Asset:
Futures Contracts	$531,527	$—	$531,527	$(531,527)	$—	$—
Description of Liability:
Futures Contracts	$919,857	$—	$919,857	$531,527	$(388,330)	$—
Strategic Allocation
Description of Asset:
Futures Contracts	$225,560	$—	$225,560	$—	$—	$225,560
ReSolve Adaptive
Description of Asset:
Futures Contracts	$1,100,826	$—	$1,100,826	$(737,268)	$—	$363,558
Description of Liability:
Futures Contracts	$737,268	$—	$737,268	$(737,268)	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

D. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method. For convertible securities, premiums attributable to the conversion feature are not amortized. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

E. Dividends and Distributions to Shareholders

The amount of dividends from net investment income and net realized gains recorded on the ex-dividend date are determined in accordance with the federal income tax regulations, which may differ from GAAP and are recorded on ex-date. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, non-deductible stock issuance costs, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles and return of capital from investments. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

Fund	Income Dividends	Capital Gains
Equity Armor	Monthly	Annually
Tactical Return	Annually	Annually
Dynamic Brands	Annually	Annually
Strategic Allocation	Quarterly	Annually
ReSolve Adaptive	Annually	Annually
Pier 88	Quarterly	Annually
Special Situations	Monthly	Annually
Inflation Growth	Quarterly	Annually

Certain Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

F. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

G. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2018 to December 31, 2020 (as applicable), or expected to be taken in the Funds’ December 31, 2021 year-end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expenses in the Statements of Operations. As of December 31, 2021, the Funds did not incur any interest or penalties.

H. Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

I. Market Risk

Overall market risks may also affect the value of a Fund. The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

depressions; or other tragedies, catastrophes and events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

(3) FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Investment Advisory Fee— Rational Advisors, Inc., (the “Advisor”) serves as the Funds’ investment adviser. Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The Funds’ sub-advisors are responsible for the day-to-day management of each Fund’s portfolios. The Advisor provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Advisor, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Advisor, not the Funds.

Fund	Advisory Fee Tiered Annual Rate
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Equity Armor	0.75%	0.70%	0.65%
Dynamic Brands	0.75%	0.70%	0.65%

	Advisory Fee Annual Rate
Strategic Allocation	0.10%
ReSolve Adaptive	1.75%
Tactical Return	1.75%
Pier 88	0.85%
Special Situations	1.50%
Inflation Growth	1.25%

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage commissions and trading costs, interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, non-routine or extraordinary expenses (such as litigation or reorganizational costs), and costs and expenses of litigation or claims on behalf of the Fund regarding portfolio investments initiated (or threatened) by the investment advisor or sub-advisor) as listed below:

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

	Expense Caps			Expiration
Fund	Institutional Class Shares	Class A Shares	Class C Shares
Equity Armor*	N/A	N/A	N/A	N/A
Tactical Return	1.99%	2.24%	2.99%	April 30, 2022
Dynamic Brands	1.24%	1.49%	2.24%	April 30, 2022
Strategic Allocation	0.45%	0.70%	1.45%	April 30, 2022
ReSolve Adaptive	1.97%	2.22%	2.97%	April 30, 2022
Pier 88	0.99%	1.24%	1.99%	April 30, 2022
Special Situations	1.75%	2.00%	2.75%	April 30, 2022
Inflation Growth	1.49%	1.74%	2.49%	April 30, 2023

*	Equity Armor expense limitation agreement expired April 30, 2021. The expense limitation prior to April 30, 2021 was 1.00% for Institutional shares, 1.25% for class A shares and 2.00% for class C shares.

Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. As of December 31, 2021, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective Fund:

	Amount Waived or	Expiring Beginning
Fund	Reimbursed	December 31,
Equity Armor	137,069	2022
	135,785	2023
	38,723	2024
Tactical Return	179,111	2022
	127,155	2023
	104,062	2024
Dynamic Brands	53,415	2022
	—	2023
	—	2024
Strategic Allocation	63,678	2022
	72,877	2023
	67,124	2024
ReSolve Adaptive	140,730	2022
	137,538	2023
	125,327	2024
Pier 88	21,532	2022
	155,789	2023
	174,835	2024
Special Situations	66,286	2022
	159,379	2023
	119,447	2024
Inflation Growth	52,120	2024

During the year ended December 31, 2021, the Advisor for Dynamic Brands recaptured $49,609 of previously waived expenses.

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans. Additional information regarding the Trust’s Trustees is available in the Funds’ Statement of Additional Information.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

The Board has adopted the Trust’s Distribution Plan (the “12b-1 Plan”) which allows each Fund to pay fees up to 0.25% for Class A shares and up to 1.00% for Class C shares based on average daily net assets of each class to financial intermediaries (which may be paid through the Funds’ distributor) for the sale and distribution of these shares. Pursuant to the 12b-1 Plan, the Funds may finance from their assets certain activities or expenses that are intended primarily to result in the sale of Fund shares and to reimburse Northern Lights Distributors, LLC., the Funds’ distributor (the “Distributor or NLD”), and the Advisor for distribution related expenses. For the year ended December 31, 2021, the amounts accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Equity Armor	$30,673	$15,132
Tactical Return	33,309	90,393
Dynamic Brands	54,214	34,875
Strategic Allocation	21,125	11
ReSolve Adaptive	1,567	2,603
Pier 88	10,965	1,652
Special Situations	122,516	257,466
Inflation Growth	241	14

Shareholder Servicing Fees - The Trust has adopted a Shareholder Services Plan pursuant to which the Funds may pay Shareholder Services Fees up to 0.25% of the average daily net assets to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of shares for Institutional, Class A and Class C Shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services and are reflected as such on the Statements of Operations. The Funds also pay UFS for any out-of-pocket expenses. Officers of the Trust are also employees of UFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds, which are included in printing expenses on the Statements of Operations.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), an affiliate of the Advisor, MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee, which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. These fees are included in Management Service Fees on the Statements of Operations.

Pursuant to the Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. These fees are included in Compliance Officer Fees on the Statements of Operations. The amounts due to MFund at December 31, 2021 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under Payable to related parties.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

An Officer of the Trust is also the controlling member of MFund and the Advisor, and is not paid any fees directly by the Trust for serving in such capacity.

Affiliated Funds — Affiliated companies are mutual funds that are advised by Catalyst Capital Advisors, AlphaCentric Advisors, LLC or Rational Advisors, Inc. Companies that are affiliates of the Funds at December 31, 2021, are noted in the Strategic Allocation’s Schedule of Investments. A summary of these investments in affiliated funds is set forth below:

	Shares Balance			Shares Balance		Change in	Dividends	Amount of Gain
	December 31,			December 31,		Unrealized	Credited to	(Loss) Realized on
Fund	2020	Purchases	Sales	2021	Fair Value	Gain/(Loss)	Income	Sale of Shares
AlphaCentric Income Opportunities Fund, Inst. Sh.	39,468	5,996	1,685	43,779	$532,796	$58,894	$7,833	$746
Catalyst Enhanced Income Strategy Fund, Inst. Sh.	124,639	37,886	1,783	160,742	1,766,550	(41,695)	108,804	(250)
Catalyst Insider Income Fund Inst. Sh.	77,855	27,350	2,020	103,185	1,010,182	(6,437)	22,403	2,331
Catalyst/CIFC Floating Rate Income Fund	82,210	25,477	2,086	105,601	1,015,884	4,799	30,274	(125)
Catalyst/Stone Beach Income Opportunity Fund, Inst. Sh.	70,017	28,597	2,304	96,310	806,129	(66,131)	35,933	(2,032)
Rational Special Situations Income Fund, Inst. Sh.	70,961	20,193	1,008	90,146	1,774,959	5,962	73,943	(43)
Rational/Pier 88 Convertible Securities Fund CL. I	112,557	27,167	1,623	138,101	1,651,693	24,759	75,621	40,578
Total	577,707	172,666	12,509	737,864	8,558,193	(19,849)	354,811	41,205

(4) INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Equity Armor	$143,669,936	$143,445,834
Tactical Return	—	—
Dynamic Brands	238,894,711	209,018,762
Strategic Allocation	1,978,421	182,742
ReSolve Adaptive	—	—
Pier 88	162,682,007	124,574,879
Special Situations	500,429,002	192,302,263
Inflation Growth	2,033,582	—

(5) INVESTMENT RISK

In accordance with its investment objectives and through its exposure to the managed futures programs, each of Equity Armor, Strategic Allocation, ReSolve Adaptive and Inflation Growth may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

In accordance with its investment objectives and through its exposure to options, Tactical Return and Equity Armor may have increased or decreased exposure to Option Risk factors defined below:

Options Risk – Tactical Return and Equity Armor are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Activist Strategies Risk – As part of Special Situation’s principal investment strategy, the Sub-Advisor seeks to identify “special situations” where it can seek to remedy legal, technical or structural issues it has identified in the securities held by the Fund through activist strategies, including through litigation or the threat of litigation. Such activist strategies may not be successful and may have a negative impact on the Fund, including causing the Fund to incur legal related costs and expenses and portfolio turnover if the Sub-Advisor determines to sell such securities.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

(6) AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes (including options written), and its respective gross unrealized appreciation and depreciation at December 31, 2021, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Equity Armor	$58,364,570	$11,010,791	$(608,481)	$10,402,310
Tactical Return	190,637,306	—	—	—
Dynamic Brands	97,010,827	17,353,738	(2,944,434)	14,409,304
Strategic Allocation	9,048,571	446,210	(120,734)	325,476
ReSolve Adaptive	61,259,968	306,188	(471,023)	(164,835)
Pier 88	111,791,399	10,734,081	(1,890,680)	8,843,401
Special Situations	750,200,632	33,866,571	(22,545,714)	11,320,857
Inflation Growth	2,063,029	90,229	(106,064)	(15,835)

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

(7) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year or period ended December 31, 2021 and December 31, 2020 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
December 31, 2021	Income	Capital Gains	Capital	Total
Equity Armor	$825,350	$—	$—	$825,350
Tactical Return	170,878	10,584,404	—	10,755,282
Dynamic Brands	6,465,633	3,298,116	—	9,763,749
Strategic Allocation	681,214	754,830	—	1,436,044
ReSolve Adaptive	8,865,209	—	—	8,865,209
Pier 88	5,673,975	2,900,416	—	8,574,391
Special Situations	28,362,084	—	23,176	28,385,260
Inflation Growth	15,445	17	—	15,462

For fiscal year ended	Ordinary	Long-Term	Return of
December 31, 2020	Income	Capital Gains	Capital	Total
Equity Armor	$564,193	$—	$—	$564,193
Tactical Return	1,086,680	3,391,193	—	4,477,873
Dynamic Brands	5,764,896	2,684,155	—	8,449,051
Strategic Allocation	232,735	—	18,623	251,358
ReSolve Adaptive	205,777	—	88,954	294,731
Pier 88	1,229,024	19,438	—	1,248,462
Special Situations	13,372,271	—	623,229	13,995,500

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficits)
Equity Armor	$13,223	$—	$—	$(4,057,337)	$—	$10,402,310	$6,358,196
Tactical Return	59,296	—	—	(2,092,502)	—	—	(2,033,206)
Dynamic Brands	2,896,739	—	—	—	—	14,409,304	17,306,043
Strategic Allocation	132,688	235,138	—	—	—	325,476	693,302
ReSolve Adaptive	671,426	—	(603,264)	(3,406,676)	—	(173,183)	(3,511,697)
Pier 88	386,215	—	—	—	—	8,843,401	9,229,616
Special Situations	—	—	(4,159,228)	(2,802,836)	—	11,320,857	4,358,793
Inflation Growth	—	—	(49,365)	—	—	(15,835)	(65,200)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open futures and options 1256 contracts, and adjustments for C-Corporation return of capital distributions, grantor trusts, perpetual bonds, trust preferred securities, income on contingent convertible debt securities, and Section 305(c) deemed dividend distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $(8,348) for the Resolve Adaptive Asset Allocation Fund.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Equity Armor	$—
Tactical Return	—
Dynamic Brands	—
Strategic Allocation	—
ReSolve Adaptive	—
Pier 88	—
Special Situations	—
Inflation Growth	49,365

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Equity Armor	$—
Tactical Return	—
Dynamic Brands	—
Strategic Allocation	—
ReSolve Adaptive	603,264
Pier 88	—
Special Situations	4,159,228
Inflation Growth	—

At December 31, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carry forwards utilized in the current year as follows:

	Non- Expiring	Non-Expiring		Capital Loss Carry
	Short-Term	Long-Term	Total	Forwards Utilized
Equity Armor	$733,723	$3,323,614	$4,057,337	$3,004,319
Tactical Return*	303,470	1,789,032	2,092,502	92,691
Dynamic Brands	—	—	—	—
Strategic Allocation	—	—	—	743,977
ReSolve Adaptive	2,222,013	1,184,663	3,406,676	—
Pier 88	—	—	—	—
Special Situations	2,802,836	—	2,802,836	3,292,781
Inflation Growth	—	—	—	—

*	The Rational Tactical Return Fund experienced a shareholder change in ownership resulting in an annual limitation on the amount of pre-change capital loss carry forwards available to be recognized in each year. Due to IRC Section 382 limitations, utilization of these carry forwards is limited to a maximum of $92,691 per year.

During the fiscal year ended December 31, 2021, the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of the use of tax equalization credits, the reclassification of prior year paydown adjustments and adjustments for the Resolve Adaptive’s wholly owned subsidiary, which has a November 30 tax year end, resulted in reclassifications for the

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

Funds for the fiscal year ended December 31, 2021 as follows:

	Paid In	Accumulated
	Capital	Earnings (Deficit)
Equity Armor	$—	$—
Tactical Return	1,369,118	(1,369,118)
Dynamic Brands	1,187,205	(1,187,205)
Strategic Allocation	34,008	(34,008)
ReSolve Adaptive	(1,677,255)	1,677,255
Pier 88	—	—
Special Situations	(1,587,910)	1,587,910
Inflation Growth	—	—

(8) LINE OF CREDIT

Effective December 10, 2020, the Trust has a $100,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on a monthly basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

During the year ended December 31, 2021, the average amount of borrowings outstanding was as follows:

	Average
	borrowings	Interest	Average
Fund	outstanding	Expense*	borrowings rate
Dynamic Brands	$664,889	$1,080	3.25%
Pier 88	728,000	66	3.25%

*	Includes interest expenses for borrowings on the line of credit and may not tie back to the Statement of Operations, which may include overdraftsfees, line of credit fees and broker interest.

The largest outstanding borrowing during the year ended December 31, 2021, was $1,412,000 and $728,000 for Dynamic Brands and Pier 88, respectively. As of December 31, 2021, no Funds had outstanding borrowings.

(9) UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of Tactical Return and ReSolve Adaptive will be directly affected by the performance of the First American Government Obligations Fund, U Class. The financial statements of the First American Government Obligations Fund, including the Schedule of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of December 31, 2021, the percentage of Tactical Return and ReSolve Adaptive’s net assets invested in the First American Government Obligations Fund were 65.2% and 93.2%, respectively.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021	ANNUAL REPORT

(10) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2021, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Equity	Tactical	Strategic	ReSolve	Pier	Special	Inflation
	Armor	Return	Allocation	Adaptive	88	Situations	Growth
NFS LLC(1)	35.56%	—	85.62%	35.96%	74.75%	—	—
Charles Schwab (1)	—	—	—	45.99%	—	29.01%	—
LPL Financial (1)	—	34.11%	—	—	—	—	—
TD Ameritrade	28.94%	—	—	—	—	—	—
Pershing	—	—	—	—	—	—	27.60%

(1)	This owner is comprised of multiple investors and accounts.

(11) NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19,2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Funds’ performance and increase costs related to the Funds’ use of derivatives.

(12) SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, Rational/ReSolve Adaptive Asset Allocation Fund, Rational/Pier 88 Convertible Securities Fund, Rational Special Situations Income Fund, and Rational Inflation Growth Fund and Board of Trustees of Mutual Fund and Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed below (the “Funds”), each a series of Mutual Fund and Variable Insurance Trust, as of December 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, and Rational/ReSolve Adaptive Asset Allocation Fund *	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018, and 2017
Rational/Pier 88 Convertible Securities Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended 2021, 2020, and for the period from December 6, 2019 (commencement of operations) through December 31, 2019
Rational Special Situations Income Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended 2021, 2020, and for the period from July 17, 2019 (commencement of operations) through December 31, 2019
Rational Inflation Growth Fund	For the period from August 18, 2021 through December 31, 2021

*	The financial statements referred to above are Consolidated Financial Statements.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2022

RATIONAL FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period 07/01/21 and held for the entire period through 12/31/21

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid
	Expense Ratio	07/01/2021	12/31/2021	During Period *	12/31/2021	During Period *
Rational Equity Armor Fund - Class A **	1.37%	$1,000.00	$1,055.40	$7.10	$1,018.30	$6.97
Rational Equity Armor Fund - Class C **	2.12%	1,000.00	1,051.80	10.96	1,014.52	10.76
Rational Equity Armor Fund - Institutional **	1.12%	1,000.00	1,056.60	5.81	1,019.56	5.70
Rational Tactical Return Fund - Class A **	2.24%	1,000.00	1,012.70	11.36	1,013.91	11.37
Rational Tactical Return Fund - Class C **	2.99%	1,000.00	1,009.50	15.14	1,010.13	15.15
Rational Tactical Return Fund - Institutional **	1.99%	1,000.00	1,014.50	10.10	1,015.17	10.11
Rational Dynamic Brands Fund - Class A	1.49%	1,000.00	1,002.90	7.52	1,017.69	7.58
Rational Dynamic Brands Fund - Class C	2.24%	1,000.00	999.70	11.29	1,013.91	11.37
Rational Dynamic Brands Fund - Institutional	1.24%	1,000.00	1,004.90	6.27	1,018.95	6.31
Rational Strategic Allocation Fund - Class A	0.70%	1,000.00	1,138.20	3.77	1,021.68	3.57
Rational Strategic Allocation Fund - Class C	1.45%	1,000.00	1,133.40	7.80	1,017.90	7.37
Rational Strategic Allocation Fund - Insitutional	0.45%	1,000.00	1,139.10	2.43	1,022.94	2.29
Rational/ReSolve Adaptive Asset Allocation Fund - Class A	2.22%	1,000.00	1,042.70	11.43	1,014.01	11.27
Rational/ReSolve Adaptive Asset Allocation Fund - Class C	2.97%	1,000.00	1,039.10	15.26	1,010.23	15.05
Rational/ReSolve Adaptive Asset Allocation Fund - Institutional	1.97%	1,000.00	1,044.30	10.15	1,015.27	10.01
Rational Special Situations Income Fund - Class A	2.00%	1,000.00	1,020.00	10.18	1,015.12	10.16
Rational Special Situations Income Fund - Class C	2.75%	1,000.00	1,016.30	13.98	1,011.34	13.94
Rational Special Situations Income Fund - Institutional	1.75%	1,000.00	1,021.70	8.92	1,016.38	8.89
Rational/Pier 88 Convertible Securities Fund - Class A	1.24%	1,000.00	986.10	6.21	1,018.95	6.31
Rational/Pier 88 Convertible Securities Fund - Class C	1.99%	1,000.00	984.00	9.95	1,015.17	10.11
Rational/Pier 88 Convertible Securities Fund - Institutional **	0.99%	1,000.00	987.40	4.96	1,020.21	5.04
Rational Inflation Growth Fund - Class A ++	1.74%	1,000.00	986.10	6.39	1,012.06	6.47
Rational Inflation Growth Fund - Class C ++	2.49%	1,000.00	984.00	9.14	1,009.28	9.25
Rational Inflation Growth Fund - Institutional ++	1.49%	1,000.00	987.40	5.48	1,012.98	5.55

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

+	Actual Expenses calculated from August 18, 2021 (commencement of operations) to December 31, 2021. Please note that while the Fund commenced operations on August 18, 2021, the hypothetical expenses paid during the period reflect activity for the full six month period for the purpose of comparability. This projection assumes that annualized expense ratios were in effect during the period July 1, 2021 to December 31, 2021. Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (135) divided by the number of days in the fiscal year (365).

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MFVIT Approvals for December 31, 2021 Annual Report

September 14 and 22, 2021 Approvals

Consideration and Renewal of Management Agreement between Mutual Fund and Variable Insurance Trust and Rational Advisors, Inc. with respect to Rational Pier 88 Fund, September 14 and 22, 2021

In connection with a telephonic meeting held on September 14 and 22, 2021, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of the management agreement between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Rational Pier 88 Fund (the “Pier 88 Fund”), a series of the Trust (the “Management Agreement”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with its deliberations regarding approval of the Management Agreement, the Board reviewed materials prepared by Rational (the “Rational 15(c) Response”). The Board also considered the information presented at Board meetings throughout the year.

Review of Rational 15 (c)Response

Nature, Extent and Quality of Services. The Board reviewed the services Rational provides to the Pier 88 Fund and information concerning Rational’s financial condition, resources, personnel, business operations, and compliance program. The Board reviewed Rational’s Form ADV as of April 27, 2021, and the firm’s balance sheet as of June 30, 2021. The Board noted that there were no new compliance or regulatory issues. After further discussion and review of the Rational 15(c) Response, the Board concluded that Rational had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the advisory services provided to the Fund by Rational were acceptable.

Performance. The Board considered that the Pier 88 Fund’s assets as of June 30, 2021, had grown to approximately $98.2 million, an increase from approximately $ 57.4 million in assets as of June 30, 2020. The Board compared the returns of the Fund to those of its peer group, Morningstar category, and benchmarks for periods ended June 30, 2021. The Board considered that the Fund had outperformed the Bloomberg U.S. Aggregate Bond Index for the 1- and 3-year periods and the period since inception on March 1, 2017; outperformed the ICE BofA Investment Grade U.S. Convertible 5% Constrained Index for the 3-year period but underperformed for the 1-year and since inception periods; and underperformed its peer group, the Morningstar Convertibles

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category, and the S&P 500 Total Return Index for the 1-year 3-year and since inception periods. The Board noted that the Fund invested primarily in investment-grade debt obligations and considered Rational’s attribution of the Fund’s underperformance of its peer group and Morningstar category averages to strong returns from below investment-grade convertible bonds. The Board considered Rational’s statement that the expertise of the Fund’s sub-advisor, Pier 88 Investments, LLC (“Pier 88”), in investment grade-convertible debt and investment approach have contributed to the Fund’s performance. After further discussion, the Board determined the Fund’s performance was acceptable.

Fees and Expenses. The Board considered that Rational’s management fee for Pier 88 Fund was higher than the median and average, but within the range of, advisory fees for the peer group and the Morningstar Convertibles category. After further discussion, the Board concluded that the management fees payable to Rational with respect to the Fund were reasonable.

The Board also noted that the Fund’s net expense ratio (after waivers and reimbursements) was below the peer group and Morningstar category median expenses, below the peer group and above the Morningstar category average expenses, but within the range of average expenses for the peer group and Morningstar category. After further discussion, the Board concluded that the Fund’s net expenses were reasonable.

Profitability. The Board reviewed a report from Rational analyzing the firm’s profitability with respect to its management of the Pier 88 Fund, and noted that Rational was managing the Fund at a loss. The Board concluded that the level of Rational’s profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits received by Rational from its relationship with the Pier 88 Fund and the Trust.

Economies of Scale. The Board considered whether Rational was sharing economies of scale with the Pier 88 Fund. The Board noted that the Management Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels. The Board considered Rational’s view that advisory fee breakpoints were not appropriate in light of the significant risks inherent in the management of funds. The Board determined, after further discussion, that economies of scale had not been reached and agreed that the matter of economies of scale would be revisited as the Fund’s assets increased.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board. Having requested, reviewed, and discussed in depth such information from Rational as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interest of the Pier 88 Fund and its shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Rational Advisors, Inc. and Pier 88 Investment Partners with respect to Rational Pier 88 Convertible Securities Fund, September 14 and 22, 2021

In connection with a telephonic meeting held on September 14 and 22, 2021, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of the sub-advisory agreement between Rational Advisors, Inc. (“Rational”) and Pier 88 Investment Partners (“Pier 88”) with respect to Rational Pier 88 Convertible Securities Fund (the “Pier 88 Fund”), a series of the Trust (the “Pier 88 Sub-Advisory Agreement”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Pier 88 Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the Pier 88 Sub-Advisory Agreement. In connection with its deliberations regarding approval of the Pier 88 Sub-Advisory Agreement, the Board reviewed materials prepared by Pier 88 (the “Pier 88 15(c) Response”) and Rational, and considered the information presented at Board meetings throughout the year.

Review of Pier 88 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Pier 88. The Board reviewed information concerning Pier 88’s financial condition and resources; personnel, business operations, and compliance program. The Board considered that Pier 88 managed the Pier 88 Fund’s portfolio in accordance with its principal strategies in seeking to achieve the Fund’s investment objective. The Board reviewed a copy of Pier 88’s Form ADV. After further discussion and review of the Pier 88 15(c) Response, the Board concluded that Pier 88 would continue to provide an acceptable level of services to the Fund.

Performance. The Board considered that the Pier 88 Fund’s assets as of June 30, 2021, had grown to approximately $98.2 million, an increase from approximately $ 57.4 million in assets as of June 30, 2020. The Board compared the returns of the Fund to those of its peer group, Morningstar category, and benchmarks for periods ended June 30, 2021. The Board considered that the Fund had outperformed the Bloomberg U.S. Aggregate Bond Index for the 1- and 3-year periods and the period since inception on March 1, 2017; outperformed the ICE BofA Investment Grade U.S. Convertible 5% Constrained Index for the 3-year period but underperformed for the 1 -year and since inception periods; and underperformed its peer group, the Morningstar Convertibles category, and the S&P 500 Total Return Index for the 1- and 3-year and since inception periods. The Board noted that the Fund invested primarily in investment-grade debt obligations and considered Rational’s attribution of the Fund’s underperformance of its peer group and Morningstar category averages to strong returns from below investment-grade convertible bonds. The Board considered

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Rational’s statement that the expertise of the Fund’s sub-advisor, Pier 88 Investments, LLC (“Pier 88”), in investment grade-convertible debt and investment approach have contributed to the Fund’s performance. After further discussion, the Board determined the Fund’s performance was acceptable.

Fees and Expenses. The Board considered that the sub-advisory fees paid to Pier 88 with respect to the Fund were paid entirely by Rational. The Board noted that the sub-advisory fee payable to Pier 88 were 50% of the 0.85% fee charged by Rational and considered Rational and Pier 88’s view that the sub-advisory fee was reasonable in light of the 0.75% that Pier 88 charges to separately managed accounts with similar investment strategies. The Board noted that with the contractual expense cap in place, Rational and Pier 88 were waiving a portion of their fees. After further discussion, the Board concluded that the sub-advisory fees payable to Pier 88 with respect to the Fund were reasonable.

Profitability. The Board reviewed a profitability analysis provided by Pier 88 with respect to the Pier 88 Fund and noted that Pier 88 operates the Fund at a loss after marketing expenses. After further discussion, the Board concluded that the level of Pier 88’s profitability with respect to the Fund was not a concern at this time.

“Fall-out” Benefits. The Board considered fall-out benefits received by Pier 88 from its relationship with the Pier 88 Fund and the Trust.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor level issue and should be considered with respect to the overall Management Agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Pier 88 Sub-Advisory Agreement. Having received, reviewed, and discussed in depth such information from Pier 88 as the Board believed to be reasonably necessary to evaluate the terms of the Pier 88 Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Pier 88 Sub-Advisory Agreement was in the best interests of the Pier 88 Fund and its shareholders.

Consideration and Renewal of Sub-Advisory Agreement between Rational Advisors, Inc. and Equity Armor, LLC with respect to Rational Equity Armor Fund, September 14 and 22, 2021

In connection with a telephonic meeting held on September 14 and 22, 2021, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of the sub-advisory agreement between Rational Advisors, Inc. (“Rational”) and Equity Armor, LLC (“Equity Armor”) with respect to Rational Equity Armor Fund (the “Equity Armor Fund”), a series of the Trust (the “Equity Armor Sub-Advisory Agreement”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Equity Armor

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Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the Equity Armor Sub-Advisory Agreement. In connection with its deliberations regarding approval of the Equity Armor Sub-Advisory Agreement, the Board reviewed materials prepared by Equity Armor and Rational (the “Equity Armor 15(c) Response”), and considered the information presented at Board meetings throughout the year.

Review of Equity Armor 15(c)Responses

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Equity Armor. The Board reviewed information concerning Equity Armor’s financial condition and resources; personnel, business operations, and compliance program. The Board considered that Equity Armor managed the Equity Armor Fund’s portfolio in accordance with its principal strategies in seeking to achieve the Fund’s investment objective. The Board reviewed a copy of Equity Armor’s Form ADV. The Board recommended that Equity Armor work with Mr. Schmidt to improve its compliance program and Board reporting. After further discussion and review of the Equity Armor 15(c) Response, the Board concluded that Equity Armor would continue to provide an acceptable level of services to the Fund.

Performance. The Board considered that the Equity Armor Fund’s assets as of June 30, 2021, had grown to approximately $70.6 million, an increase from approximately $38.4 million in assets as of June 30, 2020. The Board compared the returns of the Fund to those of its peer group, Morningstar category, and benchmarks for periods ended June 30, 2021. The Board noted that the Fund performed in line with five-star Morningstar rated hedged equity type funds such as the JP Morgan Hedged Equity Fund. The Board considered that the Fund lagged the S&P 500 Value Index and the S&P 500 Total Return Index for the one-, five-, and ten-year periods, but outperformed the S&P Value Index since Equity Armor began managing the Fund’s portfolio on December 12, 2019. The Board considered that Rational believes that the Fund has met its objective of seeking total return, with dividend income an important component of that return. After further discussion, the Board determined that the Fund’s performance was acceptable.

Fees and Expenses. The Board considered that the sub-advisory fees paid to Equity Armor with respect to the Equity Armor Fund were paid entirely by Rational. The Board noted that the sub-advisory fee payable to Equity Armor was 50% of the 0.75% fee paid by the Fund to Rational. The Board considered Rational and Equity Armor’s view that the sub-advisory fee was low relative to other funds that use derivatives of volatility products or funds that are actively managed with similar investment objectives. After further discussion, the Board concluded that the sub-advisory fees payable to Equity Armor with respect to the Fund were reasonable.

Profitability. The Board reviewed a profitability analysis provided by Equity Armor with respect to Equity Armor Fund and noted that Equity Armor operates the Fund with a minimal profit after taking into account marketing expenses. After further discussion, the Board concluded that the

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level of Equity Armor’s profitability with respect to its overall relationship with the Equity Armor Fund was not a concern at this time.

“Fall-out” Benefits. The Board considered fall-out benefits received by Equity Armor from its relationship with the Equity Armor Fund and the Trust.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor level issue and should be considered with respect to the overall Management Agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Equity Armor Sub-Advisory Agreement. Having received, reviewed, and discussed in depth such information from Equity Armor as the Board believed to be reasonably necessary to evaluate the terms of the Equity Armor Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Equity Armor Sub-Advisory Agreement was in the best interests of the Equity Armor Fund and its shareholders.

June 18, 2021 Approval for the Inflation Growth Fund

Consideration and Approval of Management Agreement between Mutual Fund and Variable Insurance Trust and Rational Advisors, Inc. with respect to Rational Inflation Growth Fund, June 18, 2021

In connection with a telephonic meeting held on June 18, 2021, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the approval of the proposed management agreement between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Rational Inflation Growth Fund (the “Inflation Growth Fund”), a newly established series of the Trust (the “Management Agreement”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with its deliberations regarding approval of the Management Agreement, the Board reviewed materials prepared by Rational (the “Rational 15(c) Response”).

Review of Rational 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the services that Rational would provide to the Inflation Growth Fund and information concerning the financial condition and resources, personnel, business, operations, and compliance program of Rational. The Board noted

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its familiarity with the key personnel serving the other series of the Trust and other affiliated funds, and discussed the consistent and quality services provided by the team of professionals at Rational. The Board then discussed the firm’s culture of compliance and risk management program. After further discussion and review of the Rational 15(c) Response, the Board concluded that Rational would provide an acceptable level of services to the Fund.

Performance. The Board compared the returns of the Energy Infrastructure Fund (which is mutual fund with a comparable investment strategy focused on infrastructure and managed by Catalyst Capital Advisors LLC, an affiliate of Rational (“Catalyst”), and also sub-advised by SL Advisors) for various periods ended March 31, 2021 to those of its benchmark, the Alerian MLP TR Index, and noted that the Energy Infrastructure Fund had outperformed its benchmark for the 5-year period, but underperformed the benchmark for the 1- and 3-year periods and the period since inception. After further discussion, the Board determined that it would revisit the Inflation Growth Fund’s performance after it commenced investment operations.

Fees and Expenses. The Board reviewed the proposed advisory fees for the Inflation Growth Fund of 1.25% as compared to those of a peer group of alternative strategy funds drawn from the Morningstar Multialternative category. The Board considered that the proposed advisory fee was lower than the median and average advisory fees of the peer group and was higher than the median and average, but within the range of, advisory fees in the Morningstar category.

The Board considered that the Inflation Growth Fund’s Institutional shares expected gross expense ratio, 2.10%, was above the median and average expense ratios of the peer group and Morningstar Multialternative category. The Board also considered that expected net expense ratio (after expense reimbursements) of the Fund’s Institutional shares, 1.49%, was higher than the median net expense ratio of the Morningstar category, but lower than the median expense ratio of the peer group and the average net expenses for both the peer group and the Morningstar category.

Profitability. The Board reviewed the projected profitability analysis that Rational had provided with respect to the Inflation Growth Fund and considered that Rational did not expect to realize a profit from its management of the Fund in the first 12 months of operations, but did expect to realize a profit during the second year. After further discussion, the Board concluded that the level of Rational’s expected profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered the fall-out benefits that Rational was expected to receive from its relationship with the Inflation Growth Fund and the Trust.

Economies of Scale. The Board considered Rational’s statement that it did not expect the Inflation Growth Fund to benefit from economies of scale until the Fund had achieved at least $200 million in assets. The Board considered Rational’s statement that it did not believe that advisory fee breakpoints were appropriate due to the nature of the Fund’s management and risks, including liquidity and complex and extensive compliance issues. The Board determined, after further discussion, that the matter of economies of scale would be revisited as the Fund’s assets materially increased.

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Conclusion. No single factor was determinative to the decision of the Board. Having reviewed and discussed in depth such information from Rational as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Agreement was in the best interests of the Inflation Growth Fund and its future shareholders.

Consideration and Approval of Sub-Advisory Agreement between Rational Advisors, Inc. and SL Advisors, LLC with respect to Rational Inflation Growth Fund, June 18, 2021

In connection with a telephonic meeting held on June 10, 2021, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the approval of the proposed sub-advisory agreement between Rational Advisors, Inc. (“Rational”) and SL Advisors, LLC (“SL Advisors”) with respect to Rational Inflation Growth Fund (the “Inflation Growth Fund”), a newly established series of the Trust (the “SL Advisors Sub-Advisory Agreement”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the SL Advisors Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the SL Advisors Sub-Advisory Agreement. In connection with its deliberations regarding approval of the SL Advisors Sub-Advisory Agreement, the Board reviewed materials prepared by SL Advisors (the “SL Advisors 15(c) Response”) and Rational.

Review of SL Advisors 15(c) Response

Nature, Extent, and Quality Extent of Services. The Board discussed the nature of SL Advisor’s operations and its management team. The Board reviewed SL Advisors’ Form ADV and considered Trust’s CCO’s determination that SL Advisors’ compliance program was reasonably designed to prevent violations of federal securities laws. The Board reviewed SL Advisors’ financial statement and determined that it did not raise any issues. After further discussion and review of the SL Advisors 15(c) Response, the Board concluded that SL Advisors would provide an acceptable level of services to the Inflation Growth Fund.

Performance. The Board compared the returns of the Energy Infrastructure Fund (which is mutual fund with a comparable investment strategy focused on infrastructure and managed by Catalyst Capital Advisors LLC, an affiliate of Rational (“Catalyst”), and also sub-advised by SL Advisors) for various periods ended March 31, 2021 to those of its benchmark, the Alerian MLP TR Index, and noted that the Energy Infrastructure Fund had outperformed its benchmark for the 5-year period, but underperformed the benchmark for the 1- and 3-year periods and the period since inception. After further discussion, the Board determined that it would revisit the Inflation Growth Fund’s performance after it commenced investment operations.

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Fees and Expenses. The Board considered that the sub-advisory fees payable to SL Advisors with respect to the Inflation Growth Fund would be paid entirely by Rational. The Board noted that the sub-advisory fees payable to SL Advisors were 50% of the 1.25% fee to be charged by Rational, and considered Rational and SL Advisors’ view that the sub-advisory fee was reasonable in light of the specialized and active nature of the Fund’s portfolio management style. The Board noted that with the contractual expense cap in place, Rational and SL Advisors were waiving a portion of their fees. After further discussion, the Board concluded that the sub-advisory fees payable to SL Advisors with respect to the Fund were reasonable.

Profitability. The Board reviewed the projected profitability analysis that SL Advisors had provided with respect to the Inflation Growth Fund and considered that SL Advisors did not expect to realize a profit from its management of the Fund in the first 12 months of operations, but did expect to realize a profit during the second year. After further discussion, the Board concluded that the level of SL Advisors’ expected profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered the fall-out benefits that SL Advisors was expected to receive from its relationship with the Inflation Growth Fund and the Trust.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the approval of the SL Advisors Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from SL Advisors as the Board believed to be reasonably necessary to evaluate the terms of the SL Advisors Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the SL Advisors Sub-Advisory Agreement was in the best interest of the Inflation Growth Fund and its future shareholders.

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MFVIT Approvals for December 31, 2021 Annual Report

December 10 and 17, 2021 Approvals

Consideration and Renewal of Management Agreement between Mutual Fund and Variable Insurance Trust and Rational Advisors, Inc. with respect to Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, Rational Special Situations Fund, Rational Pier 88 Fund, and Rational/ReSolve Adaptive Asset Allocation Fund, December 10 and 17, 2021

In connection with a telephonic meeting held on December 10 and 17, 2021, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of the management agreement between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Rational Equity Armor Fund (the “Equity Armor Fund”), Rational Tactical Return Fund (the “Tactical Return Fund”), Rational Dynamic Brands Fund (the “Dynamic Brands Fund”), Rational Strategic Allocation Fund (the “Strategic Allocation Fund”), Rational Special Situations Fund (the “Special Situations Fund”), Rational Pier 88 Fund (the “Pier 88 Fund”), and Rational/ReSolve Adaptive Asset Allocation Fund (the “ReSolve Fund”), each a series of the Trust (collectively the “Renewal Funds”) (the “Management Agreement”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided for each Fund with respect to the approval of the Management Agreement and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with its deliberations regarding approval of the Management Agreement, the Board reviewed materials prepared by Rational (the “Rational 15(c) Response”) and considered the information presented at Board meetings throughout the year.

Review of Rational 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the services provided by the team of professionals at Rational. The Board reviewed information concerning Rational’s resources, personnel, business operations, and culture of compliance. The Board reviewed Rational’s Form ADV as of April 27, 2021, and the firm’s balance sheet as of September 30, 2021. The Board noted that there were no new compliance or regulatory issues. After further discussion and review of the Rational 15(c) Response, the Board concluded that Rational had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the advisory services provided to the Renewal Funds by Rational were acceptable.

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Performance. The Board compared the returns of each Renewal Fund to those of its peer group, Morningstar category, and benchmarks for various periods ended September 30, 2021.

Equity Armor Fund. The Board considered that since Equity Armor began managing the Equity Armor Fund on December 13, 2019, through September 30, 2021, the Fund has outperformed the S&P 500 Value TR Index and underperformed the S&P 500 TR Index. The Fund outperformed the average returns of the Morningstar Options Trading category for the 1-, 3-, and 10-year periods and underperformed the category for the 5-year period. The Fund underperformed the average returns of the peer group, the Morningstar Large Value category, the S&P 500 Value TR Index, and the S&P 500 TR Index for the 1-, 3-, 5-, and 10-year periods. The Fund’s underperformance during the 1-year period was attributed to the performance of the Fund’s futures overlay during periods of increased market volatility. After further discussion, the Board determined that the Fund’s performance was acceptable.

Tactical Return Fund. The Board considered that the Tactical Return Fund outperformed the average returns of the peer group for the 3- and 5-year periods; underperformed the peer group average for the 1-year period; and underperformed the average returns of the Morningstar Options Trading Category and S&P 500 TR Index for the 1-, 3-, 5-, and 10-year periods. Rational noted that the Fund had achieved positive average annual returns despite several major market drawdown events since Warrington began managing the Fund, including the significant drawdowns in the fourth quarter of 2018 and the first quarter of 2020, with lower volatility than the S&P 500 TR Index. After further discussion, the Board determined that the Fund’s performance was acceptable.

Dynamic Brands Fund. The Board considered that since Accuvest began managing the Dynamic Brands Fund on October 17, 2017, through September 30, 2021, the Fund has outperformed the S&P 500 TR Index. The Fund outperformed the average returns of its peer group and Morningstar Large Growth category for the 3-year period; outperformed the S&P 500 TR Index for the 3- and 5-year periods; underperformed the peer group and Morningstar Large Growth category averages for the 1-, 5-, and 10-year periods; and underperformed the S&P 500 TR Index for the 1- and 10-year periods. After further discussion, the Board determined that the Fund’s performance was acceptable.

Strategic Allocation Fund. The Board considered that the Strategic Allocation Fund outperformed the average returns of its peer group, Morningstar Allocation 50-70% Equity category and the S&P 500 TR Index for the 1-year period; and underperformed the peer group and Morningstar category averages and the S&P 500 TR Index for the 3-, 5- , and 10-year periods. The Board noted that the Fund’s strategy was changed in December 2019. After further discussion, the Board determined that the Fund’s performance was acceptable.

Special Situations Fund. The Board considered that the Special Situations Fund outperformed the average returns of the Morningstar Nontraditional Bond category, the Bloomberg U.S. Aggregate Bond TR Index and the Bloomberg MBS TR Index for the 1-, 5-, and 10-year periods; outperformed the average returns of the peer group and the Morningstar Multisector Bond category for the 3-, 5-, and 10-year periods; and underperformed the peer group and Morningstar Multisector Bond averages for the 1-year period. After further discussion, the Board determined that the Fund’s performance was acceptable.

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Pier 88 Fund. The Board considered that the Pier 88 Fund outperformed the Bloomberg U.S. Aggregate Bond TR Index for the 1- and 3-year periods and the period since inception on March 1, 2017; outperformed the ICE BofA IG US Convertible 5% Index for the 3-year period; underperformed the peer group and Morningstar Convertibles category averages for the 1- and 3-year periods and since inception; underperformed the ICE BofA IG US Convertible 5% Index for the 1-year and since inception periods; and underperformed the S&P 500 TR Index for the 1-, 3-and since inception periods. The Board discussed Rational’s explanation that the Fund trailed the peer group and Morningstar Convertibles category because of recent strong returns from the below investment grade convertible bonds and that the underperformance of the Fund’s convertible bond strategy relative to the S&P 500 TR Index is expected during a period of strong equity returns. After further discussion, the Board determined that the Fund’s performance was acceptable.

ReSolve Fund. The Board considered that the ReSolve Fund outperformed the Morningstar Macro Trading category average and the Barclay Hedged CTA Index for the 1-, 3-, 5-, and 10-year periods; outperformed the peer group average for the 1-, 3, and 10-year periods; underperformed the peer group average for the 5-year period; and underperformed the S&P 500 TR Index for the 1-, 3-, 5-, and 10-year periods. After further discussion, the Board determined that the Fund’s performance was acceptable.

Fees and Expenses. The Board compared each Renewal Fund’s management fees and net expenses to those of its peer group and Morningstar category.

Equity Armor Fund. The Board considered that the Equity Armor Fund’s assets had increased over the year ended September 30, 2021. The Board considered that Rational’s management fee for the Fund was lower than average and median advisory fees for the peer group and Morningstar Options Trading category, and higher than the average and median advisory fees for the Morningstar Large Value category, which includes funds with passive investment strategies in contrast with the Fund’s active investment strategy. After further discussion, the Board concluded that the management fees payable to Rational with respect to the Fund were reasonable.

The Board considered that the net expense ratio of the Equity Armor Fund’s Institutional shares was higher than the average and median net expense ratios of the peer group and both Morningstar categories. The Board considered the specialized nature of the Fund’s management, which included a futures overlay strategy. After further discussion, the Board concluded that the Fund’s net expenses were reasonable.

Tactical Return Fund. The Board considered that the Tactical Return Fund’s assets had increased over the year ended September 30, 2021. The Board considered that Rational’s management fee for the Fund was higher than the average and median advisory fees of the peer group and the Morningstar Options Trading category. The Board considered Rational’s statement that the Fund’s management fees were the same as those of two other funds with somewhat similar strategies in the Morningstar Options Trading category. The Board noted that with the contractual expense cap in place, Rational was waiving a portion of its fees with respect to the Fund. After further discussion, the Board concluded that the management fees payable to Rational with respect to the Fund were reasonable.

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The Board considered that the net expense ratio of the Tactical Return Fund’s Institutional shares was higher than the average and median net expense ratios of the peer group and the Morningstar Options Trading category. After further discussion, the Board concluded that the Fund’s net expenses were reasonable.

Dynamic Brands Fund. The Board considered that the Dynamic Brands Fund’s assets had increased significantly over the year ended September 30, 2021. The Board considered that Rational’s management fee for the Fund was lower than the average and equal to the median advisory fees of the peer group; and higher than the average and median advisory fees of the Morningstar Large Growth category. The Board noted that with the contractual expense cap in place, Rational was waiving a portion of its fees with respect to the Fund. After further discussion, the Board concluded that the management fees payable to Rational with respect to the Fund were reasonable.

The Board considered that the net expense ratio of the Dynamic Brands Fund’s Institutional shares was higher than the average and median net expense ratios of the peer group and Morningstar Options Trading category. After further discussion, the Board concluded that the Fund’s net expenses were reasonable.

Strategic Allocation Fund. The Board considered that the Strategic Allocation Fund’s assets had increased over the year ended September 30, 2021. The Board considered that Rational’s management fee for the Fund was lower than the average and median advisory fees of the peer group and the Morningstar Allocation 50%-70% Equity category. The Fund’s management fee was within range of advisory fees paid by other funds of funds. The Board noted that with the contractual expense cap in place, Rational was waiving a portion of its fees with respect to the Fund. After further discussion, the Board concluded that the management fees payable to Rational with respect to the Fund were reasonable.

The Board considered that the net expense ratio of the Strategic Allocation Fund’s Institutional shares was higher than the average net expense ratios of the peer group and Morningstar category. After further discussion, the Board concluded that the Fund’s net expenses were reasonable.

Special Situations Fund. The Board considered that the Special Situations Fund’s assets had increased significantly over the year ended September 30, 2021. The Board considered that Rational’s management fee for the Fund was higher than the average advisory fees of the peer group, the Morningstar Non- Traditional Bond category, and the Morningstar Multisector Bond category, but lower than the highest advisory fee of the peer group and the Morningstar Non-Traditional Bond category. The Board considered the specialized nature of the Fund’s investment strategy, which involves investing in undervalued mortgage-backed securities and identifying special situations within the asset class that offer the potential for asymmetric upside returns. The Board noted that with the contractual expense cap in place, Rational was waiving a portion of its fees with respect to the Fund. After further discussion, the Board concluded that the management fees payable to Rational with respect to the Fund were reasonable.

The Board considered that the net expense ratio of the Special Situations Fund’s Institutional shares was higher than the average net expense ratios of the peer group and both Morningstar

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categories. After further discussion, the Board concluded that the Fund’s net expenses were reasonable.

Pier 88 Fund. The Board considered that the Pier 88 Fund’s assets had increased over the year ended September 30, 2021. The Board considered that Rational’s management fee for the Fund was higher than the average and median advisory fees for the peer group and Morningstar Convertibles category, but lower than the highest advisory fee of either the peer group or the Morningstar category. The Board considered the specialized nature of the Fund’s investment strategy, which focuses on investing in convertible securities. The Board noted that with the contractual expense cap in place, Rational was waiving a portion of its fees with respect to the Fund. After further discussion, the Board concluded that the management fees payable to Rational with respect to the Fund were reasonable.

The Board considered that the net expense ratio of the Pier 88 Fund’s Institutional shares was lower than the average, but higher than the median, net expense ratio of the peer group and higher than the average and median for the Morningstar category. After further discussion, the Board concluded that the Fund’s net expenses were reasonable.

ReSolve Fund. The Board considered that the ReSolve Fund’s assets had increased over the year ended September 30, 2021. The Board considered that Rational’s management fee for the Fund was higher than the average and median advisory fees for the peer group and the Morningstar Macro Trading category. The Board considered the specialized nature of the Fund’s investment strategy, which uses a proprietary methodology to identify investment opportunities and utilizes futures contracts. The Board noted that with the contractual expense cap in place, Rational was waiving a portion of its fees with respect to the Fund. After further discussion, the Board concluded that the management fees payable to Rational with respect to the Fund were reasonable.

The Board considered that the net expense ratio of the ReSolve Fund’s Institutional shares was higher than the average and median net expense ratios of the peer group and the Morningstar category. After further discussion, the Board concluded that the Fund’s net expenses were reasonable.

Profitability. The Board reviewed a profitability analysis provided for each Renewal Fund. Rational realized profits from its management of the Tactical Return Fund, Dynamic Brands Fund, Pier 88 Fund, ReSolve Fund, and Special Situations Fund; and incurred losses with respect to the Equity Armor Fund and Strategic Allocation Fund. After further discussion, the Board concluded that the level of Rational’s profitability with respect to each Renewal Fund did not raise any concerns.

Economies of Scale. The Board noted that, except for the Equity Armor Fund and Dynamic Brands Fund, the Management Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels. The Board agreed that establishing management fee breakpoints for other Renewal Funds might be an appropriate way for Rational to share its economies of if the Renewal Fund experienced significant growth in assets. After further discussion, the Board noted that no Renewal Fund had reached such levels and agreed to revisit the issue of breakpoints at the Management Agreement’s next renewal.

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Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Management Agreement with respect to the Renewal Funds. Having requested, reviewed, and discussed in depth such information from Rational as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded the renewal of the Management Agreement was in the best interest of each Renewal Fund and its shareholders.

Consideration and Renewal of Sub-Advisory Agreements with respect to Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Special Situations Fund, Rational/ReSolve Adaptive Asset Allocation Fund, Rational Pier 88 Convertible Securities Fund, and Rational Equity Armor Fund, December 10 and 17, 2021

In connection with a telephonic meeting held on December 10 and 17, 2021, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of sub-advisory agreements (each a “Sub-Advisory Agreement”) between Rational Advisors, Inc. (“Rational”) and certain sub-advisors with respect to the series of the Trust (each a “Fund”) shown in the following table.

Sub-Advisor	Fund
Warrington Asset Management, LLC (“Warrington”)	Rational Tactical Return Fund (the “Tactical Return Fund”)
Accuvest Global Advisors (“Accuvest”)	Rational Dynamic Brands Fund (the “Dynamic Brands Fund”)
ESM Management, LLC (“ESM”)	Rational Special Situations Fund (the “Special Situations Fund”)
ReSolve Asset Management Inc. (“ReSolve Canada”)	Rational/ReSolve Adaptive Asset Allocation Fund (the “ReSolve Fund”)
Pier 88 Investment Partners (“Pier 88”)	Rational Pier 88 Convertible Securities Fund (the “Pier 88 Fund”)
Equity Armor, LLC (“Equity Armor”)	Rational Equity Armor Fund (the “Equity Armor Fund”)

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of counsel and its own business judgment in evaluating each Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to each Sub- Advisory Agreement. The Board reviewed the materials prepared by the sub-advisors (each a “15(c) Response”) and Rational, and considered the information presented at Board meetings throughout the year.

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Review of Warrington 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Warrington. The Board reviewed information concerning Warrington’s financial condition and resources; personnel, business; operations and compliance program. The Board considered that Warrington managed the Tactical Return Fund’s portfolio in accordance with its principal strategies in seeking to achieve the Fund’s investment objective. The Board reviewed a copy of Warrington’s Form ADV. After further discussion and review of the Warrington 15(c) Response, the Board concluded that Warrington would continue to provide an acceptable level of services to the Tactical Return Fund.

Performance. The Tactical Return Fund outperformed the average returns of the peer group for the 3- and 5-year periods; underperformed the peer group average for the 1-year period; and underperformed the average returns of the Morningstar Options Trading Category and S&P 500 TR Index for the 1-, 3-, 5-, and 10-year periods. Rational noted that the Fund had achieved positive average annual returns despite several major market drawdown events since Warrington began managing the Fund, including the significant drawdowns in the fourth quarter of 2018 and the first quarter of 2020, with lower volatility than the S&P 500 TR Index. After further discussion, the Board determined that the Tactical Return Fund’s performance was acceptable.

Fees and Expenses. The Board considered that the sub-advisory fee paid to Warrington with respect to the Tactical Return Fund was paid entirely by Rational. The sub-advisory fee payable to Warrington, 50% of the 1.75% fee charged by Rational, was lower than the fees that Warrington charged to separately managed accounts following a similar strategy. With the contractual expense cap in place, Rational and Warrington were waiving a portion of their fees. After further discussion, the Board concluded that the sub-advisory fees payable to Warrington with respect to the Tactical Return Fund were reasonable.

Profitability. The Board reviewed a profitability analysis provided by Warrington with respect to the Tactical Return Fund and noted that Warrington realized a profit from managing the Fund’s portfolio. After further discussion, the Board concluded that the level of Warrington’s profitability with respect to the Tactical Return Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits received by Warrington from its relationship with the Tactical Return Fund and the Trust.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall Management Agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Warrington Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from Warrington as the Board believed to be reasonably necessary to evaluate the terms of the Warrington Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the renewal of the

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Warrington Sub-Advisory Agreement was in the best interests of the Tactical Return Fund and its shareholders.

Review of Accuvest 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Accuvest. The Board reviewed information concerning Accuvest’s financial condition and resources; personnel, business; operations and compliance program. The Board considered that Accuvest managed the Dynamic Brands Fund’s portfolio in accordance with its principal strategies in seeking to achieve the Fund’s investment objective. The Board reviewed a copy of Accuvest’s Form ADV. After discussion and review of the Accuvest’s 15(c) Response, the Board concluded that Accuvest would continue to provide an acceptable level of services to the Dynamic Brands Fund.

Performance. Since Accuvest began managing the Dynamic Brands Fund on October 17, 2017, through September 30, 2021, the Fund has outperformed the S&P 500 TR Index. The Fund outperformed the average returns of its peer group and Morningstar Large Growth category for the 3-year period; outperformed the S&P 500 TR Index for the 3- and 5-year periods; underperformed the peer group and Morningstar Large Growth category averages for the 1-, 5-, and 10-year periods; and underperformed the S&P 500 TR Index for the 1- and 10-year periods. After further discussion, the Board determined that the Dynamic Brand Fund’s performance was acceptable.

Fees and Expenses. The Board considered that the sub-advisory fee paid to Accuvest pursuant to the Accuvest Sub-Advisory Agreement was paid entirely by Rational. The sub-advisory fee payable to Accuvest, 50% of the 0.75% fee charged by Rational, was lower than the fees that Accuvest receives for managing other funds and separately managed accounts following a similar strategy. After further discussion, the Board concluded that the sub-advisory fees payable to Accuvest with respect to the Dynamic Brands Fund were reasonable.

Profitability. The Board reviewed a profitability analysis provided by Accuvest with respect to the Dynamic Brands Fund and noted that Accuvest realized a profit from managing the Fund’s portfolio. After further discussion, the Board concluded that the level of Accuvest’s profitability with respect to the Dynamic Brands Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits received by Accuvest from its relationship with the Dynamic Brands Fund and the Trust.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall Management Agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Accuvest Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from Accuvest, as the Board believed to be reasonably necessary to evaluate the terms of the Accuvest Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the renewal of the

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Accuvest Sub -Advisory Agreement was in the best interests of the Dynamic Brands Fund and its shareholders.

Review of ESM 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at ESM. The Board reviewed information concerning ESM’s financial condition and resources; personnel, business; operations and compliance program. The Board considered that ESM managed the Special Situations Fund’s portfolio in accordance with its principal strategies in seeking to achieve the Fund’s investment objective. The Board reviewed a copy of ESM’s Form ADV. After further discussion and review of the ESM 15(c) Response, the Board concluded that ESM would continue to provide an acceptable level of services to the Special Situations Fund.

Performance. The Special Situations Fund outperformed the average returns of the Morningstar Nontraditional Bond category, the Bloomberg U.S. Aggregate Bond TR Index and the Bloomberg MBS TR Index for the 1-, 3-, 5-, and 10-year periods; outperformed the average returns of the peer group and the Morningstar Multisector Bond category for the 3- , 5-, and 10- year periods; and underperformed the peer group and Morningstar Multisector Bond averages for the 1-year period. After further discussion, the Board determined that the Special Situations Fund’s performance was acceptable.

Fees and Expenses. The Board considered that the sub-advisory fee paid to ESM pursuant to the ESM Sub-Advisory Agreement was paid entirely by Rational. The sub-advisory fee payable to ESM, 50% of the 1.50% fee charged by Rational, was lower than the fees that ESM receives from separately managed accounts following a similar strategy. The Board noted that with the contractual expense cap in place, Rational and ESM were waiving a portion of their fees. After further discussion, the Board concluded that the sub-advisory fees payable to ESM with respect to the Special Situations Fund were reasonable.

Profitability. The Board reviewed a profitability analysis provided by ESM with respect to the Special Situations Fund and noted that ESM realized a profit from managing the Fund’s portfolio. After further discussion, the Board concluded that the level of ESM’s profitability with respect to the Special Situations Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits received by ESM from its relationship with the Special Situations Fund and the Trust.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall Management Agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the ESM Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from ESM, as the Board believed to be reasonably necessary to evaluate the terms of the ESM Sub-Advisory Agreement, and as

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assisted by the advice of counsel, the Board concluded that the renewal of the ESM Sub -Advisory Agreement was in the best interests of the Special Situations Fund and its shareholders.

Review of ReSolve Canada 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at ReSolve Canada. The Board reviewed information concerning the financial condition and resources, personnel, business operations, and compliance program of ReSolve Canada and its responsibilities with respect to managing the ReSolve Fund. The Board reviewed ReSolve Canada’s financial statements. The Board considered that ReSolve Canada manages the Fund’s portfolio in accordance with its principal strategies in seeking to achieve the Fund’s investment objective. The Board reviewed a copy of ReSolve Canada’s Form ADV. After discussion and review of the ReSolve Canada 15(c) Response, the Board concluded that ReSolve Canada would continue to provide an acceptable level of services to the Fund.

Performance. The ReSolve Fund outperformed the Morningstar Macro Trading category average and the Barclay Hedged CTA Index for the 1-, 3-, 5-, and 10-year periods; outperformed the peer group average for the 1-, 3, and 10-year periods; underperformed the peer group average for the 5-year period; and underperformed the S&P 500 TR Index for the 1-, 3-, 5-, and 10-year periods. After further discussion, the Board determined that the Fund’s performance was acceptable.

Fees and Expenses. The Board considered that the sub-advisory fee paid to Resolve Canada were paid entirely by Rational. The Board noted that the sub-advisory fee payable to ReSolve Canada, 12.5% of the 1.75% fee charged by Rational, , was lower than the fees that ReSolve Canada charged to separately managed accounts following a similar strategy. The Board noted that with the contractual expense cap in place, Rational and ReSolve Canada were waiving a portion of their fees. After further discussion, the Board concluded that the sub-advisory fees payable to ReSolve Canada with respect to the Fund were reasonable.

Profitability. The Board reviewed profitability analyses provided by ReSolve Canada with respect to the ReSolve Fund and noted that ReSolve Canada realized a loss from managing the Fund’s portfolio. After further discussion, the Board concluded that the level of ReSolve Canada’s profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits received by ReSolve Canada from its relationship with the ReSolve Fund and the Trust.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall Management Agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the ReSolve Canada Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from ReSolve Canada as the Board believed to be reasonably necessary to evaluate the terms of the ReSolve Canada Sub-

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Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the renewal of the ReSolve Canada Sub-Advisory Agreement was in the best interests of the ReSolve Fund and its shareholders.

Review of Pier 88 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Pier 88. The Board reviewed information concerning Pier 88’s financial condition and resources; personnel, business; operations and compliance program. The Board considered that Pier 88 managed the Pier 88 Fund’s portfolio in accordance with its principal strategies in seeking to achieve the Fund’s investment objective. The Board reviewed a copy of Pier 88’s Form ADV. After further discussion and review of the Pier 88 15(c) Response, the Board concluded that Pier 88 would continue to provide an acceptable level of services to the Fund.

Performance. The Pier 88 Fund outperformed the Bloomberg U.S. Aggregate Bond TR Index for the 1- and 3-year periods and the period since inception on March 1, 2017; outperformed the ICE BofA IG US Convertible 5% Index for the 3-year period; underperformed the peer group and Morningstar Convertibles category averages for the 1- and 3-year periods and since inception; and underperformed the ICE BofA IG US Convertible 5% Index for the 1-year and since inception periods; and underperformed the S&P 500 TR Index for the 1-, 3- and since inception periods. The Board discussed Rational’s explanation that the Fund trailed the peer group and Morningstar Convertibles category because of recent strong returns from the below investment grade convertible bonds and that the underperformance of the Fund’s convertible bond strategy relative to the S&P 500 TR Index is expected during a period of strong equity returns. After further discussion, the Board determined that the Fund’s performance was acceptable.

Fees and Expenses. The Board considered that the sub-advisory fee paid to Pier 88 pursuant to the Pier 88 Sub- Advisory Agreement was paid entirely by Rational. The Board noted that the sub-advisory fee payable to Pier 88, 50% of the 0.85% fee charged by Rational, was lower than the fees that Pier 88 receives from separately managed accounts following a similar strategy. The Board noted that with the contractual expense cap in place, Rational and Pier 88 were waiving a portion of their fees. After further discussion, the Board concluded that the sub-advisory fees payable to Pier 88 with respect to the Pier 88 Fund were reasonable.

Profitability. The Board reviewed a profitability analysis provided by Pier 88 with respect to the Pier 88 Fund and noted that Pier 88 incurred a loss from managing the Fund’s portfolio. After further discussion, the Board concluded that the level of Pier 88’s profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits received by Pier 88 from its relationship with the Pier 88 Fund and the Trust.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall Management Agreement, taking into consideration the impact of the sub-advisory expense.

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Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Pier 88 Sub-Advisory Agreement. Having requested, reviewed, and discussed such information from Pier 88 as the Board believed to be reasonably necessary to evaluate the terms of the Pier 88 Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Pier 88 Sub-Advisory Agreement was in the best interests of the Pier 88 Fund and its shareholders.

Review of Equity Armor 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Equity Armor. The Board reviewed information concerning Equity Armor’s financial condition and resources; personnel, business; operations and compliance program. The Board considered that Equity Armor managed the Equity Armor Fund’s portfolio in accordance with its principal strategies in seeking to achieve the Fund’s investment objective. The Board reviewed a copy of Equity Armor’s Form ADV. After further discussion and review of the Equity Armor 15(c) Response, the Board concluded that Equity Armor would continue to provide an acceptable level of services to the Fund.

Performance. Since Equity Armor began managing the Equity Armor Fund on December 13, 2019, through September 30, 2021, the Fund has outperformed the S&P 500 Value TR Index and underperformed the S&P 500 TR Index. The Fund outperformed the average returns of the Morningstar Options Trading category for the 1-, 3-, and 10-year periods and underperformed the category for the 5-year period. The Fund underperformed the average returns of the peer group, the Morningstar Large Value category, the S&P 500 Value TR Index, and the S&P 500 TR Index for the 1-, 3-, 5-, and 10-year periods. The Fund’s underperformance during the 1-year period was attributed to the performance of the Fund’s futures overlay during periods of increased market volatility. After further discussion, the Board determined that the Fund’s performance was acceptable.

Fees and Expenses. The Board considered that the sub-advisory fee paid to Equity Armor pursuant to the Equity Armor Sub-Advisory Agreement was paid entirely by Rational. The Board considered that the sub-advisory fee paid to Equity Armor pursuant to the Equity Armor Sub-Advisory Agreement was paid entirely by Rational. The Board noted that the sub- advisory fee payable to Equity Armor, 50% of the 0.75% fee charged by Rational, was lower than the fees that Equity Armor receives from separately managed accounts following a similar strategy. After further discussion, the Board concluded that the sub-advisory fees payable to Equity Armor with respect to the Equity Armor Fund were reasonable.

Profitability. The Board reviewed a profitability analysis provided by Equity Armor with respect to the Equity Armor Fund and noted that Equity Armor incurred a loss from managing the Fund’s portfolio. After further discussion, the Board concluded that the level of Equity Armor’s profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits received by Equity Armor from its relationship with the Equity Armor Fund and the Trust.

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Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall Management Agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Equity Armor Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from Equity Armor as the Board believed to be reasonably necessary to evaluate the terms of the Equity Armor Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Equity Armor Sub-Advisory Agreement was in the best interests of the Equity Armor Fund and its shareholders.

Consideration and Renewal of Trading Advisory Agreement between Rational and ReSolve Asset Management SEZC (Cayman) with respect to Rational/ReSolve Adaptive Asset Allocation Fund, December 10 and 17, 2021

In connection with a telephonic meeting held on December 10 and 17, 2021, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of the trading advisory agreement between Rational Advisors, Inc. (“Rational”) and ReSolve Asset Management SEZC (Cayman) (“ReSolve Global”), with respect to Rational/ReSolve Adaptive Asset Allocation Fund (the “ReSolve Fund”), a series of the Trust (the “ReSolve Global Trading Advisory Agreement”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of counsel and its own business judgment in evaluating the ReSolve Global Trading Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the ReSolve Global Trading Advisory Agreement. The Board reviewed the materials prepared by ReSolve Global (the “ReSolve Global 15(c) Response”) and Rational, and considered the information presented at Board meetings throughout the year.

Review of ReSolve Global 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at ReSolve Global. The Board reviewed information concerning the financial condition and resources, personnel, business operations, and compliance program of ReSolve Global and its responsibilities with respect to managing the ReSolve Fund. The Board reviewed ReSolve Global’s financial statements. The Board considered that ReSolve Global manages the Fund’s portfolio in accordance with its principal strategies in seeking to achieve the Fund’s investment objective. After discussion and review of the ReSolve Global 15(c) Response, the Board concluded that ReSolve Global would continue to provide an acceptable level of services to the Fund.

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Performance. The ReSolve Fund outperformed the Morningstar Macro Trading category average and the Barclay Hedged CTA Index for the 1-, 3-, 5-, and 10-year periods; outperformed the peer group average for the 1-, 3, and 10-year periods; underperformed the peer group average for the 5-year period; and underperformed the S&P 500 TR Index for the 1-, 3-, 5-, and 10-year periods. After further discussion, the Board determined that the Fund’s performance was acceptable.

Fees and Expenses. The Board considered that the trading advisory fee paid to ReSolve Global was paid entirely by Rational. The Board noted that the trading advisory fee payable to ReSolve Global, 37.5% of the 1.75% fee charged by Rational, was lower than the fees that ReSolve Global charged to separately managed accounts following a similar strategy. The Board noted that with the contractual expense cap in place, Rational and ReSolve Global were waiving a portion of their fees. After further discussion, the Board concluded that the trading advisory fees payable to ReSolve Global with respect to the Fund were reasonable.

Profitability. The Board reviewed profitability analyses provided by ReSolve Global with respect to the ReSolve Fund and noted that ReSolve Global realized a profit from managing the Fund’s portfolio. After further discussion, the Board concluded that the level of ReSolve Global’s profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits received by ReSolve Global from its relationships with the ReSolve Fund and the Trust.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall Management Agreement, taking into consideration the impact of the trading advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the ReSolve Global Trading Advisory Agreement. Having requested, reviewed, and discussed in depth such information from ReSolve Global as the Board believed to be reasonably necessary to evaluate the terms of the ReSolve Global Trading Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the renewal of the ReSolve Global Trading Advisory Agreement was in the best interests of the ReSolve Fund and its shareholders.

RATIONAL FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
December 31, 2021

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed each Fund’s investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

RATIONAL FUNDS
Boards of Trustees and Trust Officers (Unaudited)
December 31, 2021	ANNUAL REPORT

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Managing Member, Genovese Family Enterprises, LLC (real estate firm), since 1999; Managing member, Bear Properties, LLC (real estate firm), since 2006; Managing member, PTL Real Estate, LLC (2000-2019) (real estate/investment firm).	56	Chairman of the Board, Strategy Shares, since 2016; Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust, since 2006; Independent Trustee and Chair of Audit Committee, Variable Insurance Trust, since 2010; Trustee, IDX Funds (formerly M3 Sixty Funds Trust), since 2016; Chairman of the Board, AlphaCentric Prime Meridian Income Fund, since 2018.
Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committees	Trustee and Chair of Audit and Risk and Compliance Committees since 2016; Chair of Investment Committee since November 2020	Attorney, private practice, since 2011.	17	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.
Donald McIntosh Year of Birth: 1967	Trustee	Since 2016	Credit risk review analyst, Santander Holdings USA, since 2015; Governance analyst, Santander Bank, 2011 - 2015.	17	Trustee, Strategy Shares, since 2016; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee, AlphaCentric Prime Meridian Income Fund since 2018.

*	The term of office of each Trustee is indefinite.

RATIONAL FUNDS
Boards of Trustees and Trust Officers (Unaudited) (Continued)
December 31, 2021	ANNUAL REPORT

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 2022	Vice President of the Trust, 2018-2021; Chief Operating Officer (“COO”), Catalyst Capital Advisors LLC and Rational Advisors, Inc. since 2017; Portfolio Manager, Catalyst Capital Advisors LLC, 2013 - May 2021; President, MFund Distributors LLC since January 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC since 2019; COO, MFund Management LLC since 2019; COO, AlphaCentric Advisors LLC since January 2021; Portfolio Manager, Rational Advisors, Inc., 2016-2018.

Erik Naviloff 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 2016	Vice President - Fund Administration, Ultimus Fund Solutions, LLC, since 2012.

Aaron Smith 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska, 68022 Year of Birth: 1974	Assistant Treasurer	Since 2016	Manager - Fund Administration, Ultimus Fund Solutions, LLC, since 2012.

Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2016	Director, MFund Services LLC since 2015.

Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2016	Director of Legal Services, MFund Services LLC, since 2012.

*	Officers do not receive any compensation from the Trust.

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-800-253-0412

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

●     Mutual Fund & Variable Insurance Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund & Variable Insurance Trust doesn’t jointly market.

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 800-253-0412. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Rational Advisors, Inc., serves as Investment Advisor to the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Shareholder Services: 800-253-0412

Rational-AR21

Item 2.	Code of Ethics.

(a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Fiscal year ended 2021: $106,000

Fiscal year ended 2020: $80,000

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

Fiscal year ended 2021: $0

Fiscal year ended 2020: $0

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Fiscal year ended 2021: $24,800

Fiscal year ended 2020: $17,500

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $0

Fiscal year ended 2020: $0

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2016 and 2015, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included in annual report to shareholders filed under item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(1)       Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)       Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Mutual Fund and Variable Insurance Trust

By (Signature and Title)	/s/ Michael Schoonover
Michael Schoonover, President and Principal Executive Officer

Date	3/8/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Schoonover
Michael Schoonover, President and Principal Executive Officer

Date	3/8/22

By (Signature and Title)	/s/ Erik Naviloff
Erik Naviloff, Treasurer and Principal Financial Officer

Date	3/8/22